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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

Voya Series Fund, Inc. (formerly ING Series
Fund, Inc.)
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	June 1, 2014 to November 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2014

Classes A, B, C, I, O, R, R6 and W

Domestic Equity and Income Fund

■      Voya Core Equity Research Fund

Domestic Equity and Growth Funds

■      Voya Corporate Leaders 100 Fund

■      Voya Large Cap Growth Fund

■      Voya Small Company Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Leaving safe harbor

Dear Shareholder,

At the end of October, the Federal Open Market Committee (“FOMC”) announced that it was ending quantitative easing (“QE”), its monthly purchases of mortgage-backed and U.S. Treasury securities. Since 2009, the Federal Reserve has made these purchases to prop up the mortgage market, to keep long-term interest rates low, and to stimulate economic growth. As expected, the FOMC decided QE had been successful enough that it was no longer needed. Even before the announcement, investors saw the end in sight and had been acting on their vision, with near-term implications for the financial markets.

Besides stimulating the economy and supporting the housing market, low interest rates have reduced the returns available from many financial assets, creating greater demand for riskier assets among investors seeking higher yields. However, investors anticipating the end of QE have reevaluated the tradeoff between risk and return, resulting in greater volatility of asset prices. What’s more, falling oil prices have added uncertainty to the global economic outlook and further intensified market volatility.

Volatility presents both challenges and opportunities. On the one hand, it can lead to stress as investors see returns go up and down; on the other, it can make certain types of assets much more attractive, and can lead to valuations that are based on long-term economic merits rather than temporary, policy-induced preferences. The point is not to get too caught up in the moment; remember that your investing goals are long term and so too should be your investment strategy. If you are concerned about volatility and its potential impact on your portfolio, talk to your financial advisor before you do anything else.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity; there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

December 2, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended November 30, 2014

As our fiscal year commenced, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had advanced by just over 4% in 2014, recovering early losses as the depressing effects of a cold and snowy winter in the U.S. on economic activity and sentiment steadily lifted. In the next six months the Index gained a further 6.37%, surviving turmoil late in the period as described below. (The Index returned 2.25% for the six-months ended November 30, 2014, measured in U.S. dollars.)

With the improvement in the season had come a pick-up in U.S. economic data and this continued into the new fiscal year. Employment reports were looking better and the unemployment rate fell below 6%. The November bulletin marked the seventh consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, prices continued to rise on an annual basis and the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 4.6% in the second.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish at about 2% annually. Quantitative easing, the U.S. Federal Reserve Board’s $85 billion of monthly Treasury and mortgage-backed securities purchases, had been progressively tapered from the beginning of the year and was due to end completely in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan’s GDP fell 7.1% (annualized) in the second quarter after a rise in the consumption tax rate. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second quarter. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing: there was no political consensus and Germany was unequivocally opposed.

The Index actually reached a new peak on September 19, but by October 16 fell 8.2%, roiled by a 4% monthly fall in German industrial production. As in February, the rebound was even faster: the Index recovered the 8.2% in the next two weeks, boosted when the ECB started to buy euro zone covered bonds, a pale shadow of quantitative easing, but a program which might evolve into it. Favorable corporate earnings in the U.S. and even Europe also supported equities as did the news on October 30 that U.S. GDP had grown 3.5% annualized in the third quarter, later revised up to 3.9%. Sentiment received another lift in late October when the Bank of Japan substantially raised its quantitative easing target and Japan’s $1 trillion Government Pension Investment Fund (“GPIF”) announced an increased allocation to global equities. November was the best month of the six for the Index, which closed just off another all-time high.

In U.S. fixed income markets, short-term Treasury yields increased while longer-term yields fell over the six months through November. The Barclays U.S. Treasury Bond Index as a whole returned 1.99% for the period, close to the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”), which added 1.91%. Both outperformed the Barclays U.S. Corporate Investment Grade Bond sub-index, which gained 1.66%. The Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), actually lost 0.59%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds, after their strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, climbed 8.58% in the fiscal half-year, closing within 1% of another all-time high. Health care was the top-performing sector, returning 17.36%; the only loser was energy, which dropped 14.68% as oil prices slumped in the face of increasing supply and faltering demand. Record operating earnings per share for S&P 500® companies in the second and probably third quarters of 2014 were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar gained against other major currencies over the six months. The dollar jumped 9.50% against the euro, on the U.S.’s much better growth and interest rate increase prospects and 7.09% on the pound, which drifted from a multi-year high in July as the likelihood of an early UK rate increase receded. The dollar surged 16.57% against the yen, on the prospect of further monetary easing in Japan and a partial re-allocation into non-yen securities for the GPIF.

In international markets, the MSCI Japan® Index soared 18.72% for the fiscal half-year, boosted in the case of Japan’s large exporting companies by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index edged up 1.44%. The poor economic data referred to above and the lingering conflict in Ukraine depressed markets, which however, were spasmodically supported by the possibility of quantitative easing. Without the contribution of the strong health care sector, this sub-index would have barely broken even. Despite considerably better economic results and prospects, the MSCI UK® Index was much weaker, falling 0.35%. However, UK stock indices are not particularly representative of the UK economy: the largest 15 names account for half of the index and include ten global banks, energy and materials companies. As a group, the ten contributed an estimated -1.83%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

Voya Core Equity Research Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2014 (as a percentage of net assets)

Information Technology	17.8%
Financials	16.0%
Health Care	14.7%
Consumer Discretionary	11.6%
Consumer Staples	10.0%
Industrials	8.5%
Energy	6.6%
Telecommunication Services	3.4%
Utilities	3.3%
Materials	2.9%
Assets in Excess of Other Liabilities*	5.2%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Core Equity Research Fund (the “Fund” or “Core Equity Research”) seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi, CFA, and Vincent Costa, CFA, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.21% compared to the S&P 500® Index (the “Index”), which returned 8.58% for the same period.

Portfolio Specifics: The Fund underperformed the Index due to unfavorable stock selection and sector allocation, including our allocation to cash. Stock selection within the energy and materials detracted most from results. By contrast, strong stock selection was most notable in the consumer discretionary and consumer staples sectors.

Key detractors from performance were Fortescue Metals Group Ltd (“Fortescue Metals”) and Noble Corporation PLC. (“Noble Corp.”).

Owning non-benchmark stock, Fortescue Metals, an iron ore producer, detracted from performance as iron ore prices declined. The company’s semi-annual update during the period provided encouraging operational results with production, revenue and cost guidance ahead of expectations. However, self-help improvements alone weren’t enough to overcome the steep decline in iron ore prices during the period. What’s more, the stock was adversely impacted by extremely negative sentiment surrounding commodities in general, given increasing concerns over emerging market demand and the significant rise in the U.S. dollar during the period.

Our overweight position in offshore drilling company Noble Corp. detracted from performance during the period. On the back of weak oil and gas pricing, Noble Corp. highlighted its weakness in the Gulf of Mexico. It also announced a new short-term contract in September with ultra-deepwater floater Danny Adkins, and received a much lower daily rate than prior contracts.

Top Ten Holdings as of November 30, 2014* (as a percentage of net assets)

Apple, Inc.	5.4%
Microsoft Corp.	3.7%
ExxonMobil Corp.	2.7%
Merck & Co., Inc.	2.6%
Cisco Systems, Inc.	2.6%
Pfizer, Inc.	2.4%
Walt Disney Co.	2.3%
Wells Fargo & Co.	2.3%
Procter & Gamble Co.	2.2%
JPMorgan Chase & Co.	2.2%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

The main individual contributors to performance were Apple Inc. (“Apple”) and Altria Group, Inc. (“Altria”).

Our overweight position in Apple contributed to performance. Shares of Apple rallied over the period. Looking at the quick uptake of the iPhone 6 and 6 plus, many sell-side analysts have reiterated their buy rating of the stock and raised their earnings forecasts and price targets. Additionally, margin assumptions are rising, helping drive the price higher.

Our overweight position in tobacco product manufacturer Altria contributed to performance. Shares of Altria benefited from the defensive characteristics of the stock, as those factors were the biggest positive drivers of the market performance the period.

Current Strategy and Outlook: We adhere to our investment process, and have been taking advantage of market volatility to add to existing positions during corrections or initiate new positions. Currently the portfolio is overweight in telecommunication services, health care and utilities sectors, and underweight in the information technology, industrials and energy sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	Voya Corporate Leaders 100 Fund

Sector Diversification as of November 30, 2014 (as a percentage of net assets)

Information Technology	16.2%
Financials	14.9%
Industrials	14.2%
Consumer Discretionary	13.4%
Health Care	13.2%
Consumer Staples	11.5%
Energy	7.8%
Materials	3.6%
Utilities	2.0%
Telecommunication Services	1.9%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Corporate Leaders 100 Fund (the “Fund” or “Corporate Leaders 100”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”)* — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.93% compared to the S&P 500® Index, which returned 8.58% for the same period.

Portfolio Specifics: The Fund’s investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). During the quarter, if the value of a security rises by more than 50%, the position size immediately is reduced to 1%, and if the value of a security falls more than 30%, the position is eliminated. The portfolio is rebalanced quarterly in order to realign the Fund’s holdings to the initial 1% weightings.

During the reporting period, the Fund underperformed the S&P 500® Index, due to the Fund’s investment strategy and asset allocation. The individual holdings within the energy and information technology (“IT”) sectors detracted the most, followed by materials. Positive performance of the individual holdings within the consumer discretionary and industrials sectors offset the detractions from energy and IT, but not the drag from selection in materials or the negative impact of underweighting IT during the period. In terms of individual holdings, the biggest relative detractors included an underweight position in Apple, Inc. and overweight positions in Apache Corporation and Halliburton Company. The top relative contributors included an underweight position in Exxon Mobile Corporation and overweight positions in Lowe’s Companies, Inc. and Target Corporation.

Top Ten Holdings as of November 30, 2014* (as a percentage of net assets)

Visa, Inc.	1.2%
Lowe’s Cos, Inc.	1.2%
Apple, Inc.	1.1%
AbbVie, Inc.	1.1%
Medtronic, Inc.	1.1%
Amgen, Inc.	1.1%
Target Corp.	1.1%
Mastercard, Inc.	1.1%
Walgreen Co.	1.1%
Wal-Mart Stores, Inc.	1.1%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. In accordance with modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has ended its asset purchase program but has committed to maintain the federal funds rate target near zero for a considerable time after the asset purchase program ends. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

Voya Large Cap Growth Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2014 (as a percentage of net assets)

Information Technology	28.5%
Consumer Discretionary	20.7%
Health Care	16.7%
Industrials	11.2%
Consumer Staples	9.0%
Financials	5.3%
Materials	3.7%
Energy	3.3%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Large Cap Growth Fund (the “Fund” or “Large Cap Growth”) seeks long-term capital growth. The Fund is managed by Jeffrey Bianchi, Christopher F. Corapi, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.76% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 9.56% for the same period.

Portfolio Specifics: The Fund outperformed the Index for the reporting period. Fund results were due to both sector allocation and stock selection effects. At the sector level, an overweight in health care and an underweight in energy made the greatest contributions to relative performance. At the security level, our selections in consumer staples, financials and health care contributed the most to performance. By contrast, security selection in energy and industrials and an overweight of information technology had the biggest negative impacts on relative results.

Key contributors to performance included our overweight position in Ulta Salon, Cosmetics & Fragrance, Inc. (“Ulta Salon”), not owning Schlumberger NV (“Schlumberger”) and an underweight position in International Business Machines Corporation (“IBM”). Our overweight position in Ulta Salon, a seller of cosmetics, fragrances, skin and hair care products, appliances and accessories, contributed to performance. The company reported solid second quarter earnings, exceeding estimates. Additionally, the company guided higher on its full-year estimated earnings, while also providing the framework for 20% earnings growth over the next five years. Not owning diversified energy services company Schlumberger contributed to performance. The stock’s underperformance was mainly due to weakness in oil prices, which fell significantly during the period. In addition, uncertainty in regards to exploration and production (“E&P”) spending next year intensified the underperformance. Our underweight position in computer solutions provider IBM contributed to relative performance. Investors are not convinced that the company is positioned for growth, and are looking for a transformational shift in IBM’s business model amid concerns that the hardware business is becoming commoditized, the outsourcing business is struggling and the company is not adding enough value in its services business. What’s more, IBM reported lackluster third quarter (“Q3”) earnings, experiencing declines in almost all business units because of softening demand trends.

Top Ten Holdings as of November 30, 2014 (as a percentage of net assets)

Apple, Inc.	6.3%
Microsoft Corp.	3.7%
Home Depot, Inc.	3.0%
PepsiCo, Inc.	3.0%
Amazon.com, Inc.	2.6%
Comcast Corp. – Class A	2.4%
Google, Inc. – Class A	2.3%
AbbVie, Inc.	2.3%
McKesson Corp.	2.2%
Walt Disney Co.	2.2%

Portfolio holdings are subject to change daily.

Anadarko Petroleum Corporation (“Anadarko”), Cameron International Corporation (“Cameron International”) and Amazon.com, Inc. (“Amazon”) were among the most significant detractors for the period. Our overweight position in Anadarko, an oil and gas E&P company, detracted from performance. The company reported Q3 earnings below consensus due to production timing issues. The general weakness of oil prices further weighed on the shares. Our overweight position in Cameron International, an energy capital equipment provider, detracted from performance. Underperformance was mainly due to weakness in oil prices. The company reported strong Q3 earnings, but uncertainty with regard to E&P spending next year led to the underperformance. Our overweight position in online retailer Amazon detracted from performance. The company handily exceeded our above-consensus expectations for gross profit growth. Yet, the stock underperformed because management provided third quarter guidance for meaningful operating losses driven by stepped up investment spending, which prompted investor concerns regarding the potential long-term return and profitability of Amazon’s business model.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. In accordance with modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has ended its asset purchase program, but has committed to maintain the federal funds rate target near zero for a considerable time after the asset purchase program ends. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Going forward, we continue to rely on bottom-up, fundamental research by an experienced team of analysts to identify companies, which we believe possess strong and accelerating business momentum, increasing market acceptance and attractive valuations, coupled with disciplined portfolio management.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

Portfolio Managers’ Report	Voya Small Company Fund

Sector Diversification as of November 30, 2014 (as a percentage of net assets)

Financials	24.4%
Industrials	18.3%
Information Technology	16.5%
Consumer Discretionary	13.7%
Health Care	10.3%
Materials	4.3%
Energy	3.5%
Utilities	2.4%
Consumer Staples	2.1%
Exchange-Traded Funds	1.9%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Small Company Fund (the “Fund” or “Small Company”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, Steve Salopek* and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.93% compared to the Russell 2000® Index (the “Index” or “Russell 2000®”), which returned 4.09% for the same period.

Portfolio Specifics: The Fund outperformed the Index for the period, due mainly to favorable stock selection, with a minor contribution from sector allocation. Stock selection within the capital goods, consumer services and banking sectors contributed the most to performance. By contrast, an underweight in pharmaceuticals and biotechnology, and stock selection within the energy and hardware and equipment sectors, detracted the most from results.

The main individual contributors to performance were Bally Technologies, Inc. (“Bally”) and Qlik Technologies Inc. (“Qlik”).

Owning non-benchmark stock, Bally, a gaming company that provides technology solutions, hardware and customer support to gaming operators, contributed to performance during the period. Shares benefited from the August 1 announcement that Bally would merge with Scientific Games for $83.30/share in an all-cash transaction. The deal is expected to close in early 2015.

Our overweight position in Qlik, a developer of business intelligence software solutions, also contributed to relative results for the period. Shares of Qlik outperformed due to second quarter of 2014 revenue and earnings results that beat expectations as the company’s sales reorganization seems to be bearing fruit ahead of schedule. The company’s well-anticipated new product, Qlik Sense, was released in September. While we believe Qlik Sense will have minimal impact to revenues near-term because of ratable revenue recognition, we expect new customer signings and bookings growth to accelerate into 2015.

Top Ten Holdings as of November 30, 2014* (as a percentage of net assets)

iShares Russell 2000 Index Fund	1.9%
Healthsouth Corp.	1.1%
Qlik Technologies, Inc.	1.1%
Cardtronics, Inc.	1.1%
HB Fuller Co.	1.1%
Blount International, Inc.	1.0%
Clarcor, Inc.	1.0%
First American Financial Corp.	1.0%
j2 Global, Inc.	1.0%
Heartland Express, Inc.	1.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Key detractors from performance were Energy XXI Ltd (“Energy XXI”) and Key Energy Services, Inc. (“Key Energy”).

Our overweight position in Energy XXI, an independent oil and natural gas company, detracted from performance. Shares underperformed after the company announced underwhelming fiscal year 2015 guidance. Furthermore, since the company is levered to oil prices, declining oil prices put additional pressure on the stock.

Our overweight position in Key Energy, an onshore energy production services company, was a drag on performance for the period. Key Energy’s underperformance was due to the general sell-off in the energy sector and was further exacerbated by the company’s overhanging execution and management issues.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*   Steve Salopek has decided to retire from Voya Investment Management Co. LLC effective June 30, 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2014*	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2014*
Voya Core Equity Research Fund
Class A	$1,000.00	$1,072.10	1.11%	$5.77	$1,000.00	$1,019.50	1.11%	$5.62
Class B	1,000.00	1,067.60	1.86	9.64	1,000.00	1,015.74	1.86	9.40
Class C	1,000.00	1,067.50	1.86	9.64	1,000.00	1,015.74	1.86	9.40
Class I	1,000.00	1,073.70	0.81	4.21	1,000.00	1,021.01	0.81	4.10
Class O	1,000.00	1,071.60	1.11	5.76	1,000.00	1,019.50	1.11	5.62
Class R	1,000.00	1,070.50	1.36	7.06	1,000.00	1,018.25	1.36	6.88
Class R6	1,000.00	1,073.80	0.74	3.85	1,000.00	1,021.36	0.74	3.75
Class W	1,000.00	1,073.30	0.86	4.47	1,000.00	1,020.76	0.86	4.36
Voya Corporate Leaders 100 Fund
Class A	1,000.00	1,079.30	0.84%	4.38	1,000.00	1020.86	0.84%	4.26
Class B	1,000.00	1,075.20	1.64	8.53	1,000.00	1,016.85	1.64	8.29
Class C	1,000.00	1,076.50	1.39	7.24	1,000.00	1,018.10	1.39	7.03
Class I	1,000.00	1,081.10	0.52	2.71	1,000.00	1,022.46	0.52	2.64
Class O	1,000.00	1,079.40	0.89	4.64	1,000.00	1,020.61	0.89	4.51
Class R	1,000.00	1,077.80	1.14	5.94	1,000.00	1,019.35	1.14	5.77
Class R6(1)	1,000.00	1,057.60	0.48	0.83	1,000.00	1,007.55	0.48	0.81
Class W	1,000.00	1,080.40	0.59	3.08	1,000.00	1,022.11	0.59	2.99

8

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (Continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2014*	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2014*
Voya Large Cap Growth Fund
Class A	1,000.00	1,097.60	1.14%	5.99	1,000.00	1019.35	1.14%	5.77
Class C	1,000.00	1,093.80	1.89	9.92	1,000.00	1,015.59	1.89	9.55
Class I	1,000.00	1,100.10	0.85	4.47	1,000.00	1,020.81	0.85	4.31
Class R	1,000.00	1,096.20	1.39	7.30	1,000.00	1,018.10	1.39	7.03
Class R6	1,000.00	1,100.00	0.80	4.21	1,000.00	1,021.06	0.80	4.05
Class W	1,000.00	1,099.40	0.89	4.68	1,000.00	1,020.61	0.89	4.51
Voya Small Company Fund
Class A	1,000.00	1,049.30	1.35%	6.94	1,000.00	1018.30	1.35%	6.83
Class B	1,000.00	1,045.20	2.10	10.77	1,000.00	1,014.54	2.10	10.61
Class C	1,000.00	1,045.00	2.10	10.77	1,000.00	1,014.54	2.10	10.61
Class I	1,000.00	1,051.40	1.04	5.35	1,000.00	1,019.85	1.04	5.27
Class O	1,000.00	1,049.40	1.35	6.94	1,000.00	1,018.30	1.35	6.83
Class R6	1,000.00	1,051.30	0.97	4.99	1,000.00	1,020.21	0.97	4.91
Class W	1,000.00	1,050.90	1.10	5.66	1,000.00	1,019.55	1.10	5.57

*	Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/ 365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was October 1, 2014. Expenses paid for the actual Fund’s return reflect the 61-day period ended November 30, 2014.

9

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2014 (Unaudited)

	Voya Core Equity Research Fund	Voya Corporate Leaders 100 Fund	Voya Large Cap Growth Fund	Voya Small Company Fund
ASSETS:
Investments in securities at fair value+*	$460,960,419	$755,676,203	$276,314,910	$563,407,499
Short-term investments at fair value**	22,357,079	9,389,068	4,507,000	25,500,795
Total investments at fair value	$483,317,498	$765,065,271	$280,821,910	$588,908,294
Cash	105,686	166,529	766	273
Cash collateral for futures	395,600	296,700	—	—
Foreign currencies at value***	4,764	—	—	—
Receivables:
Investment securities sold	5,961,282	—	—	3,132,188
Fund shares sold	109,056	60,033,643	166,882	775,427
Dividends	1,163,291	1,505,606	180,359	511,471
Prepaid expenses	43,501	54,782	33,462	44,588
Reimbursement due from manager	73,007	58,265	28,282	27,003
Other assets	37,408	43,381	534	22,528
Total assets	491,211,093	827,224,177	281,232,195	593,421,772
LIABILITIES:
Payable for investment securities purchased	4,045,004	60,252,811	—	3,445,555
Payable for fund shares redeemed	105,031	137,770	91,945	181,992
Payable upon receipt of securities loaned	—	—	—	10,297,795
Payable for investment management fees	268,129	220,270	167,827	389,477
Payable for administrative fees	31,736	57,063	23,975	38,083
Payable for distribution and shareholder service fees	93,887	134,666	2,581	16,175
Payable for directors fees	2,373	3,125	945	2,807
Payable to directors under the deferred compensation plan (Note 6)	37,408	43,381	534	22,528
Payable for proxy and solicitation costs (Note 6)	86,930	—	—	—
Other accrued expenses and liabilities	176,334	193,710	55,747	309,121
Total liabilities	4,846,832	61,042,796	343,554	14,703,533
NET ASSETS	$486,364,261	$766,181,381	$280,888,641	$578,718,239
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$332,531,213	$588,634,915	$234,450,813	$438,977,014
Undistributed net investment income	2,490,506	7,018,321	399,058	934,056
Accumulated net realized gain (loss)	39,568,600	(48,925,860)	3,086,323	50,013,945
Net unrealized appreciation	111,773,942	219,454,005	42,952,447	88,793,224
NET ASSETS	$486,364,261	$766,181,381	$280,888,641	$578,718,239

+ Including securities loaned at value	$—	$—	$—	$10,085,533
* Cost of investments in securities	$349,680,377	$536,604,017	$233,362,463	$474,614,275
** Cost of short-term investments	$22,357,079	$9,389,068	$4,507,000	$25,500,795
*** Cost of foreign currencies	$4,969	$—	$—	$—

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2014 (Unaudited) (Continued)

	Voya Core Equity Research Fund	Voya Corporate Leaders 100 Fund	Voya Large Cap Growth Fund	Voya Small Company Fund
Class A
Net assets	$373,228,978	$273,160,099	$2,958,605	$48,567,646
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	19,646,102	15,202,307	196,389	2,891,437
Net asset value and redemption price per share†	$19.00	$17.97	$15.07	$16.80
Maximum offering price per share (5.75%)(1)	$20.16	$19.07	$15.99	$17.82
Class B
Net assets	$1,923,299	$1,709,149	n/a	$653,136
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	103,508	95,645	n/a	43,428
Net asset value and redemption price per share†	$18.58	$17.87	n/a	$15.04
Class C
Net assets	$12,767,443	$77,126,197	$2,331,463	$6,286,777
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	693,035	4,315,363	157,415	422,699
Net asset value and redemption price per share†	$18.42	$17.87	$14.81	$14.87
Class I
Net assets	$34,697,828	$270,679,702	$240,318,945	$498,012,745
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,817,946	15,040,300	15,842,167	26,453,826
Net asset value and redemption price per share	$19.09	$18.00	$15.17	$18.83
Class O
Net assets	$27,804,194	$87,011,114	n/a	$2,378,597
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	1,465,425	4,848,665	n/a	141,743
Net asset value and redemption price per share	$18.97	$17.95	n/a	$16.78
Class R
Net assets	$5,230	$40,616,905	$580,650	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	276	2,272,614	38,601	n/a
Net asset value and redemption price per share	$18.92	$17.87	$15.04	n/a
Class R6
Net assets	$3,250,694	$3,173	$33,064,766	$21,650,373
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	170,238	176	2,178,682	1,148,570
Net asset value and redemption price per share	$19.09	$18.00	$15.18	$18.85
Class W
Net assets	$32,686,595	$15,875,042	$1,634,212	$1,168,965
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,716,273	881,457	107,857	62,223
Net asset value and redemption price per share	$19.05	$18.01	$15.15	$18.79

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS for the six months ended November 30, 2014 (Unaudited)

	Voya Core Equity Research Fund	Voya Corporate Leaders 100 Fund	Voya Large Cap Growth Fund	Voya Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,406,655	$6,659,651	$1,035,236	$2,764,510
Securities lending income, net	1,409	—	—	106,029
Total investment income	6,408,064	6,659,651	1,035,236	2,870,539
EXPENSES:
Investment management fees	1,609,056	1,222,129	663,504	2,306,776
Distribution and shareholder service fees:
Class A	460,399	323,177	2,791	62,036
Class B	10,016	8,897	—	3,613
Class C	62,813	299,117	9,152	31,817
Class O	34,086	105,375	—	2,907
Class R	12	89,427	1,290	—
Transfer agent fees:
Class A	219,137	196,120	986	32,738
Class B	1,191	1,352	—	476
Class C	7,475	45,324	810	4,199
Class I	13,154	16,979	54,153	364,842
Class O	16,225	63,954	—	1,535
Class R	4	27,113	228	—
Class R6	62	3	208	264
Class W	17,011	7,436	627	671
Administrative service fees	190,326	313,365	94,785	225,182
Shareholder reporting expense	31,290	37,592	4,782	37,515
Registration fees	43,109	55,552	37,425	45,819
Professional fees	27,046	36,175	14,120	36,417
Custody and accounting expense	38,330	39,290	11,667	39,345
Directors fees	7,118	9,375	2,836	8,421
Proxy and solicitation costs (Note 6)	92,666	—	—	—
Miscellaneous expense	2,476	9,922	3,774	12,633
Interest expense	—	232	640	162
Total expenses	2,883,002	2,907,906	903,778	3,217,368
Net waived and reimbursed fees	(290,393)	(327,500)	(95,161)	(177,047)
Net expenses	2,592,609	2,580,406	808,617	3,040,321
Net investment income (loss)	3,815,455	4,079,245	226,619	(169,782)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,107,051	3,895,959	197,864	30,649,623
Foreign currency related transactions	(7,155)	—	—	—
Futures	205,624	399,542	—	—
Net realized gain	13,305,520	4,295,501	197,864	30,649,623
Net change in unrealized appreciation (depreciation) on:
Investments	15,442,688	40,507,300	20,191,182	(2,435,152)
Foreign currency related transactions	(458)	—	—	—
Futures	455,399	179,134	—	—
Net change in unrealized appreciation (depreciation)	15,897,629	40,686,434	20,191,182	(2,435,152)
Net realized and unrealized gain	29,203,149	44,981,935	20,389,046	28,214,471
Increase in net assets resulting from operations	$33,018,604	$49,061,180	$20,615,665	$28,044,689

* Foreign taxes withheld	$12,838	$—	$—	$—

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Core Equity Research Fund		Voya Corporate Leaders 100 Fund
	Six Months Ended November 30, 2014	Year Ended May 31, 2014	Six Months Ended November 30, 2014	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income	$3,815,455	$4,730,183	$4,079,245	$6,324,623
Net realized gain	13,305,520	84,233,417	4,295,501	14,043,337
Net change in unrealized appreciation (depreciation)	15,897,629	(11,123,651)	40,686,434	70,023,299
Increase in net assets resulting from operations	33,018,604	77,839,949	49,061,180	90,391,259
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,072,037)	(2,653,282)	—	(2,500,869)
Class B	(9,434)	(1,684)	—	(6,824)
Class C	(62,585)	(13,350)	—	(285,132)
Class I	(331,197)	(404,530)	—	(1,735,026)
Class O	(227,902)	(180,001)	—	(852,423)
Class R	(36)	(26)	—	(262,265)
Class R6	(23,436)	(6,151)	—	—
Class W	(249,923)	(145,076)	—	(83,866)
Total distributions	(3,976,550)	(3,404,100)	—	(5,726,405)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,195,730	46,256,868	199,471,153	141,705,062
Reinvestment of distributions	3,423,930	2,942,103	—	4,461,397
	21,619,660	49,198,971	199,471,153	146,166,459
Cost of shares redeemed	(28,795,869)	(86,402,516)	(58,758,278)	(72,111,199)
Net increase (decrease) in net assets resulting from capital share transactions	(7,176,209)	(37,203,545)	140,712,875	74,055,260
Net increase in net assets	21,865,845	37,232,304	189,774,055	158,720,114
NET ASSETS:
Beginning of year or period	464,498,416	427,266,112	576,407,326	417,687,212
End of year or period	$486,364,261	$464,498,416	$766,181,381	$576,407,326
Undistributed net investment income at end of year or period	$2,490,506	$2,651,601	$7,018,321	$2,939,076

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Large Cap Growth Fund		Voya Small Company Fund
	Six Months Ended November 30, 2014	Year Ended May 31, 2014	Six Months Ended November 30, 2014	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$226,619	$400,198	$(169,782)	$1,126,061
Net realized gain	197,864	4,900,960	30,649,623	48,183,627
Net change in unrealized appreciation (depreciation)	20,191,182	13,507,869	(2,435,152)	32,592,536
Increase in net assets resulting from operations	20,615,665	18,809,027	28,044,689	81,902,224
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(3,495)	—	—
Class I	—	(207,453)	—	—
Class R6	—	(112,567)	—	—
Class W	—	(4,980)	—	—
Net realized gains:
Class A	—	(27,866)	—	(5,164,108)
Class B	—	—	—	(100,608)
Class C	—	(19,657)	—	(650,846)
Class I	—	(1,071,930)	—	(38,732,889)
Class O	—	—	—	(224,395)
Class R	—	(6,520)	—	—
Class R6	—	(575,814)	—	(1,010,769)
Class W	—	(26,402)	—	(60,451)
Total distributions	—	(2,056,684)	—	(45,944,066)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	180,129,309	76,826,754	65,427,085	143,704,366
Reinvestment of distributions	—	2,036,714	—	45,094,149
	180,129,309	78,863,468	65,427,085	188,798,515
Cost of shares redeemed	(38,546,654)	(58,450,740)	(66,926,570)	(149,182,404)
Net increase (decrease) in net assets resulting from capital share transactions	141,582,655	20,412,728	(1,499,485)	39,616,111
Net increase in net assets	162,198,320	37,165,071	26,545,204	75,574,269
NET ASSETS:
Beginning of year or period	118,690,321	81,525,250	552,173,035	476,598,766
End of year or period	$280,888,641	$118,690,321	$578,718,239	$552,173,035
Undistributed net investment income at end of year or period	$399,058	$172,439	$934,056	$1,103,838

See Accompanying Notes to Financial Statements

14

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waiver and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Core Equity Research Fund
Class A
11-30-14	17.87	0.15	•	1.13	1.28	0.15	—	—	0.15	—	19.00	7.21	1.23	1.11		1.11		1.59		373,229	32
05-31-14	15.12	0.18		2.69	2.87	0.12	—	—	0.12	—	17.87	19.10	1.21	1.10		1.10		1.05		363,999	84
05-31-13	12.18	0.13	•	2.95	3.08	0.14	—	—	0.14	—	15.12	25.50	1.23	1.08		1.08		0.99		336,884	59
05-31-12	12.44	0.12		(0.29)	(0.17)	0.09	—	—	0.09	—	12.18	(1.29)	1.26	1.08		1.08		0.98		300,026	71
05-31-11	10.01	0.06		2.42	2.48	0.05	—	—	0.05	—	12.44	24.81	1.26	1.08	†	1.08	†	0.56	†	341,327	75
05-31-10	8.77	0.05		1.26	1.31	0.07	—	—	0.07	—	10.01	15.05	1.27	1.08	†	1.08	†	0.50	†	294,790	124
Class B
11-30-14	17.48	0.08	•	1.10	1.18	0.08	—	—	0.08	—	18.58	6.76	1.98	1.86		1.86		0.84		1,923	32
05-31-14	14.79	0.05	•	2.65	2.70	0.01	—	—	0.01	—	17.48	18.27	1.96	1.85		1.85		0.29		2,122	84
05-31-13	11.91	0.03	•	2.88	2.91	0.03	—	—	0.03	—	14.79	24.50	1.98	1.83		1.83		0.22		2,412	59
05-31-12	12.18	0.03	•	(0.28)	(0.25)	0.02	—	—	0.02	—	11.91	(2.06)	2.01	1.83		1.83		0.23		3,118	71
05-31-11	9.83	(0.02)		2.37	2.35	—	—	—	—	—	12.18	23.91	2.01	1.83	†	1.83	†	(0.19	)†	6,206	75
05-31-10	8.63	(0.02)		1.24	1.22	0.02	—	—	0.02	—	9.83	14.11	2.02	1.83	†	1.83	†	(0.23	)†	10,829	124
Class C
11-30-14	17.34	0.07	•	1.10	1.17	0.09	—	—	0.09	—	18.42	6.75	1.98	1.86		1.86		0.84		12,767	32
05-31-14	14.68	0.05		2.63	2.68	0.02	—	—	0.02	—	17.34	18.25	1.96	1.85		1.85		0.31		12,487	84
05-31-13	11.83	0.03		2.87	2.90	0.05	—	—	0.05	—	14.68	24.57	1.98	1.83		1.83		0.24		11,009	59
05-31-12	12.11	0.03		(0.29)	(0.26)	0.02	—	—	0.02	—	11.83	(2.09)	2.01	1.83		1.83		0.23		9,488	71
05-31-11	9.77	(0.02)		2.36	2.34	—	—	—	—	—	12.11	23.95	2.01	1.83	†	1.83	†	(0.19	)†	11,150	75
05-31-10	8.58	(0.02)		1.23	1.21	0.02	—	—	0.02	—	9.77	14.11	2.02	1.83	†	1.83	†	(0.24	)†	10,500	124
Class I
11-30-14	17.95	0.17	•	1.15	1.32	0.18	—	—	0.18	—	19.09	7.37	0.93	0.81		0.81		1.89		34,698	32
05-31-14	15.19	0.22	•	2.72	2.94	0.18	—	—	0.18	—	17.95	19.46	0.89	0.79		0.79		1.35		33,779	84
05-31-13	12.23	0.18	•	2.96	3.14	0.18	—	—	0.18	—	15.19	25.95	0.92	0.75		0.75		1.33		45,163	59
05-31-12	12.49	0.15		(0.28)	(0.13)	0.13	—	—	0.13	—	12.23	(0.97)	0.96	0.75		0.75		1.23		31,518	71
05-31-11	10.04	0.10		2.42	2.52	0.07	—	—	0.07	—	12.49	25.25	0.95	0.77	†	0.77	†	0.89	†	53,006	75
05-31-10	8.80	0.07		1.27	1.34	0.10	—	—	0.10	—	10.04	15.26	1.02	0.83	†	0.83	†	0.66	†	42,057	124
Class O
11-30-14	17.85	0.15	•	1.12	1.27	0.15	—	—	0.15	—	18.97	7.16	1.23	1.11		1.11		1.59		27,804	32
05-31-14	15.10	0.17		2.70	2.87	0.12	—	—	0.12	—	17.85	19.13	1.21	1.10		1.10		1.05		26,639	84
05-31-13	12.16	0.14		2.94	3.08	0.14	—	—	0.14	—	15.10	25.56	1.23	1.08		1.08		0.99		21,773	59
05-31-12	12.43	0.12		(0.30)	(0.18)	0.09	—	—	0.09	—	12.16	(1.36)	1.26	1.08		1.08		0.98		18,409	71
05-31-11	10.00	0.06		2.42	2.48	0.05	—	—	0.05	—	12.43	24.85	1.26	1.08	†	1.08	†	0.56	†	18,504	75
05-31-10	8.77	0.05		1.26	1.31	0.08	—	—	0.08	—	10.00	14.97	1.27	1.08	†	1.08	†	0.49	†	13,899	124
Class R
11-30-14	17.80	0.12	•	1.13	1.25	0.13	—	—	0.13	—	18.92	7.05	1.48	1.36		1.36		1.34		5	32
05-31-14	15.06	0.13		2.70	2.83	0.09	—	—	0.09	—	17.80	18.87	1.46	1.35		1.35		0.81		5	84
05-31-13	12.16	0.10		2.94	3.04	0.14	—	—	0.14	—	15.06	25.17	1.48	1.33		1.33		0.74		4	59
08-05-11(4) - 05-31-12	10.85	0.06		1.31	1.37	0.06	—	—	0.06	—	12.16	12.70	1.51	1.33		1.33		0.83		3	71

See Accompanying Notes to Financial Statements

15

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waiver and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Core Equity Research Fund (continued)
Class R6
11-30-14	17.96	0.17	•	1.15	1.32	0.19	—	—	0.19	—	19.09	7.38	0.86	0.74		0.74		1.90		3,251	32
09-30-13(4) - 05-31-14	15.97	0.09	•	2.00	2.09	0.10	—	—	0.10	—	17.96	13.15	0.85	0.74		0.74		0.84		1,903	84
Class W
11-30-14	17.92	0.17	•	1.14	1.31	0.18	—	—	0.18	—	19.05	7.33	0.98	0.86		0.86		1.81		32,687	32
05-31-14	15.16	0.22	•	2.71	2.93	0.17	—	—	0.17	—	17.92	19.45	0.96	0.85		0.85		1.32		23,564	84
05-31-13	12.22	0.15		2.98	3.13	0.19	—	—	0.19	—	15.16	25.88	0.98	0.83		0.83		1.33		10,021	59
05-31-12	12.49	0.15	•	(0.30)	(0.15)	0.12	—	—	0.12	—	12.22	(1.10)	1.01	0.83		0.83		1.18		2,488	71
05-31-11	10.05	0.08		2.43	2.51	0.07	—	—	0.07	—	12.49	25.10	1.01	0.83	†	0.83	†	0.85	†	92	75
06-12-09(4) - 05-31-10	9.03	0.07	•	1.05	1.12	0.10	—	—	0.10	—	10.05	12.44	1.02	0.83	†	0.83	†	0.73	†	3	124
Voya Corporate Leaders 100 Fund
Class A
11-30-14	16.65	0.11	•	1.21	1.32	—	—	—	—	—	17.97	7.93	0.95	0.84		0.84		1.28		273,160	5
05-31-14	13.99	0.19		2.64	2.83	0.17	—	—	0.17	—	16.65	20.37	0.97	0.90		0.90		1.28		248,851	14
05-31-13	10.99	0.19	•	3.02	3.21	0.16	0.05	—	0.21	—	13.99	29.58	0.96	0.90		0.90		1.56		200,599	23
05-31-12	11.34	0.15	•	(0.33)	(0.18)	0.17	—	—	0.17	—	10.99	(1.46)	1.85	0.90		0.90		1.43		7,431	92
5-31-11	9.15	0.19	•	2.19	2.38	0.19	—	—	0.19	—	11.34	26.17	1.72	0.90	†	0.90	†	1.85	†	8,785	33
05-31-10	7.60	0.11		1.55	1.66	0.11	—	—	0.11	—	9.15	21.83	1.74	0.90	†	0.90	†	1.31	†	6,832	54
Class B
11-30-14	16.62	0.04	•	1.21	1.25	—	—	—	—	—	17.87	7.52	1.70	1.64		1.64		0.47		1,709	5
05-31-14	13.95	0.08	•	2.64	2.72	0.05	—	—	0.05	—	16.62	19.55	1.72	1.65		1.65		0.53		1,976	14
05-31-13	10.94	0.08		3.04	3.12	0.06	0.05	—	0.11	—	13.95	28.71	1.71	1.65		1.65		0.79		1,989	23
05-31-12	11.28	0.08		(0.34)	(0.26)	0.08	—	—	0.08	—	10.94	(2.23)	2.60	1.65		1.65		0.70		258	92
05-31-11	9.10	0.12	•	2.17	2.29	0.11	—	—	0.11	—	11.28	25.28	2.47	1.65	†	1.65	†	1.17	†	230	33
05-31-10	7.56	0.05	•	1.55	1.60	0.06	—	—	0.06	—	9.10	21.15	2.49	1.65	†	1.65	†	0.56	†	203	54
Class C
11-30-14	16.60	0.06	•	1.21	1.27	—	—	—	—	—	17.87	7.65	1.70	1.39		1.39		0.75		77,126	5
05-31-14	13.97	0.12	•	2.63	2.75	0.12	—	—	0.12	—	16.60	19.78	1.72	1.40		1.40		0.79		51,134	14
05-31-13	10.98	0.12		3.03	3.15	0.11	0.05	—	0.16	—	13.97	28.94	1.71	1.40		1.40		1.05		26,086	23
05-31-12	11.36	0.07		(0.32)	(0.25)	0.13	—	—	0.13	—	10.98	(2.15)	2.60	1.65		1.65		0.71		1,346	92
05-31-11	9.10	0.12	•	2.17	2.29	0.03	—	—	0.03	—	11.36	25.23	2.47	1.65	†	1.65	†	1.22	†	681	33
05-31-10	7.55	0.05	•	1.56	1.61	0.06	—	—	0.06	—	9.10	21.29	2.49	1.65	†	1.65	†	0.56	†	600	54
Class I
11-30-14	16.65	0.14	•	1.21	1.35	—	—	—	—	—	18.00	8.11	0.57	0.52		0.52		1.62		270,680	5
05-31-14	13.99	0.24	•	2.64	2.88	0.22	—	—	0.22	—	16.65	20.75	0.58	0.58		0.58		1.60		152,651	14
05-31-13	10.98	0.25	•	2.98	3.23	0.17	0.05	—	0.22	—	13.99	29.85	0.61	0.60		0.60		1.96		98,747	23
05-31-12	11.34	0.18		(0.33)	(0.15)	0.21	—	—	0.21	—	10.98	(1.22)	1.60	0.65		0.65		1.69		85	92
05-31-11	9.15	0.22	•	2.18	2.40	0.21	—	—	0.21	—	11.34	26.47	1.43	0.61	†	0.61	†	2.12	†	80	33
05-31-10	7.60	0.14		1.54	1.68	0.13	—	—	0.13	—	9.15	22.07	1.49	0.65	†	0.65	†	1.56	†	62	54

See Accompanying Notes to Financial Statements

16

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets						Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waiver and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)	($000’s)	(%)
Voya Corporate Leaders 100 Fund (continued)
Class O
11-30-14	16.63	0.11	•	1.21	1.32	—	—	—	—	—	17.95	7.94	0.95	0.89		0.89		1.23	87,011	5
05-31-14	13.97	0.20		2.63	2.83	0.17	—	—	0.17	—	16.63	20.39	0.97	0.90		0.90		1.28	82,276	14
05-31-13	10.98	0.19	•	3.02	3.21	0.17	0.05	—	0.22	—	13.97	29.63	0.96	0.90		0.90		1.56	70,197	23
03-23-12(4) - 05-31-12	11.70	0.04	•	(0.76)	(0.72)	—	—	—	—	—	10.98	(6.15)	1.85	0.90		0.90		1.62	3	92
Class R
11-30-14	16.58	0.09	•	1.20	1.29	—	—	—	—	—	17.87	7.78	1.20	1.14		1.14		0.99	40,617	5
05-31-14	13.94	0.16	•	2.64	2.80	0.16	—	—	0.16	—	16.58	20.17	1.22	1.15		1.15		1.04	31,958	14
05-31-13	10.98	0.16	•	3.02	3.18	0.17	0.05	—	0.22	—	13.94	29.35	1.21	1.15		1.15		1.27	17,650	23
03-23-12(4) - 05-31-12	11.70	0.04	•	(0.76)	(0.72)	—	—	—	—	—	10.98	(6.15)	2.10	1.15		1.15		2.15	3	92
Class R6
10-01-14(4) - 11-30-14	17.02	0.05	•	0.93	0.98	—	—	—	—	—	18.00	5.76	1.25	0.48		0.48		1.75	3	5
Class W
11-30-14	16.67	0.13	•	1.21	1.34	—	—	—	—	—	18.01	8.04	0.70	0.59		0.59		1.56	15,875	5
05-31-14	14.02	0.24	•	2.63	2.87	0.22	—	—	0.22	—	16.67	20.58	0.72	0.65		0.65		1.53	7,561	14
05-31-13	11.01	0.21	•	3.03	3.24	0.18	0.05	—	0.23	—	14.02	29.82	0.71	0.65		0.65		1.69	2,420	23
05-31-12	11.36	0.18	•	(0.32)	(0.14)	0.21	—	—	0.21	—	11.01	(1.14)	1.60	0.65		0.65		1.67	1,840	92
05-31-11	9.17	0.21	•	2.19	2.40	0.21	—	—	0.21	—	11.36	26.40	1.47	0.65	†	0.65	†	2.08 †	2,167	33
05-31-10	7.61	0.14		1.55	1.69	0.13	—	—	0.13	—	9.17	22.17	1.49	0.65	†	0.65	†	1.56 †	1,507	54
Voya Large Cap Growth Fund
Class A
11-30-14	13.73	0.00	*	1.34	1.34	—	—	—	—	—	15.07	9.76	1.22	1.14		1.14		0.03	2,959	44
05-31-14	11.61	0.00	*	2.35	2.35	0.03	0.20	—	0.23	—	13.73	20.40	1.23	1.09		1.09		0.11	2,090	75
05-31-13	9.60	0.03		2.04	2.07	0.06	—	—	0.06	—	11.61	21.59	1.51	1.16		1.16		0.26	665	117
03-01-12(4) - 05-31-12	10.00	0.01		(0.41)	(0.40)	—	—	—	—	—	9.60	(4.00)	1.53	1.15		1.15		0.32	29	22
Class C
11-30-14	13.54	(0.05	)•	1.32	1.27	—	—	—	—	—	14.81	9.38	1.97	1.89		1.89		(0.73)	2,331	44
05-31-14	11.52	(0.07)		2.29	2.22	—	0.20	—	0.20	—	13.54	19.45	1.98	1.84		1.84		(0.63)	1,614	75
05-31-13	9.58	(0.06	)•	2.04	1.98	0.04	—	—	0.04	—	11.52	20.70	2.26	1.91		1.91		(0.58)	694	117
03-01-12(4) - 05-31-12	10.00	(0.00	)*	(0.42)	(0.42)	—	—	—	—	—	9.58	(4.20)	2.28	1.90		1.90		(0.26)	10	22
Class I
11-30-14	13.79	0.01	•	1.37	1.38	—	—	—	—	—	15.17	10.01	0.96	0.85		0.85		0.21	240,319	44
05-31-14	11.65	0.06		2.32	2.38	0.04	0.20	—	0.24	—	13.79	20.63	0.94	0.80		0.80		0.41	67,359	75
05-31-13	9.61	0.06	•	2.05	2.11	0.07	—	—	0.07	—	11.65	22.01	1.13	0.86		0.86		0.53	78,950	117
03-01-12(4) - 05-31-12	10.00	0.01		(0.40)	(0.39)	—	—	—	—	—	9.61	(3.90)	1.23	0.85		0.85		0.65	36,417	22

See Accompanying Notes to Financial Statements

17

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets						Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waiver and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)	($000’s)	(%)
Voya Large Cap Growth Fund (continued)
Class R
11-30-14	13.72	(0.02	)•	1.34	1.32	—	—	—	—	—	15.04	9.62	1.47	1.39		1.39		(0.22)	581	44
05-31-14	11.61	(0.02)		2.33	2.31	—	0.20	—	0.20	—	13.72	20.07	1.48	1.34		1.34		(0.13)	500	75
05-31-13	9.60	0.00	*	2.04	2.04	0.03	—	—	0.03	—	11.61	21.31	1.76	1.41		1.41		0.07	269	117
03-01-12(4) - 05-31-12	10.00	0.01		(0.41)	(0.40)	—	—	—	—	—	9.60	(4.00)	1.78	1.40		1.40		0.49	69	22
Class R6
11-30-14	13.80	0.03	•	1.35	1.38	—	—	—	—	—	15.18	10.00	0.88	0.80		0.80		0.37	33,065	44
05-31-14	11.65	0.05	•	2.34	2.39	0.04	0.20	—	0.24	—	13.80	20.73	0.94	0.80		0.80		0.42	46,292	75
05-31-13(4) - 05-31-13	11.65	0.00	*	0.00 *	0.00	—	—	—	—	—	11.65	0.00	1.08	0.81		0.81		0.58	3	117
Class W
11-30-14	13.78	0.02	•	1.35	1.37	—	—	—	—	—	15.15	9.94	0.97	0.89		0.89		0.24	1,634	44
05-31-14	11.64	0.03		2.35	2.38	0.04	0.20	—	0.24	—	13.78	20.64	0.98	0.84		0.84		0.35	836	75
05-31-13	9.61	0.05		2.04	2.09	0.06	—	—	0.06	—	11.64	21.86	1.26	0.91		0.91		0.62	944	117
03-01-12(4) - 05-31-12	10.00	0.01		(0.40)	(0.39)	—	—	—	—	—	9.61	(3.90)	1.28	0.90		0.90		0.54	3	22
Voya Small Company Fund
Class A
11-30-14	16.01	(0.03	)•	0.82	0.79	—	—	—	—	—	16.80	4.93	1.35	1.35		1.35		(0.33)	48,568	18
05-31-14	15.08	(0.01)		2.55	2.54	—	1.61	—	1.61	—	16.01	17.12	1.35	1.35		1.35		(0.05)	51,543	34
05-31-13	13.04	0.01		3.16	3.17	—	1.13	—	1.13	—	15.08	25.86	1.41	1.41		1.41		0.08	51,827	55
05-31-12	14.65	(0.03)		(0.87)	(0.90)	—	0.71	—	0.71	—	13.04	(5.80)	1.48	1.48		1.48		(0.18)	56,759	60
05-31-11	11.70	(0.03)		2.98	2.95	—	—	—	—	—	14.65	25.21	1.47	1.47	†	1.47	†	(0.20)†	87,730	68
05-31-10	8.89	(0.01)		2.82	2.81	—	—	—	—	—	11.70	31.61	1.47	1.47	†	1.47	†	(0.10)†	80,060	97
Class B
11-30-14	14.39	(0.08	)•	0.73	0.65	—	—	—	—	—	15.04	4.52	2.10	2.10		2.10		(1.08)	653	18
05-31-14	13.79	(0.12	)•	2.33	2.21	—	1.61	—	1.61	—	14.39	16.29	2.10	2.10		2.10		(0.81)	830	34
05-31-13	12.10	(0.09	)•	2.91	2.82	—	1.13	—	1.13	—	13.79	24.93	2.16	2.16		2.16		(0.68)	1,032	55
05-31-12	13.76	(0.14)		(0.81)	(0.95)	—	0.71	—	0.71	—	12.10	(6.55)	2.23	2.23		2.23		(0.93)	1,255	60
05-31-11	11.07	(0.11	)•	2.80	2.69	—	—	—	—	—	13.76	24.30	2.22	2.22	†	2.22	†	(0.93)†	2,071	68
05-31-10	8.47	(0.08)		2.68	2.60	—	—	—	—	—	11.07	30.70	2.22	2.22	†	2.22	†	(0.86)†	3,164	97
Class C
11-30-14	14.23	(0.08	)•	0.72	0.64	—	—	—	—	—	14.87	4.50	2.10	2.10		2.10		(1.08)	6,287	18
05-31-14	13.66	(0.11)		2.29	2.18	—	1.61	—	1.61	—	14.23	16.23	2.10	2.10		2.10		(0.80)	6,452	34
05-31-13	11.99	(0.09)		2.89	2.80	—	1.13	—	1.13	—	13.66	25.01	2.16	2.16		2.16		(0.67)	5,607	55
05-31-12	13.64	(0.12)		(0.82)	(0.94)	—	0.71	—	0.71	—	11.99	(6.54)	2.23	2.23		2.23		(0.93)	5,119	60
05-31-11	10.98	(0.11	)•	2.77	2.66	—	—	—	—	—	13.64	24.23	2.22	2.22	†	2.22	†	(0.95)†	7,128	68
05-31-10	8.40	(0.08)		2.66	2.58	—	—	—	—	—	10.98	30.71	2.22	2.22	†	2.22	†	(0.86)†	6,895	97

See Accompanying Notes to Financial Statements

18

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waiver and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Small Company Fund (continued)
Class I
11-30-14	17.91	(0.00	)*	0.92	0.92	—	—	—	—	—	18.83	5.14	1.11	1.04		1.04		(0.02)		498,013	18
05-31-14	16.66	0.04		2.82	2.86	—	1.61	—	1.61	—	17.91	17.43	1.14	1.04		1.04		0.26		475,469	34
05-31-13	14.29	0.07		3.49	3.56	0.05	1.14	—	1.19	—	16.66	26.40	1.16	1.04		1.04		0.45		415,044	55
05-31-12	15.95	0.04		(0.96)	(0.92)	0.03	0.71	—	0.74	—	14.29	(5.42)	1.19	1.04		1.04		0.25		278,353	60
05-31-11	12.69	0.02		3.24	3.26	—	—	—	—	—	15.95	25.69	1.19	1.07	†	1.07	†	0.19	†	280,576	68
05-31-10	9.61	0.01		3.07	3.08	—	—	—	—	—	12.69	32.05	1.22	1.22	†	1.22	†	0.15	†	60,027	97
Class O
11-30-14	15.99	(0.03	)•	0.82	0.79	—	—	—	—	—	16.78	4.94	1.35	1.35		1.35		(0.33)		2,379	18
05-31-14	15.07	(0.01)		2.54	2.53	—	1.61	—	1.61	—	15.99	17.07	1.35	1.35		1.35		(0.05)		2,308	34
05-31-13	13.03	0.01		3.16	3.17	—	1.13	—	1.13	—	15.07	25.88	1.41	1.41		1.41		0.08		2,095	55
05-31-12	14.64	(0.03)		(0.87)	(0.90)	—	0.71	—	0.71	—	13.03	(5.80)	1.48	1.48		1.48		(0.20)		1,844	60
05-31-11	11.69	(0.02)		2.97	2.95	—	—	—	—	—	14.64	25.24	1.47	1.47	†	1.47	†	(0.21	)†	2,446	68
05-31-10	8.88	(0.01)		2.82	2.81	—	—	—	—	—	11.69	31.64	1.47	1.47	†	1.47	†	(0.10	)†	1,520	97
Class R6
11-30-14	17.93	0.01	•	0.91	0.92	—	—	—	—	—	18.85	5.13	0.97	0.97		0.97		0.09		21,650	18
05-31-14	16.66	0.05		2.83	2.88	—	1.61	—	1.61	—	17.93	17.56	0.99	0.99		0.99		0.33		14,579	34
05-31-13(4) - 05-31-13	16.66	0.00	*	0.00 *	0.00 *	—	—	—	—	—	16.66	0.00	1.04	1.04		1.04		0.51		3	55
Class W
11-30-14	17.88	(0.01	)•	0.92	0.91	—	—	—	—	—	18.79	5.09	1.10	1.10		1.10		(0.07)		1,169	18
05-31-14	16.64	0.03		2.82	2.85	—	1.61	—	1.61	—	17.88	17.39	1.10	1.10		1.10		0.17		991	34
05-31-13	14.26	0.05		3.48	3.53	0.01	1.14	—	1.15	—	16.64	26.24	1.16	1.16		1.16		0.33		992	55
05-31-12	15.93	0.01		(0.96)	(0.95)	0.01	0.71	—	0.72	—	14.26	(5.62)	1.23	1.23		1.23		0.05		1,287	60
05-31-11	12.69	0.00	*	3.24	3.24	—	—	—	—	—	15.93	25.53	1.22	1.22	†	1.22	†	0.01	†	1,698	68
06-12-09(4) - 05-31-10	9.93	0.01		2.75	2.76	—	—	—	—	—	12.69	27.79	1.22	1.22	†	1.22	†	0.13	†	322	97

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited)

NOTE 1 — ORGANIZATION

Voya Series Fund, Inc. (the “Company”) is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eight separate active investment series which comprise the Company. The four series (each, a “Fund” and collectively, the “Funds”) included in this report are: Voya Core Equity Research Fund (“Core Equity Research”), Voya Corporate Leaders 100 Fund (“Corporate Leaders 100”), Voya Large Cap Growth Fund (“Large Cap Growth”), and Voya Small Company Fund (“Small Company”), each a diversified series of the Company.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to Funds. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a

Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are fair valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition, are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Directors (the “Board”), in accordance with methods that are specifically authorized

20

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s Valuation Procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, each Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for

21

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the period ended November 30, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps,

22

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its

23

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2014, Core Equity Research and Corporate Leaders 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended November 30, 2014, Core Equity Research and Corporate Leaders 100 had average notional values on futures contracts purchased of $9,514,278 and $6,834,183, respectively. Please refer to the table following the Summary Portfolio of Investments for open futures contracts for both Core Equity Research and Corporate Leaders 100 at November 30, 2014.

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date.

Corporate Leaders 100, Large Cap Growth and Small Company declare and pay dividends annually. Core Equity Research declares and pays dividends semi-annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which

24

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may intensify the credit, market and other risks associated with investing in a Fund.

J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Core Equity Research	$147,966,589	$165,809,290
Corporate Leaders 100	175,773,545	33,449,158
Large Cap Growth	221,034,312	82,843,208
Small Company	101,541,170	99,962,462

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Core Equity Research	0.700% on the first $250 million; 0.650% on the next $250 million; 0.625% on the next $250 million; 0.600% on the next $1.25 billion; and 0.550% in excess of $2 billion
Corporate Leaders 100	0.400% on the first $500 million; 0.350% on the next $500 million; and 0.300% in excess of $1 billion
Fund	As a Percentage of Average Daily Net Assets
Large Cap Growth	0.700% on all assets
Small Company	0.850% on the first $250 million; 0.800% on the next $250 million; 0.775% on the next $250 million; 0.750% on the next $1.25 billion; and 0.725% in excess of $2 billion

The Investment Adviser has entered into a sub-advisory agreement with Voya IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

The Administrator provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from Core Equity Research and Small Company a fee at an annual rate of 0.08% of each Fund’s average daily net assets. For Corporate Leaders 100 and Large Cap Growth, the Administrator is entitled to receive a fee at an annual rate of 0.10% of each Fund’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A	Class B	Class C		Class O	Class R
Core Equity Research	0.25%	1.00%	1.00%		0.25%	0.50%
Corporate Leaders 100	0.25%	1.00%	1.00	%(1)	0.25%	0.50%
Large Cap Growth	0.25%	N/A	1.00%		N/A	0.50%
Small Company	0.25%	1.00%	1.00%		0.25%	N/A

(1)	The Distributor has agreed to waive 0.25% of the distribution fee through October 1, 2015. Termination or modification of this contractual waiver requires approval by the Board.

25

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the period ended November 30, 2014, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
Core Equity Research	$3,688	$—
Corporate Leaders 100	60,992	—
Large Cap Growth	1,133	—
Small Company	1,493	—
Contingent Deferred Sales Charges:
Core Equity Research	$—	$218
Corporate Leaders 100	3,580	385
Large Cap Growth	—	102
Small Company	—	37

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the period ended November 30, 2014, Core Equity Research incurred $92,666 of proxy and solicitation costs associated with obtaining shareholder approval relating to the proposed merger into Voya Large Cap Value Fund, which is not included in this report. The Investment Adviser reimbursed the Fund for these costs.

At November 30, 2014, the following direct or indirect, wholly-owned subsidiary of Voya Financial Inc. or affiliated investment company owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Capital Allocation Fund	Large Cap Growth	7.26%
Voya Institutional Trust Company	Core Equity Research	5.41
	Corporate Leaders 100	6.79
	Small Company	5.66

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’

equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2014, the following Fund had the following payable included in Other Accrued Expenses and Liabilities of the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Large Cap Growth	Transfer Agent	$33,459

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Core Equity Research	1.25%	2.00%	2.00%	0.89%	1.25%	1.50%	0.74%	1.00%
Corporate Leaders 100	0.90%	1.65%	1.45%	0.65%	0.90%	1.15%	0.48%	0.65%
Large Cap Growth	1.15%	N/A	1.90%	0.90%	N/A	1.40%	0.80%	0.90%
Small Company	1.50%	2.25%	2.25%	1.25%	1.50%	N/A	1.04%	1.25%

Pursuant to side letter agreements, through October 1, 2015, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the

26

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if the Investment Adviser elects to renew it. Termination or modification of these obligations requires approval by the Board.

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Corporate Leaders 100(1)	0.81%	1.65%	1.45%	0.49%	0.90%	1.15%	0.48%	0.56%
Large Cap Growth	1.15%	N/A	1.90%	0.85%	N/A	1.40%	0.80%	0.90%
Small Company	1.50%	2.25%	2.25%	1.04%	1.50%	N/A	1.04%	1.25%

(1)      Effective August 1, 2014, the side letter agreement was implemented.

The Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of November 30, 2014, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2015	2016	2017	Total
Core Equity Research	$819,585	$488,706	$395,685	$1,703,976
Corporate Leaders 100	132,053	—	132,202	264,255
Large Cap Growth	104,458	134,593	149,720	388,771
Small Company	599	724	—	1,323

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2014, are as follows:

	November 30,
	2015	2016	2017	Total
Core Equity Research
Class A	$—	$26,532	$—	$26,532
Class B	—	185	—	185
Class C	—	878	—	878

	November 30,
	2015	2016	2017	Total
Class I	19,556	837	—	20,393
Class O	—	1,780	—	1,780
Class R	—	1	—	1
Class R6	—	273	260	533
Class W	—	959	—	959
Corporate Leaders 100
Class A	—	152,802	167,319	320,121
Class B	—	1,552	841	2,393
Class C	—	20,379	19,348	39,727
Class I	—	—	9,094	9,094
Class O	—	52,701	34,278	86,979
Class R	—	12,912	12,761	25,673
Class R6	—	—	3	3
Class W	—	2,391	5,702	8,093
Large Cap Growth
Class A	—	353	—	353
Class C	—	397	—	397
Class I			20,014	20,014
Class R	—	245	—	245
Class W	—	440	—	440
Small Company
Class I	430,835	460,761	380,196	1,271,792

Each Expense Limitation Agreement is contractual through October 1, 2015 (except for Core Equity Research which is through October 1, 2016) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Fund utilized the line of credit during the period ended November 30, 2014:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders 100	3	$1,284,667	1.09%

27

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

					Net increase		Proceeds
		Shares	Reinvestment		(decrease) in		from shares	Reinvestment
	Shares	issued in	of	Shares	shares		issued in	of	Shares	Net increase
	sold	merger	distributions	redeemed	outstanding	Shares sold	merger	distributions	redeemed	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Core Equity Research
Class A
11/30/2014	155,510	—	151,262	(1,029,045)	(722,273)	2,843,625	—	2,765,067	(18,848,376)	(13,239,684)
5/31/2014	397,092	—	148,679	(2,464,974)	(1,919,203)	6,604,104	—	2,379,134	(40,774,644)	(31,791,406)
Class B
11/30/2014	125	—	467	(18,468)	(17,876)	2,266	—	8,367	(330,357)	(319,724)
5/31/2014	8,996	—	92	(50,740)	(41,652)	138,880	—	1,523	(827,553)	(687,150)
Class C
11/30/2014	12,871	—	2,795	(42,861)	(27,195)	226,815	—	49,707	(758,718)	(482,196)
5/31/2014	66,556	—	630	(96,985)	(29,799)	1,048,975	—	10,330	(1,546,236)	(486,931)
Class I
11/30/2014	101,968	—	17,681	(183,439)	(63,790)	1,865,163	—	324,257	(3,352,351)	(1,162,931)
5/31/2014	276,499	—	25,119	(1,393,846)	(1,092,228)	4,578,316	—	396,980	(22,543,750)	(17,568,454)
Class O
11/30/2014	81,380	—	174	(108,581)	(27,027)	1,483,568	—	3,173	(1,987,258)	(500,517)
5/31/2014	285,606	—	170	(235,460)	50,316	4,703,419	—	2,711	(3,872,875)	833,255
Class R
11/30/2014	—	—	—	—	—	—	—	—	—	—
5/31/2014	—	—	—	—	—	—	—	—	—	—
Class R6
11/30/2014	75,318	—	1,278	(12,322)	64,274	1,383,724	—	23,436	(226,880)	1,180,280
9/30/2013(1) - 5/31/2014	867,236	—	367	(761,639)	105,964	14,260,897	—	6,151	(12,714,607)	1,552,441
Class W
11/30/2014	566,966	—	13,657	(179,573)	401,050	10,390,569	—	249,923	(3,291,929)	7,348,563
5/31/2014	891,952	—	9,010	(246,900)	654,062	14,922,277	—	145,274	(4,122,851)	10,944,700
Corporate Leaders 100
Class A
11/30/2014	1,567,181	—	—	(1,307,876)	259,305	26,937,043	—	—	(22,422,224)	4,514,819
5/31/2014	2,483,893	—	142,839	(2,021,107)	605,625	38,334,721	—	2,178,297	(31,044,632)	9,468,386
Class B
11/30/2014	198	—	—	(23,413)	(23,215)	3,390	—	—	(397,743)	(394,353)
5/31/2014	5,066	—	433	(29,182)	(23,683)	77,210	—	6,621	(438,908)	(355,077)
Class C
11/30/2014	1,439,835	—	—	(204,113)	1,235,722	24,819,362	—	—	(3,485,358)	21,334,004
5/31/2014	1,440,224	—	14,032	(242,475)	1,211,781	22,253,280	—	213,846	(3,678,249)	18,788,877
Class I
11/30/2014	7,410,362	—	—	(1,535,986)	5,874,376	129,723,957	—	—	(26,157,666)	103,566,291
5/31/2014	3,607,896	—	110,767	(1,610,459)	2,108,204	55,875,836	—	1,686,992	(24,432,022)	33,130,806
Class O
11/30/2014	168,369	—	—	(265,826)	(97,457)	2,872,104	—	—	(4,542,451)	(1,670,347)
5/31/2014	481,574	—	2,304	(562,007)	(78,129)	7,387,568	—	35,089	(8,566,208)	(1,143,551)
Class R
11/30/2014	419,846	—	—	(74,426)	345,420	7,189,586	—	—	(1,279,439)	5,910,147
5/31/2014	778,044	—	16,932	(133,904)	661,072	11,761,595	—	257,376	(2,052,462)	9,966,509
Class R6
10/1/2014(1) - 11/30/2014	176	—	—	—	176	3,000	—	—	—	3,000
Class W
11/30/2014	455,589	—	—	(27,649)	427,940	7,922,711	—	—	(473,397)	7,449,314
5/31/2014	395,308	—	5,454	(119,851)	280,911	6,014,852	—	83,176	(1,898,718)	4,199,310

28

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

					Net increase		Proceeds
		Shares	Reinvestment		(decrease) in		from shares	Reinvestment
	Shares	issued in	of	Shares	shares		issued in	of	Shares	Net increase
	sold	merger	distributions	redeemed	outstanding	Shares sold	merger	distributions	redeemed	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Growth
Class A
11/30/2014	65,270	—	—	(21,162)	44,108	927,543	—	—	(290,373)	637,170
5/31/2014	163,883	—	2,464	(71,338)	95,009	2,094,126	—	31,243	(926,949)	1,198,420
Class C
11/30/2014	43,923	—	—	(5,739)	38,184	620,117	—	—	(77,623)	542,494
5/31/2014	70,754	—	1,566	(13,381)	58,939	900,416	—	19,657	(172,433)	747,640
Class I
11/30/2014	11,900,412	—	—	(942,384)	10,958,028	170,888,793	—	—	(13,512,299)	157,376,494
5/31/2014	1,852,413	—	99,108	(3,846,036)	(1,894,515)	23,556,680	—	1,261,647	(47,166,397)	(22,348,070)
Class R
11/30/2014	8,853	—	—	(6,683)	2,170	124,147	—	—	(93,269)	30,878
5/31/2014	19,859	—	514	(7,084)	13,289	245,189	—	6,520	(89,081)	162,628
Class R6
11/30/2014	484,394	—	—	(1,660,562)	(1,176,168)	6,851,512	—	—	(24,511,822)	(17,660,310)
5/31/2014	4,015,474	—	54,075	(714,957)	3,354,592	49,200,483	—	688,381	(8,901,917)	40,986,947
Class W
11/30/2014	51,581	—	—	(4,371)	47,210	717,197	—	—	(61,268)	655,929
5/31/2014	69,128	—	2,301	(91,913)	(20,484)	829,860	—	29,266	(1,193,963)	(334,837)
Small Company
Class A
11/30/2014	99,286	—	—	(427,583)	(328,297)	1,607,697	—	—	(6,909,230)	(5,301,533)
5/31/2014	306,113	—	317,475	(840,920)	(217,332)	4,965,414	—	4,952,609	(13,542,121)	(3,624,098)
Class B
11/30/2014	—	—	—	(14,230)	(14,230)	—	—	—	(206,206)	(206,206)
5/31/2014	764	—	6,244	(24,171)	(17,163)	10,748	—	87,858	(352,992)	(254,386)
Class C
11/30/2014	14,355	—	—	(45,132)	(30,777)	206,057	—	—	(643,794)	(437,737)
5/31/2014	76,611	—	42,647	(76,342)	42,916	1,118,977	—	593,218	(1,101,177)	611,018
Class I
11/30/2014	2,767,285	—	—	(2,854,289)	(87,004)	50,207,253	—	—	(51,733,415)	(1,526,162)
5/31/2014	6,800,764	—	2,202,481	(7,378,144)	1,625,101	122,014,472	—	38,389,243	(131,346,041)	29,057,674
Class O
11/30/2014	7,016	—	—	(9,612)	(2,596)	113,201	—	—	(155,320)	(42,119)
5/31/2014	28,437	—	—	(23,121)	5,316	451,275	—	—	(372,167)	79,108
Class R6
11/30/2014	716,088	—	—	(380,596)	335,492	13,036,150	—	—	(7,143,501)	5,892,649
5/31/2014	859,649	—	57,957	(104,709)	812,897	14,691,796	—	1,010,769	(1,855,244)	13,847,321
Class W
11/30/2014	14,150	—	—	(7,356)	6,794	256,727	—	—	(135,104)	121,623
5/31/2014	25,437	—	3,472	(33,088)	(4,179)	451,684	—	60,452	(612,662)	(100,526)

(1)	Commencement of operations.

29

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred.

The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2014:

Small Company

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	$28,384	$(28,384)	$—
Deutsche Bank Securities Inc.	78,320	(78,320)	—
Goldman Sachs & Company	3,189,995	(3,189,995)	—
HSBC Bank PLC	346,831	(346,831)
JPMorgan Clearing Corp.	1,032,532	(1,032,532)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,099,917	(1,099,917)	—
Morgan Stanley & Co. LLC	3,737,788	(3,737,788)	—
RBC Capital Markets, LLC	507,583	(507,583)	—
Scotia Capital (USA) Inc.	64,183	(64,183)	—
Total	$10,085,533	$(10,085,533)	$—

(1)	Collateral with a fair value of $10,297,795 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2014	Year Ended May 31, 2014
	Ordinary Income	Ordinary Income	Long-term Capital Gains
Core Equity Research	$3,976,550	$3,404,100	$—
Corporate Leaders 100	—	5,726,405	—
Large Cap Growth	—	1,722,223	334,461
Small Company	—	15,943,498	30,000,568

30

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Core Equity Research	$2,684,944	$47,580,930	$94,629,582	$(12,206,492)	2016
				(7,644,353)	2017
				(220,274)	2018
				$(20,071,119)*
Corporate Leaders 100	2,980,448	—	173,097,109	(47,550,899)*	2017
Large Cap Growth	1,126,337	2,481,187	22,215,075	—	—
Small Company	4,322,206	19,106,552	91,213,781	(1,461,500)	2016
				(730,750)	2017
				(730,750)	2018
				$(2,923,000)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of November 30, 2014, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments and/or Developing and Emerging Markets (All Funds except Corporate Leaders 100). There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Investment by Funds-of-Funds (Large Cap Growth). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict

31

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 13 — CONCENTRATION OF INVESTMENT RISK (continued)

the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2014, the Funds declared and paid dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Core Equity Research
Class A	NII	$0.1166	December 18, 2014	December 16, 2014
Class B	NII	$0.0417	December 18, 2014	December 16, 2014
Class C	NII	$0.0492	December 18, 2014	December 16, 2014
Class I	NII	$0.1433	December 18, 2014	December 16, 2014
Class O	NII	$0.1170	December 18, 2014	December 16, 2014
Class R	NII	$0.0910	December 18, 2014	December 16, 2014
Class R6	NII	$0.1516	December 18, 2014	December 16, 2014
Class W	NII	$0.1414	December 18, 2014	December 16, 2014
All Classes	LTCG	$2.2114	December 18, 2014	December 16, 2014
Corporate Leaders 100
Class A	NII	$0.1654	December 18, 2014	December 16, 2014
Class B	NII	$0.0000	December 18, 2014	December 16, 2014
Class C	NII	$0.1198	December 18, 2014	December 16, 2014
Class I	NII	$0.2182	December 18, 2014	December 16, 2014
Class O	NII	$0.1581	December 18, 2014	December 16, 2014
Class R	NII	$0.1312	December 18, 2014	December 16, 2014
Class R6	NII	$0.2171	December 18, 2014	December 16, 2014
Class W	NII	$0.2120	December 18, 2014	December 16, 2014

32

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 15 — SUBSEQUENT EVENTS (continued)

	Type	Per Share Amount	Payable Date	Record Date
Large Cap Growth
Class A	NII	$0.0037	December 18, 2014	December 16, 2014
Class C	NII	$0.0000	December 18, 2014	December 16, 2014
Class I	NII	$0.0327	December 18, 2014	December 16, 2014
Class R	NII	$0.0000	December 18, 2014	December 16, 2014
Class R6	NII	$0.0351	December 18, 2014	December 16, 2014
Class W	NII	$0.0280	December 18, 2014	December 16, 2014
All Classes	STCG	$0.0517	December 18, 2014	December 16, 2014
All Classes	LTCG	$0.1733	December 18, 2014	December 16, 2014
Small Company
Class A	NII	$0.0000	December 18, 2014	December 16, 2014
Class B	NII	$0.0000	December 18, 2014	December 16, 2014
Class C	NII	$0.0000	December 18, 2014	December 16, 2014
Class I	NII	$0.0747	December 18, 2014	December 16, 2014
Class O	NII	$0.0011	December 18, 2014	December 16, 2014
Class R6	NII	$0.0923	December 18, 2014	December 16, 2014
Class W	NII	$0.0645	December 18, 2014	December 16, 2014
All Classes	STCG	$0.2268	December 18, 2014	December 16, 2014
All Classes	LTCG	$1.3144	December 18, 2014	December 16, 2014

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

On May 22, 2014, the Board approved a proposal to reorganize Core Equity Research (the “Disappearing Fund”), with and into Voya Large Cap Value Fund, which is not included in this report (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund at a shareholder meeting scheduled to be held on or about February 12, 2015. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about March 6, 2015.

On November 20, 2014, the Board approved a change to the Funds’ administrative agreement with VFS with respect to Core Equity Research and Small Company. Effective January 1, 2015, VFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets. VFS is contractually obligated to waive 0.02% of the administrative fee for each Fund for at least two years from the effective date of January 1, 2015. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

On November 20, 2014, the Board approved a new side letter expense limitation agreement with respect to Small Company. Effective January 1, 2015, the non-recoupable side letter agreement, through October 1, 2016 is 1.35%, 2.10%, 2.10%, 1.04%, 1.35%, 1.04% and 1.10% for Class A, Class B, Class C, Class I, Class O, Class R6 and Class W, respectively.

Effective December 31, 2014, Mr. Earley retired as Director of the Board.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

33

Voya Core Equity Research Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.8%
		Consumer Discretionary: 11.6%
125,342		Comcast Corp. - Class A	$7,149,508	1.5
69,304		Delphi Automotive PLC	5,055,727	1.0
62,550		Home Depot, Inc.	6,217,470	1.3
106,457		Macy’s, Inc.	6,910,124	1.4
82,405		Nike, Inc.	8,181,992	1.7
92,900		Starbucks Corp.	7,544,409	1.6
123,431		Walt Disney Co.	11,418,602	2.3
51,698		Other Securities	4,105,338	0.8
			56,583,170	11.6
		Consumer Staples: 10.0%
167,358		Altria Group, Inc.	8,411,413	1.7
227,498		ConAgra Foods, Inc.	8,308,227	1.7
82,393		CVS Caremark Corp.	7,527,425	1.6
39,550		Kimberly-Clark Corp.	4,611,135	1.0
147,342		Kraft Foods Group, Inc.	8,865,568	1.8
119,715		Procter & Gamble Co.	10,825,827	2.2
			48,549,595	10.0
		Energy: 6.6%
145,132		ExxonMobil Corp.	13,140,251	2.7
82,030		Occidental Petroleum Corp.	6,543,533	1.3
156,777		Other Securities	12,419,405	2.6
			32,103,189	6.6
		Financials: 16.0%
99,275		Arthur J. Gallagher & Co.	4,760,236	1.0
119,083		Discover Financial Services	7,805,891	1.6
168,700		Invesco Ltd.	6,808,732	1.4
178,770		JPMorgan Chase & Co.	10,754,803	2.2
71,020		Prudential Financial, Inc.	6,035,280	1.2
444,050		Regions Financial Corp.	4,471,583	0.9
204,071		Wells Fargo & Co.	11,117,788	2.3
191,817		XL Group PLC	6,813,340	1.4
652,178		Other Securities	19,235,627	4.0
			77,803,280	16.0
		Health Care: 14.7%
109,118		Abbott Laboratories	4,856,842	1.0
50,513		Amgen, Inc.	8,350,304	1.7
123,192		Bristol-Myers Squibb Co.	7,274,488	1.5
66,366		Cardinal Health, Inc.	5,454,622	1.1
61,500	@	Gilead Sciences, Inc.	6,169,680	1.3
101,291		Medtronic, Inc.	7,482,366	1.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
211,231	Merck & Co., Inc.	$12,758,352	2.6
370,601	Pfizer, Inc.	11,544,221	2.4
76,681	UnitedHealth Group, Inc.	7,563,047	1.6
		71,453,922	14.7
	Industrials: 8.5%
63,535	Boeing Co.	8,536,563	1.7
91,800	Caterpillar, Inc.	9,235,080	1.9
41,237	General Dynamics Corp.	5,994,210	1.2
70,126	Union Pacific Corp.	8,188,613	1.7
97,556	Other Securities	9,562,131	2.0
		41,516,597	8.5
	Information Technology: 17.8%
218,813	Apple, Inc.	26,023,430	5.4
216,300	Applied Materials, Inc.	5,202,015	1.1
72,900	Automatic Data Processing, Inc.	6,243,156	1.3
460,996	Cisco Systems, Inc.	12,741,929	2.6
113,998	Fidelity National Information Services, Inc.	6,975,538	1.4
129,487	Microchip Technology, Inc.	5,846,338	1.2
376,904	Microsoft Corp.	18,019,780	3.7
81,950	TE Connectivity Ltd.	5,261,190	1.1
		86,313,376	17.8
	Materials: 2.9%
196,488	Freeport-McMoRan, Inc.	5,275,703	1.1
91,534	International Paper Co.	4,926,360	1.0
161,297	Other Securities	3,635,634	0.8
		13,837,697	2.9
	Telecommunication Services: 3.4%
158,422	CenturyTel, Inc.	6,458,865	1.3
203,400	Verizon Communications, Inc.	10,290,006	2.1
		16,748,871	3.4
	Utilities: 3.3%
69,474	Entergy Corp.	5,828,868	1.2
140,927	Southern Co.	6,684,168	1.4
147,773	Other Securities	3,537,686	0.7
		16,050,722	3.3
	Total Common Stock (Cost $349,680,377)	460,960,419	94.8

See Accompanying Notes to Financial Statements

34

Voya Core Equity Research Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.6%
	Mutual Funds: 4.6%
22,357,079	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $22,357,079)	$22,357,079	4.6
	Total Short-Term Investments (Cost $22,357,079)	22,357,079	4.6
	Total Investments in Securities (Cost $372,037,456)	$483,317,498	99.4
	Assets in Excess of Other Liabilities	3,046,763	0.6
	Net Assets	$486,364,261	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2014.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security

Cost for federal income tax purposes is $372,875,525.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$115,475,081
Gross Unrealized Depreciation	(5,033,108)

Net Unrealized Appreciation	$110,441,973

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2014
Asset Table
Investments, at fair value
Common Stock*	$460,960,419	$—	$—	$460,960,419
Short-Term Investments	22,357,079	—	—	22,357,079
Total Investments, at fair value	$483,317,498	$—	$—	$483,317,498
Other Financial Instruments+
Futures	494,105	—	—	494,105
Total Assets	$483,811,603	$—	$—	$483,811,603

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At November 30, 2014, the following futures contracts were outstanding for Voya Core Equity Research Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	92	12/19/14	$9,504,980	$494,105
			$9,504,980	$494,105

See Accompanying Notes to Financial Statements

35

Voya Core Equity Research Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$494,105
Total Asset Derivatives		$494,105

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended November 30, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$205,624
Total	$205,624

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$455,399
Total	$455,399

See Accompanying Notes to Financial Statements

36

Voya Corporate Leaders 100 Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 13.4%
22,633	@	Amazon.com, Inc.	$7,664,439	1.0
134,424		Comcast Corp. - Class A	7,667,545	1.0
481,786		Ford Motor Co.	7,578,494	1.0
225,947		General Motors Co.	7,553,408	1.0
78,392		Home Depot, Inc.	7,792,165	1.0
136,466		Lowe’s Cos, Inc.	8,710,625	1.2
81,699		Nike, Inc.	8,111,894	1.1
96,726		Starbucks Corp.	7,855,118	1.0
115,491		Target Corp.	8,546,334	1.1
96,255		Time Warner, Inc.	8,193,225	1.1
213,182		Twenty-First Century Fox, Inc. - Class A	7,845,098	1.0
81,964		Walt Disney Co.	7,582,490	1.0
75,668		Other Securities	7,325,419	0.9
			102,426,254	13.4
		Consumer Staples: 11.5%
158,128		Altria Group, Inc.	7,947,513	1.0
172,313		Coca-Cola Co.	7,724,792	1.0
110,934		Colgate-Palmolive Co.	7,719,897	1.0
58,104		Costco Wholesale Corp.	8,257,741	1.1
90,973		CVS Caremark Corp.	8,311,293	1.1
212,865		Mondelez International, Inc.	8,344,308	1.1
78,161		PepsiCo, Inc.	7,823,916	1.0
88,082		Philip Morris International, Inc.	7,656,968	1.0
86,226		Procter & Gamble Co.	7,797,417	1.0
122,154		Walgreen Co.	8,380,986	1.1
95,698		Wal-Mart Stores, Inc.	8,377,403	1.1
			88,342,234	11.5
		Energy: 7.8%
831,999		Other Securities	59,329,501	7.8
		Financials: 14.9%
118,784		Allstate Corp.	8,095,130	1.1
82,782		American Express Co.	7,650,712	1.0
188,556		Bank of New York Mellon Corp.	7,547,897	1.0
52,639	@	Berkshire Hathaway, Inc.	7,826,893	1.0
88,976		Capital One Financial Corp.	7,402,803	1.0
139,871		Citigroup, Inc.	7,548,838	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
39,616	Goldman Sachs Group, Inc.	$7,464,051	1.0
135,047	Metlife, Inc.	7,509,964	1.0
211,017	Morgan Stanley	7,423,578	1.0
44,291	Simon Property Group, Inc.	8,007,813	1.1
174,459	US Bancorp.	7,711,088	1.0
140,847	Wells Fargo & Co.	7,673,344	1.0
683,052	Other Securities	21,917,666	2.7
		113,779,777	14.9
	Health Care: 13.2%
173,752	Abbott Laboratories	7,733,701	1.0
124,409	AbbVie, Inc.	8,609,103	1.1
51,986	Amgen, Inc.	8,593,806	1.1
140,791	Bristol-Myers Squibb Co.	8,313,708	1.1
111,427	Eli Lilly & Co.	7,590,407	1.0
68,343	Johnson & Johnson	7,398,130	1.0
116,415	Medtronic, Inc.	8,599,576	1.1
122,548	Merck & Co., Inc.	7,401,899	1.0
244,541	Pfizer, Inc.	7,617,452	1.0
84,165	UnitedHealth Group, Inc.	8,301,194	1.1
191,079	Other Securities	20,977,242	2.7
		101,136,218	13.2
	Industrials: 14.2%
51,213	3M Co.	8,198,689	1.1
56,546	Boeing Co.	7,597,521	1.0
72,934	Caterpillar, Inc.	7,337,160	1.0
116,174	Emerson Electric Co.	7,406,093	1.0
44,901	FedEx Corp.	8,000,460	1.0
57,116	General Dynamics Corp.	8,302,382	1.1
286,386	General Electric Co.	7,586,365	1.0
77,847	Honeywell International, Inc.	7,712,302	1.0
40,153	Lockheed Martin Corp.	7,691,709	1.0
72,168	Raytheon Co.	7,700,326	1.0
67,087	Union Pacific Corp.	7,833,749	1.0
74,800	United Parcel Service, Inc. - Class B	8,222,016	1.1
69,289	United Technologies Corp.	7,627,333	1.0
65,350	Other Securities	7,295,674	0.9
		108,511,779	14.2

See Accompanying Notes to Financial Statements

37

Voya Corporate Leaders 100 Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: 516.2%
91,103		Accenture PLC	$7,864,922	1.0
72,729		Apple, Inc.	8,649,660	1.1
289,806		Cisco Systems, Inc.	8,010,238	1.0
138,252	@	eBay, Inc.	7,587,270	1.0
252,515		EMC Corp.	7,663,830	1.0
208,183		Hewlett-Packard Co.	8,131,628	1.1
208,601		Intel Corp.	7,770,387	1.0
97,700		Mastercard, Inc.	8,528,233	1.1
156,767		Microsoft Corp.	7,495,030	1.0
189,392		Oracle Corp.	8,032,115	1.1
150,854		Texas Instruments, Inc.	8,209,474	1.1
34,527		Visa, Inc.	8,914,526	1.2
240,515		Other Securities	27,332,492	3.5
			124,189,805	16.2
		Materials: 3.6%
64,474		Monsanto Co.	7,731,077	1.0
462,030		Other Securities	19,881,111	2.6
			27,612,188	3.6
		Telecommunication Services: 1.9%
146,337		Verizon Communications, Inc.	7,403,189	1.0
206,646		Other Securities	7,311,135	0.9
			14,714,324	1.9
		Utilities: 2.0%
213,430		Exelon Corp.	7,719,763	1.0
166,864		Southern Co.	7,914,360	1.0
			15,634,123	2.0
		Total Common Stock (Cost $536,604,017)	755,676,203	98.7
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
9,389,068	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $9,389,068)	$9,389,068	1.2
	Total Short-Term Investments (Cost $9,389,068)	9,389,068	1.2
	Total Investments in Securities (Cost $545,993,085)	$765,065,271	99.9
	Assets in Excess of Other Liabilities	1,116,110	0.1
	Net Assets	$766,181,381	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2014.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security

Cost for federal income tax purposes is $551,530,562.

Net unrealized appreciation consists of:

Gross Un+realized Appreciation	$222,347,165
Gross Unrealized Depreciation	(8,812,456)

Net Unrealized Appreciation	$213,534,709

See Accompanying Notes to Financial Statements

38

Voya Corporate Leaders 100 Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2014
Asset Table
Investments, at fair value
Common Stock*	$755,676,203	$—	$—	$755,676,203
Short-Term Investments	9,389,068	—	—	9,389,068
Total Investments, at fair value	$765,065,271	$—	$—	$765,065,271
Other Financial Instruments+
Futures	381,819	—	—	381,819
Total Assets	$765,447,090	$—	$—	$765,447,090

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At November 30, 2014, the following futures contracts were outstanding for Voya Corporate Leaders 100 Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	69	12/19/14	$7,128,735	$381,819
			$7,128,735	$381,819

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$381,819
Total Asset Derivatives		$381,819

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

39

Voya Corporate Leaders 100 Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended November 30, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$399,542
Total	$399,542

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$179,134
Total	$179,134

See Accompanying Notes to Financial Statements

40

Voya Large Cap Growth Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 20.7%
21,519	@	Amazon.com, Inc.	$7,287,194	2.6
5,099		Chipotle Mexican Grill, Inc.	3,383,798	1.2
118,572		Comcast Corp. - Class A	6,763,347	2.4
40,946	@	Dish Network Corp. - Class A	3,251,522	1.1
137,441		Hilton Worldwide Holdings, Inc.	3,603,703	1.3
85,396		Home Depot, Inc.	8,488,363	3.0
43,781		Macy’s, Inc.	2,841,825	1.0
42,907		Nike, Inc.	4,260,236	1.5
3,805	@	Priceline.com, Inc.	4,414,523	1.6
47,916		Starbucks Corp.	3,891,258	1.4
30,591	@	Ulta Salon Cosmetics & Fragrance, Inc.	3,869,456	1.4
66,422		Walt Disney Co.	6,144,699	2.2
			58,199,924	20.7
		Consumer Staples: 9.0%
40,595		Costco Wholesale Corp.	5,769,361	2.1
55,945		CVS Caremark Corp.	5,111,135	1.8
24,393		Kimberly-Clark Corp.	2,843,980	1.0
28,775	@	Monster Beverage Corp.	3,227,116	1.1
83,168		PepsiCo, Inc.	8,325,117	3.0
			25,276,709	9.0
		Energy: 3.3%
50,530		Anadarko Petroleum Corp.	3,999,450	1.4
55,648	@	Cameron International Corp.	2,853,629	1.0
27,897		Other Securities	2,419,228	0.9
			9,272,307	3.3
		Financials: 5.3%
33,049		Ameriprise Financial, Inc.	4,354,867	1.6
13,600		Blackrock, Inc.	4,883,488	1.7
40,193		Prudential Financial, Inc.	3,415,601	1.2
9,586		Other Securities	2,166,340	0.8
			14,820,296	5.3
		Health Care: 16.7%
93,270		AbbVie, Inc.	6,454,284	2.3
18,240	@	Actavis PLC	4,935,927	1.7
20,100	@	Alexion Pharmaceuticals, Inc.	3,917,490	1.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
25,706		Allergan, Inc.	$5,498,256	1.9
21,598		Amgen, Inc.	3,570,365	1.3
61,129		Bristol-Myers Squibb Co.	3,609,668	1.3
36,054		Celgene Corp.	4,098,979	1.5
53,500	@	Gilead Sciences, Inc.	5,367,120	1.9
29,275		McKesson Corp.	6,169,999	2.2
48,196		St. Jude Medical, Inc.	3,275,400	1.2
			46,897,488	16.7
		Industrials: 11.2%
62,806		Ametek, Inc.	3,200,594	1.1
43,870		Danaher Corp.	3,665,777	1.3
85,246		Delta Airlines, Inc.	3,978,431	1.4
54,160		Ingersoll-Rand PLC - Class A	3,415,330	1.2
23,942		Roper Industries, Inc.	3,778,526	1.4
65,586		Textron, Inc.	2,841,186	1.0
79,546		Tyco International Plc	3,412,523	1.2
49,762		Union Pacific Corp.	5,810,709	2.1
16,939		Other Securities	1,395,604	0.5
			31,498,680	11.2
		Information Technology: 28.5%
149,208		Apple, Inc.	17,745,308	6.3
37,552	@	Check Point Software Technologies	2,903,145	1.0
92,327		Cognizant Technology Solutions Corp.	4,984,735	1.8
80,548	@	Electronic Arts, Inc.	3,538,474	1.3
64,759		Facebook, Inc.	5,031,774	1.8
7,732		Google, Inc.	4,189,430	1.5
11,762		Google, Inc. - Class A	6,458,279	2.3
54,654		Intuit, Inc.	5,130,371	1.8
62,894		Mastercard, Inc.	5,490,017	2.0
215,130		Microsoft Corp.	10,285,365	3.7
99,293		Oracle Corp.	4,211,016	1.5
19,817		Visa, Inc.	5,116,551	1.8
36,123		VMware, Inc.	3,177,379	1.1
26,649		Other Securities	1,656,235	0.6
			79,918,079	28.5
		Materials: 3.7%
40,326		Eastman Chemical Co.	3,343,832	1.2

See Accompanying Notes to Financial Statements

41

Voya Large Cap Growth Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
39,891	Packaging Corp. of America	$2,963,103	1.0
68,321	Other Securities	4,124,492	1.5
		10,431,427	3.7
	Total Common Stock (Cost $233,362,463)	276,314,910	98.4
SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
4,507,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $4,507,000)	4,507,000	1.6
	Total Short-Term Investments (Cost $4,507,000)	4,507,000	1.6
	Total Investments in Securities (Cost $237,869,463)	$280,821,910	100.0
	Assets in Excess of Other Liabilities	66,731	—
	Net Assets	$280,888,641	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2014.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security

Cost for federal income tax purposes is $238,877,852.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$45,186,676
Gross Unrealized Depreciation	(3,242,618)

Net Unrealized Appreciation	$41,944,058

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2014
Asset Table
Investments, at fair value
Common Stock*	$276,314,910	$—	$—	$276,314,910
Short-Term Investments	4,507,000	—	—	4,507,000
Total Investments, at fair value	$280,821,910	$—	$—	$280,821,910

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

42

Voya Small Company Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Consumer Discretionary: 13.7%
98,400		Cheesecake Factory	$4,765,512	0.8
175,000		Finish Line	4,994,500	0.9
151,098	@, L	Imax Corp.	4,741,455	0.8
62,300		Jack in the Box, Inc.	4,641,350	0.8
205,130		La-Z-Boy, Inc.	5,331,329	0.9
85,619		Monro Muffler, Inc.	4,691,065	0.8
53,900		Vail Resorts, Inc.	4,723,796	0.8
163,100		Wolverine World Wide, Inc.	4,976,181	0.9
1,467,358		Other Securities(a)	40,718,453	7.0
			79,583,641	13.7
		Consumer Staples: 2.1%
54,680		Casey’s General Stores, Inc.	4,577,810	0.8
310,900		Other Securities	7,634,696	1.3
			12,212,506	2.1
		Energy: 3.5%
2,499,630		Other Securities(a)	20,255,938	3.5
		Financials: 24.4%
198,000		Colony Financial, Inc.	4,860,900	0.8
158,741		DCT Industrial Trust, Inc.	5,417,830	0.9
113,029		Encore Capital Group, Inc.	4,850,074	0.8
181,163		First American Financial Corp.	5,799,028	1.0
288,589		FirstMerit Corp.	5,162,857	0.9
122,300		Highwoods Properties, Inc.	5,278,468	0.9
131,910		LaSalle Hotel Properties	5,325,207	0.9
69,911		MarketAxess Holdings, Inc.	4,584,064	0.8
174,700		MB Financial, Inc.	5,503,050	1.0
107,800		PacWest Bancorp	5,012,700	0.9
82,009		Prosperity Bancshares, Inc.	4,607,266	0.8
320,900		Radian Group, Inc.	5,471,345	1.0
85,700		South State Corp.	5,307,401	0.9
203,000		Starwood Property Trust, Inc.	4,884,180	0.9
169,100		Webster Financial Corp.	5,321,577	0.9
2,053,874		Other Securities	63,648,970	11.0
			141,034,917	24.4
		Health Care: 10.3%
94,000		Greatbatch, Inc.	4,659,580	0.8
154,010		Healthsouth Corp.	6,334,431	1.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
70,534		Steris Corp.	$4,496,543	0.8
1,317,872		Other Securities(a)	43,943,606	7.6
			59,434,160	10.3
		Industrials: 18.3%
166,100		Actuant Corp.	4,876,696	0.8
114,500		Atlas Air Worldwide Holdings, Inc.	5,226,925	0.9
134,700		Barnes Group, Inc.	4,947,531	0.9
358,400		Blount International, Inc.	5,884,928	1.0
202,900		Brady Corp.	5,072,500	0.9
88,400		Clarcor, Inc.	5,824,676	1.0
153,860		Healthcare Services Group	4,640,418	0.8
210,900		Heartland Express, Inc.	5,595,177	1.0
149,600		KAR Auction Services, Inc.	5,183,640	0.9
42,550		Teledyne Technologies, Inc.	4,549,020	0.8
72,596		Toro Co.	4,768,105	0.8
88,900		Watts Water Technologies, Inc.	5,374,894	0.9
1,187,114		Other Securities	44,175,188	7.6
			106,119,698	18.3
		Information Technology: 16.5%
159,632		Cardtronics, Inc.	6,251,189	1.1
103,500		Commvault Systems, Inc.	4,895,550	0.8
99,800		j2 Global, Inc.	5,642,692	1.0
187,500	@	Microsemi Corp.	5,100,000	0.9
204,000		Qlik Technologies, Inc.	6,289,320	1.1
35,500		Ultimate Software Group, Inc.	5,227,020	0.9
42,200		WEX, Inc.	4,771,976	0.8
2,081,669		Other Securities(a)	57,570,600	9.9
			95,748,347	16.5
		Materials: 4.3%
285,900		Commercial Metals Co.	4,671,606	0.8
139,900		HB Fuller Co.	6,042,281	1.1
71,300		Minerals Technologies, Inc.	5,292,599	0.9
932,668		Other Securities	8,724,479	1.5
			24,730,965	4.3
		Utilities: 2.4%
331,020		Other Securities	13,637,903	2.4
		Total Common Stock (Cost $466,236,657)	552,758,075	95.5

See Accompanying Notes to Financial Statements

43

Voya Small Company Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.9%
91,200	iShares Russell 2000 Index Fund	$10,649,424	1.9
	Total Exchange-Traded Funds (Cost $8,377,618)	10,649,424	1.9
	Total Long-Term Investments (Cost $475,324,195)	563,407,499	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateralcc(1): 1.8%
2,445,742	Cantor Fitzgerald, Repurchase Agreement dated 11/28/14, 0.13%, due 12/01/14 (Repurchase Amount $2,445,768, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,494,657, due 01/01/15-09/01/49)	2,445,742	0.4
2,445,742	Daiwa Capital Markets, Repurchase Agreement dated 11/28/14, 0.11%, due 12/01/14 (Repurchase Amount $2,445,764, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,494,703, due 06/01/16-03/01/48)	2,445,742	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1) (continued)
2,445,742	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $2,445,772, collateralized by various U.S. Government Securities, 0.750%-3.125%, Market Value plus accrued interest $2,494,657, due 12/31/17-02/15/42)	$2,445,742	0.4
514,827	Nomura Securities, Repurchase Agreement dated 11/28/14, 0.10%, due 12/01/14 (Repurchase Amount $514,831, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $525,124, due 12/05/14-08/20/62)	514,827	0.1
2,445,742	State of Wisconsin Investment Board, Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $2,445,772, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,494,625, due 04/15/16-01/15/29)	2,445,742	0.5
		10,297,795	1.8

See Accompanying Notes to Financial Statements

44

Voya Small Company Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.6%
15,203,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $15,203,000)	$15,203,000	2.6
	Total Short-Term Investments (Cost $25,500,795)	25,500,795	4.4
	Total Investments in Securities (Cost $500,115,070)	$588,908,294	101.8
	Liabilities in Excess of Other Assets	(10,190,055)	(1.8)
	Net Assets	$578,718,239	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2014.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $500,853,358.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$117,857,042
Gross Unrealized Depreciation	(29,802,106)

Net Unrealized Appreciation	$88,054,936

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2014
Asset Table
Investments, at fair value
Common Stock*	$552,758,075	$—	$—	$552,758,075
Exchange-Traded Funds	10,649,424	—	—	10,649,424
Short-Term Investments	15,203,000	10,297,795	—	25,500,795
Total Investments, at fair value	$578,610,499	$10,297,795	$—	$588,908,294

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

45

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Series Fund, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Core Equity Research Fund, Voya Corporate Leaders 100 Fund, Voya Large Cap Growth Fund, and Voya Small Company Fund (collectively, the “Funds”), each a series of the Company, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Funds’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Directors, considered whether to renew and approve the amended and restated investment advisory contracts (the “Advisory Contracts”) between Voya Investments, LLC (“Adviser”) and the Funds as well as the amended and restated sub-advisory contracts (“Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”).

The Independent Directors also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contracts and Sub-Advisory Contracts. Among other actions, the Independent Directors previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the

46

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Independent Directors and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Directors periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by each Fund for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve each Fund’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the September 12, 2014 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of each Fund and other similarly managed funds in its Selected Peer Group, information regarding each Fund’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Funds; (2) reports providing risk and attribution analyses of the Funds; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Fund’s Advisory Contracts and Sub-Advisory Contracts); (9) independent analyses of Fund performance by the Company’s Chief Investment Risk Officer; (10) a report by the Trust’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser. The Board further noted that the Separation Plan may result in the Adviser’s loss of access to the services and resources of ING Groep, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Funds. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Funds and the Adviser and Voya-affiliated Sub-Adviser, including the Adviser’s and the Voya-affiliated Sub-Adviser’s ability during and after the separation to perform the same level of service to the Funds as the Adviser and Voya-affiliated Sub-Adviser currently provide. The Board was advised that neither the Adviser nor the Voya-affiliated Sub-Adviser anticipated at that time that the Separation Plan would have a material adverse impact on the Funds or their operations and administration.

47

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Voya-affiliated Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Fund, a specific class of shares was used for purposes of certain comparisons between the Funds and their Selected Peer Groups. The specified class of a Fund was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds complex. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to a Selected Peer Group, to each Fund’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between the funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Funds also benefit from the services of the Adviser’s Investment Risk Management

48

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Company’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the

Company’s CCO in consultation with the Board’s Compliance Committee that guide the Company’s CCO’s compliance oversight function.

The Board requested and considered information regarding the level of staffing, quality and experience of each Fund’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Funds (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Fund asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to the Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such

49

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considers any underlying rationale provided by the Adviser or, in certain circumstances, the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of the Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Fund. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Voya-affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a fund-by-fund basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to the Funds in determining profitability, and that the information presented may not portray all of the costs

50

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

Fund by Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions it reached, at its September 12, 2014 meeting in relation to approving each Fund’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Core Equity Research Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Core Equity Research Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the one-year, three-year, and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the reasonableness of the Fund’s performance during certain periods; and (2) that the Board, at its May 2014 meeting, had approved the merger of the Fund into Voya Large Cap Value Fund, and that this merger is expected to occur in January 2015 if approved by the Fund’s shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Corporate Leaders 100 Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Corporate Leaders 100 Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Fund underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into

51

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio; (2) Management’s discussion of fee waivers, which lower the Fund’s net effective management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Large Cap Growth Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Large Cap Growth Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) that the Fund commenced operations in March 2012, and therefore had a limited operating history for the purpose of analyzing its performance;

(2) Management’s confidence in the ability of the Sub-Adviser to execute the Fund’s strategy; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is equal to the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Fund commenced operations in March 2012, and therefore had a limited operating history for the purpose of analyzing its performance, it is reasonable to permit the Fund time to establish a longer performance record for the purposes of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Small Company Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Small Company Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter, year to date, and ten-year periods, but underperformed for the one-year, three-year, and five-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar

52

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

category for the ten-year period, the third quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the fourth quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that stock selection had on the Fund’s performance; (2) Management’s representations regarding the Fund’s performance during certain periods; and (3) Management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.08% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio; and (2) that, as directed by the Board in connection with the 2014 annual contracts renewal process, Management would implement lower expense limits for certain classes of the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Funds enter into new investment advisory contracts with the Adviser, and the Adviser enters into new Sub-Advisory Contracts between the Adviser and the Sub-Adviser, the Board, including a majority of the Independent Directors, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Funds in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

Each of the Funds is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change in Control Events would permit the Funds to benefit from the

53

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

continuation of services by the Adviser, Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Fund shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Funds’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements (the “New Agreements”) for the Funds to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Funds in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Directors, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Funds for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the

Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Funds.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “Board Consideration and Approval of Investment Advisory and Sub-Advisory Contracts.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

54

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Directors solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc. which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding Prior Agreements.
4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage any of the Funds.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Directors, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

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Investment Adviser

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

Voya Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	SAR-1DE (1114-012215)

Semi-Annual Report

November 30, 2014

Classes A, B, C, I, O, R and W

Domestic Equity Fund

■	Voya Mid Cap Value Advantage Fund

  E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q, as well as a complete portfolio of investments, is available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Leaving safe harbor

Dear Shareholder,

At the end of October, the Federal Open Market Committee (“FOMC”) announced that it was ending quantitative easing (“QE”), its monthly purchases of mortgage-backed and U.S. Treasury securities. Since 2009, the Federal Reserve has made these purchases to prop up the mortgage market, to keep long-term interest rates low, and to stimulate economic growth. As expected, the FOMC decided QE had been successful enough that it was no longer needed. Even before the announcement, investors saw the end in sight and had been acting on their vision, with near-term implications for the financial markets.

Besides stimulating the economy and supporting the housing market, low interest rates have reduced the returns available from many financial assets, creating greater demand for riskier assets among investors seeking higher yields. However, investors anticipating the end of QE have reevaluated the tradeoff between risk and return, resulting in greater volatility of asset prices. What’s more, falling oil prices have added uncertainty to the global economic outlook and further intensified market volatility.

Volatility presents both challenges and opportunities. On the one hand, it can lead to stress as investors see returns go up and down; on the other, it can make certain types of assets much more attractive, and can lead to valuations that are based on long-term economic merits rather than temporary, policy-induced preferences. The point is not to get too caught up in the moment; remember that your investing goals are long term and so too should be your investment strategy. If you are concerned about volatility and its potential impact on your portfolio, talk to your financial advisor before you do anything else.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity; there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

December 2, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended November 30, 2014

As our fiscal year commenced, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had advanced by just over 4% in 2014, recovering early losses as the depressing effects of a cold and snowy winter in the U.S. on economic activity and sentiment steadily lifted. In the next six months the Index gained a further 6.37%, surviving turmoil late in the period as described below. (The Index returned 2.25% for the six-months ended November 30, 2014, measured in U.S. dollars.)

With the improvement in the season had come a pick-up in U.S. economic data and this continued into the new fiscal year. Employment reports were looking better and the unemployment rate fell below 6%. The November bulletin marked the seventh consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, prices continued to rise on an annual basis and the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 4.6% in the second.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish at about 2% annually. Quantitative easing, the U.S. Federal Reserve Board’s $85 billion of monthly Treasury and mortgage-backed securities purchases, had been progressively tapered from the beginning of the year and was due to end completely in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan’s GDP fell 7.1% (annualized) in the second quarter after a rise in the consumption tax rate. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second quarter. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing: there was no political consensus and Germany was unequivocally opposed.

The Index actually reached a new peak on September 19, but by October 16 fell 8.2%, roiled by a 4% monthly fall in German industrial production. As in February, the rebound was even faster: the Index recovered the 8.2% in the next two weeks, boosted when the ECB started to buy euro zone covered bonds, a pale shadow of quantitative easing, but a program which might evolve into it. Favorable corporate earnings in the U.S. and even Europe also supported equities as did the news on October 30 that U.S. GDP had grown 3.5% annualized in the third quarter, later revised up to 3.9%. Sentiment received another lift in late October when the Bank of Japan substantially raised its quantitative easing target and Japan’s $1 trillion Government Pension Investment Fund (“GPIF”) announced an increased allocation to global equities. November was the best month of the six for the Index, which closed just off another all-time high.

In U.S. fixed income markets, short-term Treasury yields increased while longer-term yields fell over the six months through November. The Barclays U.S. Treasury Bond Index as a whole returned 1.99% for the period, close to the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”), which added 1.91%. Both outperformed the Barclays U.S. Corporate Investment Grade Bond sub-index, which gained 1.66%. The Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), actually lost 0.59%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds, after their strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, climbed 8.58% in the fiscal half-year, closing within 1% of another all-time high. Health care was the top-performing sector, returning 17.36%; the only loser was energy, which dropped 14.68% as oil prices slumped in the face of increasing supply and faltering demand. Record operating earnings per share for S&P 500® companies in the second and probably third quarters of 2014 were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar gained against other major currencies over the six months. The dollar jumped 9.50% against the euro, on the U.S.’s much better growth and interest rate increase prospects and 7.09% on the pound, which drifted from a multi-year high in July as the likelihood of an early UK rate increase receded. The dollar surged 16.57% against the yen, on the prospect of further monetary easing in Japan and a partial re-allocation into non-yen securities for the GPIF.

In international markets, the MSCI Japan® Index soared 18.72% for the fiscal half-year, boosted in the case of Japan’s large exporting companies by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index edged up 1.44%. The poor economic data referred to above and the lingering conflict in Ukraine depressed markets, which however, were spasmodically supported by the possibility of quantitative easing. Without the contribution of the strong health care sector, this sub-index would have barely broken even. Despite considerably better economic results and prospects, the MSCI UK® Index was much weaker, falling 0.35%. However, UK stock indices are not particularly representative of the UK economy: the largest 15 names account for half of the index and include ten global banks, energy and materials companies. As a group, the ten contributed an estimated -1.83%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2500TM Index	The index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.
Russell Midcap® Value Index	An unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

Voya Mid Cap Value Advantage Fund	Portfolio Managers’ Report

Sector Diversification
as of November 30, 2014
(as a percentage of net assets)

Financials	34.3%
Industrials	11.6%
Information Technology	9 .6%
Utilities	9.3%
Health Care	8.9%
Consumer Discretionary	7.6%
Materials	6.4%
Consumer Staples	5.1%
Energy	3.7%
Assets in Excess of Other Liabilities*	3.5%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Mid Cap Value Advantage Fund (the “Fund” or “Mid Cap Value Advantage”) seeks long-term capital growth and current income. The Fund is managed by Christopher Corapi, James Hasso and Brian Madonick, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.51% compared to the Russell Midcap® Value Index and the Russell 2500TM Index, which returned 6.03% and 4.47%, respectively, for the same period.

Portfolio Specifics: The Fund outperformed the Russell Midcap® Value Index for the period due to favorable stock selection. Stock selection within the industrials, information technology and consumer staples sectors contributed the most to performance. By contrast, stock selection within materials, health care and energy sectors detracted the most from relative results. Overall sector allocation was a modest drag on results for the period.

The main individual contributors to performance were Steel Dynamics, Inc. (“Steel Dynamics”) and DineEquity, Inc. (“DineEquity”).

Our overweight position in steel manufacturer Steel Dynamics contributed to performance during the period as the stock reacted favorably to the company’s announced $1.6 billion acquisition of Severstal’s steel mini-mill in Columbus, GA. The deal increases Severstal’s capacity by 40% and, in our opinion, may provide meaningful cost synergies and may be significantly accretive to earnings. In addition, the acquisition further consolidates domestic steel markets, which should improve industry pricing power going forward. Lastly, the stock rose after management provided third quarter 2014 earnings guidance that was well above consensus expectations on encouraging volume and pricing trends.

Owning non-benchmark stock, DineEquity, a family restaurant operator, contributed to performance. The company reported very good third quarter numbers, exceeding earnings estimates and guiding expectations for 2014 upward. Additionally, on the heels of a meaningfully accretive debt refinancing, the company raised its dividend by 17% and authorized an additional $100 million share repurchase.

Key detractors from performance were Fortescue Metals Group Ltd (“Fortescue Metals”) and Patterson-UTI Energy, Inc. (“Patterson-UTI Energy”).

Top Ten Holdings
as of November 30, 2014*
(as a percentage of net assets)

Cigna Corp.	2.9%
DTE Energy Co.	2.6%
Cardinal Health, Inc.	2.2%
CenterPoint Energy, Inc.	2.2%
DineEquity, Inc.	2.0%
ProLogis, Inc.	2.0%
Fidelity National Information Services, Inc.	2.0%
Hartford Financial Services Group, Inc.	2.0%
Entergy Corp.	1.9%
Brinker International, Inc.	1.9%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Owning non-benchmark stock, Fortescue Metals, an iron ore producer, detracted from performance as iron ore prices declined. The company’s semi-annual update during the period provided encouraging operational results with production, revenue and cost guidance ahead of expectations. However, self-help improvements alone weren’t enough to overcome the steep decline in iron ore prices during the period. What’s more, the stock was adversely impacted by extremely negative sentiment surrounding commodities in general, given increasing concerns over emerging market demand and the significant rise in the U.S. dollar during the period.

Our overweight in Patterson-UTI Energy, a provider of land-based drilling services to oil and gas companies, detracted from performance. Shares underperformed due to fears of declining U.S. onshore drilling activity as exploration and production cash flows suffer from low oil prices.

Current Strategy and Outlook: We continue to see attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund’s strategy has sought to provide. The Fund is currently overweight in the industrials, consumer staples and financials sectors and underweight in the utilities, consumer discretionary and information technology sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Shareholder Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2014*	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2014*
Class A	$1,000.00	$1,065.10	0.99%	$5.13	$1,000.00	$1,020.10	0.99%	$5.01
Class B	1,000.00	1,060.70	1.74	8.99	1,000.00	1,016.34	1.74	8.80
Class C	1,000.00	1,062.10	1.49	7.70	1,000.00	1,017.60	1.49	7.54
Class I	1,000.00	1,066.30	0.67	3.47	1,000.00	1,021.71	0.67	3.40
Class O	1,000.00	1,064.90	0.99	5.12	1,000.00	1,020.10	0.99	5.01
Class R	1,000.00	1,063.20	1.24	6.41	1,000.00	1,018.85	1.24	6.28
Class W	1,000.00	1,065.90	0.74	3.83	1,000.00	1,021.36	0.74	3.75

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2014 (Unaudited)

ASSETS:
Investments in securities at fair value+*	$196,334,550
Short-term investments at fair value**	6,352,220
Total investments at fair value	$202,686,770
Cash	2,090
Receivables:
Fund shares sold	49,547
Dividends	985,197
Prepaid expenses	36,978
Reimbursement due from manager	4,311
Other assets	22,338
Total assets	203,787,231
LIABILITIES:
Payable for fund shares redeemed	24,919
Payable upon receipt of securities loaned	86,314
Payable for investment management fees	74,726
Payable for administrative fees	16,605
Payable for distribution and shareholder service fees	47,504
Payable to custodian due to foreign currency overdraft***	1,025
Payable for directors fees	1,008
Payable to directors under the deferred compensation plan (Note 6)	22,338
Other accrued expenses and liabilities	42,759
Total liabilities	317,198
NET ASSETS	$203,470,033
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$142,125,683
Undistributed net investment income	2,113,833
Accumulated net realized gain	39,366,933
Net unrealized appreciation	19,863,584
NET ASSETS	$203,470,033

_________

+ Including securities loaned at value	$84,245
* Cost of investments in securities	$176,471,003
** Cost of short-term investments	$6,352,220
*** Cost of foreign currency overdraft	$1,062

See Accompanying Notes to Financial Statements

6

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2014 (Unaudited) (continued)

Class A
Net assets	$61,850,306
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,952,775
Net asset value and redemption price per share†	$20.95
Maximum offering price per share (5.75%)(1)	$22.23
Class B
Net assets	$208,912
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	10,959
Net asset value and redemption price per share†	$19.06
Class C
Net assets	$9,315,974
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	469,610
Net asset value and redemption price per share†	$19.84
Class I
Net assets	$11,333,416
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	529,812
Net asset value and redemption price per share	$21.39
Class O
Net assets	$99,121,562
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	4,720,754
Net asset value and redemption price per share	$21.00
Class R
Net assets	$21,555,209
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,042,205
Net asset value and redemption price per share	$20.68
Class W
Net assets	$84,654
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	3,965
Net asset value and redemption price per share	$21.35

__________

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS for the six months ended November 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends	$2,702,563
Securities lending income, net	7,931
Total investment income	2,710,494

EXPENSES:
Investment management fees	454,340
Distribution and shareholder service fees:
Class A	75,797
Class B	1,209
Class C	34,896
Class O	121,992
Class R	53,343
Transfer agent fees:
Class A	30,273
Class B	120
Class C	4,642
Class I	714
Class O	48,515
Class R	10,648
Class W	39
Administrative service fees	100,963
Shareholder reporting expense	22,325
Registration fees	39,277
Professional fees	22,611
Custody and accounting expense	15,065
Directors fees	3,021
Miscellaneous expense	5,124
Interest expense	30
Total expenses	1,044,944
Net waived and reimbursed fees	(14,508)
Net expenses	1,030,436
Net investment income	1,680,058

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,445,556
Foreign currency related transactions	10,263
Net realized gain	1,455,819
Net change in unrealized appreciation (depreciation) on:
Investments	9,272,263
Foreign currency related transactions	37
Net change in unrealized appreciation (depreciation)	9,272,300
Net realized and unrealized gain	10,728,119
Increase in net assets resulting from operations	$12,048,177

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended November 30, 2014	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income	$1,680,058	$810,061
Net realized gain	1,455,819	48,333,322
Net change in unrealized appreciation (depreciation)	9,272,300	(18,341,371)
Increase in net assets resulting from operations	12,408,177	30,802,012

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(111,245)
Class I	—	(49,430)
Class O	—	(184,289)
Class R	—	(9,767)
Class W	—	(43)
Net realized gains:
Class A	—	(4,601,312)
Class B	—	(52,120)
Class C	—	(742,836)
Class I	—	(1,067,293)
Class O	—	(7,505,002)
Class R	—	(1,354,358)
Class W	—	(1,114)
Total distributions	—	(15,678,809)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,939,027	20,705,824
Reinvestment of distributions	—	7,908,290
	12,939,027	28,614,114
Cost of shares redeemed	(18,530,850)	(28,233,608)
Net increase (decrease) in net assets resulting from capital share transactions	(5,591,823)	380,506
Net increase in net assets	6,816,354	15,503,709

NET ASSETS:
Beginning of year or period	196,653,679	181,149,970
End of year or period	$203,470,033	$196,653,679
Undistributed net investment income at end of year or period	$2,113,833	$433,775

See Accompanying Notes to Financial Statements

9

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																			Supplemental
		operations				Less Distributions								Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class A
11-30-14	19.67	0.17		1.11	1.28	—		—	—	—	—	20.95	6.51	1.01	0.99		0.99		1.69		61,850	29
05-31-14	18.22	0.09		3.01	3.10	0.04		1.61	—	1.65	—	19.67	17.57	1.01	0.99		0.99		0.45		58,939	122
05-31-13	14.67	0.05		3.74	3.79	0.06		0.18	—	0.24	—	18.22	26.10	1.02	0.99		0.99		0.28		55,247	102
05-31-12	15.66	0.08		(1.03)	(0.95)	0.04		—	—	0.04	—	14.67	(6.02)	1.18	1.00		1.00		0.53		39,114	97
05-31-11	12.14	0.06	•	3.50	3.56	0.04		—	—	0.04	—	15.66	29.36	1.06	1.00	†	1.00	†	0.42	†	54,371	140
05-31-10	9.42	0.07	•	2.73	2.80	0.08		—	—	0.08	—	12.14	29.82	1.08	1.00	†	1.00	†	0.65	†	61,925	153
Class B
11-30-14	17.97	0.08		1.01	1.09	—		—	—	—	—	19.06	6.07	1.76	1.74		1.74		0.90		209	29
05-31-14	16.86	(0.06	)•	2.78	2.72	—		1.61	—	1.61	—	17.97	16.69	1.76	1.74		1.74		(0.31)		321	122
05-31-13	13.65	(0.07	)•	3.47	3.40	0.01		0.18	—	0.19	—	16.86	25.12	1.77	1.74		1.74		(0.45)		864	102
05-31-12	14.64	(0.04)		(0.95)	(0.99)	—		—	—	—	—	13.65	(6.76)	1.93	1.75		1.75		(0.22)		1,519	97
05-31-11	11.40	(0.04	)•	3.28	3.24	0.00	*	—	—	—	—	14.64	28.43	1.81	1.75	†	1.75	†	(0.33	)†	3,505	140
05-31-10	8.85	(0.01	)•	2.57	2.56	0.01		—	—	0.01	—	11.40	28.92	1.83	1.75	†	1.75	†	(0.09	)†	6,287	153
Class C
11-30-14	18.68	0.11	•	1.05	1.16	—		—	—	—	—	19.84	6.21	1.51	1.49		1.49		1.19		9,316	29
05-31-14	17.42	(0.01)		2.88	2.87	—		1.61	—	1.61	—	18.68	17.03	1.51	1.49		1.49		(0.05)		9,463	122
05-31-13	14.06	(0.04)		3.59	3.55	0.01		0.18	—	0.19	—	17.42	25.45	1.52	1.49		1.49		(0.22)		8,314	102
05-31-12	15.05	0.01		(0.99)	(0.98)	0.01		—	—	0.01	—	14.06	(6.54)	1.68	1.50		1.50		0.04		5,989	97
05-31-11	11.69	(0.01)		3.37	3.36	0.00	*	—	—	—	—	15.05	28.75	1.56	1.50	†	1.50	†	(0.09	)†	7,503	140
05-31-10	9.07	0.02		2.63	2.65	0.03		—	—	0.03	—	11.69	29.27	1.58	1.50	†	1.50	†	0.16	†	7,134	153
Class I
11-30-14	20.06	0.20	•	1.13	1.33	—		—	—	—	—	21.39	6.63	0.67	0.67		0.67		1.98		11,333	29
05-31-14	18.52	0.15		3.07	3.22	0.07		1.61	—	1.68	—	20.06	18.00	0.67	0.67		0.67		0.77		13,478	122
05-31-13	14.91	0.09	•	3.80	3.89	0.10		0.18	—	0.28	—	18.52	26.43	0.70	0.70		0.70		0.56		12,826	102
05-31-12	15.90	0.12		(1.04)	(0.92)	0.07		—	—	0.07	—	14.91	(5.78)	0.91	0.75		0.75		0.79		7,882	97
05-31-11	12.33	0.10		3.55	3.65	0.08		—	—	0.08	—	15.90	29.72	0.74	0.68	†	0.68	†	0.74	†	9,789	140
05-31-10	9.56	0.10	•	2.78	2.88	0.11		—	—	0.11	—	12.33	30.19	0.83	0.75	†	0.75	†	0.90	†	20,719	153

See Accompanying Notes to Financial Statements

10

Financial Highlights (Unaudited) (continued)

		Income
		(loss)
		from
		investment																		Supplemental
		operations				Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class O
11-30-14	19.72	0.17	•	1.11	1.28	—	—	—	—	—	21.00	6.49	1.01	0.99		0.99		1.70		99,122	29
05-31-14	18.26	0.09		3.02	3.11	0.04	1.61	—	1.65	—	19.72	17.60	1.01	0.99		0.99		0.45		97,002	122
05-31-13	14.71	0.05		3.74	3.79	0.06	0.18	—	0.24	—	18.26	26.05	1.02	0.99		0.99		0.26		87,976	102
05-31-12	15.70	0.08		(1.03)	(0.95)	0.04	—	—	0.04	—	14.71	(6.00)	1.18	1.00		1.00		0.54		49,167	97
05-31-11	12.18	0.06		3.51	3.57	0.05	—	—	0.05	—	15.70	29.34	1.06	1.00	†	1.00	†	0.41	†	56,185	140
05-31-10	9.45	0.07	•	2.75	2.82	0.09	—	—	0.09	—	12.18	29.84	1.08	1.00	†	1.00	†	0.65	†	47,479	153
Class R
11-30-14	19.45	0.15	•	1.08	1.23	—	—	—	—	—	20.68	6.32	1.26	1.24		1.24		1.46		21,555	29
05-31-14	18.04	0.04		2.99	3.03	0.01	1.61	—	1.62	—	19.45	17.36	1.26	1.24		1.24		0.20		17,380	122
05-31-13	14.54	0.00	*	3.70	3.70	0.02	0.18	—	0.20	—	18.04	25.70	1.27	1.24		1.24		0.02		15,871	102
05-31-12	15.54	0.04		(1.02)	(0.98)	0.02	—	—	0.02	—	14.54	(6.27)	1.43	1.25		1.25		0.29		10,204	97
05-31-11	12.06	0.02		3.48	3.50	0.02	—	—	0.02	—	15.54	29.01	1.31	1.25	†	1.25	†	0.16	†	12,303	140
05-31-10	9.35	0.05		2.72	2.77	0.06	—	—	0.06	—	12.06	29.60	1.33	1.25	†	1.25	†	0.40	†	9,794	153
Class W
11-30-14	20.03	0.20	•	1.12	1.32	—	—	—	—	—	21.35	6.59	0.76	0.74		0.74		1.97		85	29
05-31-14	18.50	0.15	•	3.05	3.20	0.06	1.61	—	1.67	—	20.03	17.89	0.76	0.74		0.74		0.77		70	122
05-31-13	14.90	0.09		3.79	3.88	0.10	0.18	—	0.28	—	18.50	26.36	0.77	0.74		0.74		0.59		52	102
08-05-11(4) -
05-31-12	13.51	0.10		1.36	1.46	0.07	—	—	0.07	—	14.90	10.88	0.93	0.75		0.75		0.85		3	97

________

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited)

NOTE 1 — ORGANIZATION

Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eight separate active investment series that comprise the Company. The series included in this report is Voya Mid Cap Value Advantage Fund (“Mid Cap Value Advantage” or the “Fund”), a diversified series of the Company.

The Fund has the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing in 60 days or less from the date of acquisition, are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the

12

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Fund (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s Valuation Procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or

13

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3.

For the period ended November 30, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Fund records distributions to their shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gains, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics

14

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Securities Lending. The Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$57,126,268	$63,277,362

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion, and 0.375% in excess of  $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

The Administrator provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers

15

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O	Class R
0.25%	1.00%	0.75%	0.25%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended November 30, 2014, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:	$2,518	$—

Contingent Deferred Sales Charges:	$—	$126

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2014, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	9.25%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. When the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Investment Advisor may direct the Fund’s portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2014, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to 1.00%, 1.75%, 1.50%, 0.75%, 1.00%, 1.25% and 0.75% for Class A, Class B, Class C, Class I, Class O, Class R and Class W, respectively.

Pursuant to a side letter agreement, through October 1, 2015, the Investment Adviser has agreed to further lower the expense limits to 0.99%, 1.74%, 1.49%, 0.74%, 0.99%, 1.24% and 0.74% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W, respectively. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser may at a later date recoup from the Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

16

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

As of November 30, 2014, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

November 30,
2015	2016	2017	Total
$122,159	$—	$—	$122,159

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2014, are as follows:

	November 30,
	2015	2016	2017	Total
Class A	$7,827	$14,875	$7,843	$30,545
Class B	232	253	35	520
Class C	1,154	2,249	1,209	4,612
Class R	2,279	4,345	2,622	9,246
Class O	11,601	23,813	12,459	47,873
Class W	2	5	9	16

The Expense Limitation Agreement and the side letter agreement are contractual through October 1, 2015 and each shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Fund’s Board.

NOTE 9 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended November 30, 2014 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
11/30/2014	210,256	—	—	(253,132)	(42,876)	4,246,499	—	—	(5,108,131)	(861,632)
5/31/2014	219,315	—	245,046	(501,721)	(37,360)	4,198,927	—	4,533,350	(9,674,724)	(942,447)
Class B
11/30/2014	531	—	—	(7,426)	(6,895)	9,675	—	—	(134,753)	(125,078)
5/31/2014	912	—	2,614	(36,914)	(33,388)	15,798	—	44,323	(647,040)	(586,919)
Class C
11/30/2014	7,831	—	—	(44,825)	(36,994)	150,191	—	—	(852,356)	(702,165)
5/31/2014	51,944	—	34,205	(56,852)	29,297	939,522	—	602,019	(1,052,127)	489,414
Class I
11/30/2014	50,531	—	—	(192,574)	(142,043)	1,039,729	—	—	(3,919,655)	(2,879,926)
5/31/2014	67,789	—	56,656	(145,157)	(20,712)	1,333,756	—	1,066,830	(2,823,773)	(423,187)
Class O
11/30/2014	97,832	—	—	(295,529)	(197,697)	1,967,841	—	—	(5,945,371)	(3,977,530)
5/31/2014	675,057	—	16,837	(592,492)	99,402	12,745,789	—	312,157	(11,433,286)	1,624,660
Class R
11/30/2014	277,302	—	—	(128,671)	148,631	5,514,060	—	—	(2,568,584)	2,945,476
5/31/2014	74,392	—	73,686	(134,161)	13,917	1,415,465	—	1,349,192	(2,563,425)	201,232
Class W
11/30/2014	544	—	—	(98)	446	11,032	—	—	(2,000)	9,032
5/31/2014	2,804	—	22	(2,132)	694	56,567	—	419	(39,233)	17,753

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NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JP Morgan Clearing Corp	$84,245	$(84,245)	$—
Total	$84,245	$(84,245)	$—

(1)	Collateral with a fair value of $86,314 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund paid no dividends or distributions during the six months ended November 30, 2014. The tax composition of dividends and distributions to shareholders during the year ended May 31, 2014 was as follows:

Ordinary Income	Long-term Capital Gains
$2,980,228	$12,698,581

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards		Expiration
$5,257,010	$34,559,506	$10,512,144	$(1,359,637	)*	2017

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

18

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

As of November 30, 2014, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 14 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

19

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2014, the Fund declared and paid dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Class A	NII	$0.3188	December 18, 2014	December 16, 2014
Class B	NII	$0.0000	December 18, 2014	December 16, 2014
Class C	NII	$0.2205	December 18, 2014	December 16, 2014
Class I	NII	$0.3841	December 18, 2014	December 16, 2014
Class O	NII	$0.3177	December 18, 2014	December 16, 2014
Class R	NII	$0.2772	December 18, 2014	December 16, 2014
Class W	NII	$0.3703	December 18, 2014	December 16, 2014
All Classes	STCG	$0.5058	December 18, 2014	December 16, 2014
All Classes	LTCG	$3.6441	December 18, 2014	December 16, 2014

___________

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Effective December 31, 2014, Mr. Earley retired as Director of the Board.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

20

Voya Mid Cap Value Advantage Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.5%
	Consumer Discretionary: 7.6%
70,179	Brinker International, Inc.	$3,953,183	1.9
40,989	DineEquity, Inc.	4,071,437	2.0
58,178	Macy’s, Inc.	3,776,334	1.9
12,646	Polaris Industries, Inc.	1,981,755	1.0
22,275	Other Securities	1,624,961	0.8
		15,407,670	7.6
	Consumer Staples: 5.1%
98,862	ConAgra Foods, Inc.	3,610,440	1.8
22,503	Energizer Holdings, Inc.	2,925,840	1.4
48,719	Molson Coors Brewing Co.	3,768,415	1.9
		10,304,695	5.1
	Energy: 3.7%
19,732	Cimarex Energy Co.	2,070,873	1.0
71,095	Consol Energy, Inc.	2,781,947	1.4
145,494	Other Securities	2,675,368	1.3
		7,528,188	3.7
	Financials: 34.3%
21,563	Ameriprise Financial, Inc.	2,841,357	1.4
43,227	Arthur J. Gallagher & Co.	2,072,735	1.0
69,061	BankUnited, Inc.	2,085,642	1.0
70,179L	Carlyle Group L.P.	2,009,225	1.0
73,600	Corporate Office Properties Trust SBI MD	2,068,896	1.0
63,110	DCT Industrial Trust, Inc.	2,153,944	1.1
34,785	Discover Financial Services	2,280,157	1.1
39,362	Extra Space Storage, Inc.	2,332,986	1.1
164,057	Fifth Third Bancorp.	3,300,827	1.6
55,228	First Republic Bank	2,845,899	1.4
101,590	FNF Group	3,291,516	1.6
96,064	Hartford Financial Services Group, Inc.	3,967,443	2.0
57,364	HCC Insurance Holdings, Inc.	3,044,307	1.5
47,700	Highwoods Properties, Inc.	2,058,732	1.0
122,255	Host Hotels & Resorts, Inc.	2,841,206	1.4
91,437	Invesco Ltd.	3,690,397	1.8
239,628	Keycorp	3,234,978	1.6
137,000	Navient Corp.	2,871,520	1.4
61,057	PacWest Bancorp	2,839,150	1.4
95,607	ProLogis, Inc.	4,042,264	2.0
26,343	SL Green Realty Corp.	3,059,476	1.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
104,482		Starwood Property Trust, Inc.	$2,513,837	1.2
58,178		The Geo Group, Inc.	2,343,992	1.2
58,200		Validus Holdings Ltd.	2,415,300	1.2
31,225		Ventas, Inc.	2,234,149	1.1
40,684		Other Securities	1,297,819	0.7
			69,737,754	34.3
		Health Care: 8.9%
55,533		Cardinal Health, Inc.	4,564,257	2.2
56,449		Cigna Corp.	5,808,038	2.9
45,769	@	Community Health Systems, Inc.	2,154,804	1.0
33,666		Zimmer Holdings, Inc.	3,780,355	1.9
125,813		Other Securities	1,815,482	0.9
			18,122,936	8.9
		Industrials: 11.6%
58,188		Fortune Brands Home & Security, Inc.	2,613,805	1.3
21,054		Hubbell, Inc.	2,248,567	1.1
83,402		KAR Auction Services, Inc.	2,889,879	1.4
34,276		Lincoln Electric Holdings, Inc.	2,469,243	1.2
22,681		Pall Corp.	2,179,871	1.1
13,629		Roper Industries, Inc.	2,150,929	1.1
13,731		TransDigm Group, Inc.	2,715,855	1.3
68,654		Xylem, Inc.	2,632,194	1.3
233,820		Other Securities	3,762,714	1.8
			23,663,057	11.6
		Information Technology: 9.6%
140,970		Applied Materials, Inc.	3,390,328	1.7
65,704		Fidelity National Information Services, Inc.	4,020,428	2.0
35,802		KLA-Tencor Corp.	2,486,091	1.2
44,752		TE Connectivity Ltd.	2,873,078	1.4
76,790		Vantiv, Inc.	2,590,895	1.3
27,258		Western Digital Corp.	2,814,934	1.4
14,952		Other Securities	1,299,329	0.6
			19,475,083	9.6
		Materials: 6.4%
38,904		Albemarle Corp.	2,296,892	1.1
29,496		Eastman Chemical Co.	2,445,809	1.2
57,605		International Paper Co.	3,100,301	1.5

See Accompanying Notes to Financial Statements

21

Voya Mid Cap Value Advantage Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
38,110	Packaging Corp. of America	$2,830,811	1.4
108,980	Steel Dynamics, Inc.	2,456,409	1.2
		13,130,222	6.4
	Utilities: 9.3%
185,010	CenterPoint Energy, Inc.	4,429,140	2.2
64,179	DTE Energy Co.	5,228,021	2.6
80,147	El Paso Electric Co.	3,031,961	1.5
47,130	Entergy Corp.	3,954,207	1.9
36,717	Pinnacle West Capital Corp.	2,321,616	1.1
		18,964,945	9.3
	Total Common Stock (Cost $176,471,003)	196,334,550	96.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc(1): 0.0%
86,314	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $86,315, collateralized by various U.S. Government Securities, 0.750%-3.125%, Market Value plus accrued interest $88,040, due 12/31/17-02/15/42) (Cost $86,314)	86,314	0.0

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Mutual Funds: 3.1%
6,265,906	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $6,265,906)	$6,265,906	3.1
	Total Short-Term Investments (Cost $6,352,220)	6,352,220	3.1
	Total Investments in Securities (Cost $182,823,223)	$202,686,770	99.6
	Assets in Excess of Other Liabilities	783,263	0.4
	Net Assets	$203,470,033	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $183,263,076.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,646,376
Gross Unrealized Depreciation	(3,222,682)
Net Unrealized Appreciation	$19,423,694

See Accompanying Notes to Financial Statements

22

Voya Mid Cap Value Advantage Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2014
Asset Table
Investments, at fair value
Common Stock*	$196,334,550	$—	$—	$196,334,550
Short-Term Investments	6,265,906	86,314	—	6,352,220
Total Investments, at fair value	$202,600,456	$86,314	$—	$202,686,770

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

23

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Series Fund, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Mid Cap Value Advantage Fund (the “Fund”), a series of the Company, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Fund’s existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Directors, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Voya Investments, LLC (“Adviser”) and the Fund as well as the amended and restated sub-advisory contract (“Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”).

The Independent Directors also held separate meetings on August 14 and September 10, 2014 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contract and Sub-Advisory Contract. Among other actions, the Independent Directors previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which they request certain information that they deem

24

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Directors periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Fund’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the September 12, 2014 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, information regarding the Fund’s investment portfolio, objective and strategies; and information regarding net asset flows into and out of the Fund; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Fund to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Fund’s Advisory Contract and Sub-Advisory Contract); (9) independent analyses of Fund performance by the Company’s Chief Investment Risk Officer; (10) a report by the Company’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser. The Board further noted that the Separation Plan may result in the Adviser’s loss of access to the services and resources of ING Groep, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Fund. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Fund and the Adviser and Voya-affiliated Sub-Adviser, including the Adviser’s and the Voya-affiliated Sub-Adviser’s ability during and after the separation to perform the same level of service to the Fund as the Adviser and Voya-affiliated Sub-Adviser currently provide. The Board was advised that neither the Adviser nor the Voya-affiliated Sub-Adviser anticipated at that time that the Separation Plan would have a material adverse impact on the Fund or its operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a

25

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Voya-affiliated Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For the Fund, a specific class of shares was used for purposes of certain comparisons between the Fund and its Selected Peer Group. This specified class of the Fund was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to the Voya funds it manages, including the Fund, and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds complex. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to a Selected Peer Group, to the Fund’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between the funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Fund also benefits from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the

26

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund’s performance.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Company’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Company’s CCO in consultation with the Board’s Compliance Committee that guide the Company’s CCO’s compliance oversight function.

The Board requested and considered information regarding the level of staffing, quality and experience of the Fund’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Fund (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014. In addition, the Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Fund asset levels for various additional periods ending after March 31, 2014.

The Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the

27

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the third quintile for the three-year and five-year periods, and the fourth quintile for the one-year and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that stock selection had on the Fund’s performance ; (2) the Board approved a change to the Fund’s name, principal investment strategies, benchmark and portfolio management team effective May 2014, and it is reasonable to permit additional time to assess the Fund’s performance; and (3) that Management would continue to monitor, and the Board or the applicable IRC would periodically review, the Fund’s investment performance.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Fund’s investment performance.

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a

Voya fund, the Board considers any underlying rationale provided by the Adviser or, in certain circumstances, a Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund and other funds in the Voya funds complex first were organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser and to the Adviser’s affiliated company that serves as the administrator to the Fund. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. The Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset

28

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

For the Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Voya-affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a fund-by-fund basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for the Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s strategies were modified in May 2014, and it is reasonable to permit additional time to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Fund enters into a new investment advisory contract with the Adviser and the Adviser enters into a new Sub-Advisory Contract between the Adviser and the Sub-Adviser, the Board, including a majority of the Independent Directors, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Fund in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

29

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change in Control Events would permit the Fund to benefit from the continuation of services by the Adviser, Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Fund shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Fund’s existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements (the “New Agreements”) for the Fund to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Fund in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Directors, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Fund, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Fund.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors

30

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

considered and certain related conclusions reached, is set forth above under the section titled “Board Consideration and Approval of Investment Advisory and Sub-Advisory Contracts.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Directors solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Fund. The Board also considered that the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New

Agreements would be necessary for the Fund to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Fund than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided thereby under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Fund, including the continuity of the Fund’s portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage the Fund.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Directors, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

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Investment Adviser	Transfer Agent
Voya Investments, LLC	BNY Mellon Investment Servicing (U.S.) Inc.
7337 East Doubletree Ranch Road, Suite 100	301 Bellevue Parkway
Scottsdale, Arizona 85258	Wilmington, Delaware 19809

Administrator	Custodian
Voya Funds Services, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	One Wall Street
Scottsdale, Arizona 85258	New York, New York 10286

Distributor	Legal Counsel
Voya Investments Distributor, LLC	Goodwin Procter LLP
7337 East Doubletree Ranch Road, Suite 100	Exchange Place
Scottsdale, Arizona 85258	53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com

SAR-VMCVAF         (1114-012215)

Semi-Annual Report

November 30, 2014

Voya Capital Allocation Fund

Classes A, B, C, I, O and W

     E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Leaving safe harbor

Dear Shareholder,

At the end of October, the Federal Open Market Committee (“FOMC”) announced that it was ending quantitative easing (“QE”), its monthly purchases of mortgage-backed and U.S. Treasury securities. Since 2009, the Federal Reserve has made these purchases to prop up the mortgage market, to keep long-term interest rates low, and to stimulate economic growth. As expected, the FOMC decided QE had been successful enough that it was no longer needed. Even before the announcement, investors saw the end in sight and had been acting on their vision, with near-term implications for the financial markets.

Besides stimulating the economy and supporting the housing market, low interest rates have reduced the returns available from many financial assets, creating greater demand for riskier assets among investors seeking higher yields. However, investors anticipating the end of QE have reevaluated the tradeoff between risk and return, resulting in greater volatility of asset prices. What’s more, falling oil prices have added uncertainty to the global economic outlook and further intensified market volatility.

Volatility presents both challenges and opportunities. On the one hand, it can lead to stress as investors see returns go up and down; on the other, it can make certain types of assets much more attractive, and can lead to valuations that are based on long-term economic merits rather than temporary, policy-induced preferences. The point is not to get too caught up in the moment; remember that your investing goals are long term and so too should be your investment strategy. If you are concerned about volatility and its potential impact on your portfolio, talk to your financial advisor before you do anything else.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity; there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

December 2, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended November 30, 2014

As our fiscal year commenced, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had advanced by just over 4% in 2014, recovering early losses as the depressing effects of a cold and snowy winter in the U.S. on economic activity and sentiment steadily lifted. In the next six months the Index gained a further 6.37%, surviving turmoil late in the period as described below. (The Index returned 2.25% for the six-months ended November 30, 2014, measured in U.S. dollars.)

With the improvement in the season had come a pick-up in U.S. economic data and this continued into the new fiscal year. Employment reports were looking better and the unemployment rate fell below 6%. The November bulletin marked the seventh consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, prices continued to rise on an annual basis and the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 4.6% in the second.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish at about 2% annually. Quantitative easing, the U.S. Federal Reserve Board’s $85 billion of monthly Treasury and mortgage-backed securities purchases, had been progressively tapered from the beginning of the year and was due to end completely in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan’s GDP fell 7.1% (annualized) in the second quarter after a rise in the consumption tax rate. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second quarter. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing: there was no political consensus and Germany was unequivocally opposed.

The Index actually reached a new peak on September 19, but by October 16 fell 8.2%, roiled by a 4% monthly fall in German industrial production. As in February, the rebound was even faster: the Index recovered the 8.2% in the next two weeks, boosted when the ECB started to buy euro zone covered bonds, a pale shadow of quantitative easing, but a program which might evolve into it. Favorable corporate earnings in the U.S. and even Europe also supported equities as did the news on October 30 that U.S. GDP had grown 3.5% annualized in the third quarter, later revised up to 3.9%. Sentiment received another lift in late October when the Bank of Japan substantially raised its quantitative easing target and Japan’s $1 trillion Government Pension Investment Fund (“GPIF”) announced an increased allocation to global equities. November was the best month of the six for the Index, which closed just off another all-time high.

In U.S. fixed income markets, short-term Treasury yields increased while longer-term yields fell over the six months through November. The Barclays U.S. Treasury Bond Index as a whole returned 1.99% for the period, close to the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”), which added 1.91%. Both outperformed the Barclays U.S. Corporate Investment Grade Bond sub-index, which gained 1.66%. The Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), actually lost 0.59%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds, after their strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, climbed 8.58% in the fiscal half-year, closing within 1% of another all-time high. Health care was the top-performing sector, returning 17.36%; the only loser was energy, which dropped 14.68% as oil prices slumped in the face of increasing supply and faltering demand. Record operating earnings per share for S&P 500® companies in the second and probably third quarters of 2014 were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar gained against other major currencies over the six months. The dollar jumped 9.50% against the euro, on the U.S.’s much better growth and interest rate increase prospects and 7.09% on the pound, which drifted from a multi-year high in July as the likelihood of an early UK rate increase receded. The dollar surged 16.57% against the yen, on the prospect of further monetary easing in Japan and a partial re-allocation into non-yen securities for the GPIF.

In international markets, the MSCI Japan® Index soared 18.72% for the fiscal half-year, boosted in the case of Japan’s large exporting companies by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index edged up 1.44%. The poor economic data referred to above and the lingering conflict in Ukraine depressed markets, which however, were spasmodically supported by the possibility of quantitative easing. Without the contribution of the strong health care sector, this sub-index would have barely broken even. Despite considerably better economic results and prospects, the MSCI UK® Index was much weaker, falling 0.35%. However, UK stock indices are not particularly representative of the UK economy: the largest 15 names account for half of the index and include ten global banks, energy and materials companies. As a group, the ten contributed an estimated -1.83%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

3

Voya Capital Allocation Fund	Portfolio Managers’ Report

Voya Capital Allocation Fund (the “Fund” or “Capital Allocation”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, and Derek Sasveld, CFA, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

The Fund is a fund-of-funds. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Capital Allocation Fund Composite Index(1), reflects these target allocations.

Performance: For the six-month period ended November 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.65% compared to the S&P Target Risk Growth Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Russell 3000® Index and the Capital Allocation Fund Composite Index (“CAF Composite”), which returned 3.05%, 1.92%, 5.07%, 7.89% and 1.02%, respectively, during the same period.

Portfolio Specifics: For the reporting period, the Fund underperformed both the S&P Target Risk Growth Index and its strategic CAF Composite benchmark. The Fund attempts to outperform the return of the CAF Composite through tactical asset allocation, i.e., deviating from the CAF Composite asset allocation over the short and medium term. Tactical asset allocation detracted from performance for the period, mainly due to an overweight to high yield bonds funded by an underweight to core bonds throughout the duration of the reporting period. Another position that was unfavorable for performance was an overweight to developed international equities, where foreign currency movements were a headwind to performance. Favorable trades were an overweight to U.S. large cap equities, which was held during the first half of the reporting period, and an overweight to senior bank loans funded by an underweight to high yield bonds, which was initiated in mid-July.

The Fund also attempts to outperform the return of the CAF Composite through the selection of managers to run the underlying funds, which represent the various asset classes within the CAF Composite. Manager selection added value over the course of the period. The underlying funds with the highest outperformance versus their asset class benchmarks were the Voya International Core Fund, the Voya Small Company Fund and the Voya Large Cap Growth Fund. The funds with the largest underperformance were the Voya Multi-Manager Mid Cap Value Fund, the Voya Multi-Manager Emerging Markets Equity Fund and the Voya Large Cap Value Fund.

On October first, the allocation of the CAF Composite changed. The most notable change was an increase in equity exposure and a decrease in fixed income exposure. Using a weighted average CAF Composite allocation throughout the course of the period, the CAF Composite underperformed the S&P Target Risk Growth Index mainly because of the CAF Composite’s higher allocation to bonds, which underperformed stocks for the period. An additional reason for underperformance was the S&P’s bias towards domestic equities, bonds and real estate investment trusts (“REITS”), which outperformed foreign equities and bonds and global REITS for the period, compared to the CAF Composite. These sources of underperformance were partially offset by the CAF Composite’s zero exposure to short duration bonds and U.S. Treasury inflation-protected securities, which underperformed during the period.

Target Allocations

as of November 30, 2014

Asset Class	Target
U.S. Large-Capitalization Stocks	25%
U.S. Mid-Capitalization Stocks	8%
U.S. Small-Capitalization Stocks	3%
Non-U.S./International Stocks	23%
Emerging Markets	7%
Real Estate Stocks	2%
Fixed-Income Securities	31%
Cash	1%
Total	100%

Current Strategy and Outlook: We remain positive on the outlook for equities relative to fixed income, with a preference for developed markets. Despite global growth concerns, economic data in the United States remain largely in line with or above expectations. In addition, we expect U.S. monetary policy to remain accommodative for equities, with the U.S. Federal Reserve Board not initiating rate increases until mid-to-late 2015. In addition, while details on the program’s design are still up for debate, we believe that the European Central Bank will implement quantitative easing measures in 2015 in an attempt to stimulate the European economy, which should be a tailwind for international equity performance. Within fixed income, we continue to prefer high yield bonds and senior bank loans over core fixed income as a way to mitigate the impact of rising interest rates. Our stance on duration is defensive.

(1)	The Capital Allocation Fund Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of November 30, 2014, the index allocation is approximately: 1% of the Citi Group 3-Month Treasury Bill Index, 6% of the Barclays U.S. Aggregate Bond Index, 20% of the MSCI EAFE® Index, 7% of the MSCI Emerging Markets Index, 12% of the Russell 1000® Growth Index, 14% of the Russell 1000® Value Index, 3% of the Russell 2000® Index, 7% of the Russell Midcap® Index, 2% of the S&P Developed Property Total Return Index, 15% of the Barclays Global Aggregate Index, 5% of the JPMorgan Government Bond Index — Emerging Markets Global Diversified USD Index and 5% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 3% of S&P/LSTA Leveraged Loan Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Shareholder Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2014**	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2014**
Class A	$1,000.00	$1,006.50	0.38%	$1.91	$1,000.00	$1,023.16	0.38%	$1.93
Class B	1,000.00	1,002.70	1.13	5.67	1,000.00	1,019.40	1.13	5.72
Class C	1,000.00	1,002.80	1.13	5.67	1,000.00	1,019.40	1.13	5.72
Class I	1,000.00	1,007.30	0.13	0.65	1,000.00	1,024.42	0.13	0.66
Class O	1,000.00	1,006.50	0.38	1.91	1,000.00	1,023.16	0.38	1.93
Class W	1,000.00	1,007.30	0.13	0.65	1,000.00	1,024.42	0.13	0.66

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2014 (Unaudited)

ASSETS:
Investments in securities at fair value*	$17,171,658
Investments in affiliated underlying funds at fair value**	169,299,128
Total investments at fair value	$186,470,786
Cash	1,577,737
Cash collateral for futures	176,403
Receivables:
Fund shares sold	52,297
Interest	401
Prepaid expenses	43,956
Reimbursement due from manager	46,800
Other assets	34,775
Total assets	188,403,155

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	7,726
Payable for fund shares redeemed	55,542
Payable for investment management fees	21,769
Payable for administrative fees	12,339
Payable for distribution and shareholder service fees	53,338
Payable for directors fees	961
Payable to directors under the deferred compensation plan (Note 6)	34,775
Other accrued expenses and liabilities	62,508
Total liabilities	248,958
NET ASSETS	$188,154,197

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$208,080,311
Undistributed net investment income	1,277,349
Accumulated net realized loss	(48,772,397)
Net unrealized appreciation	27,568,934
NET ASSETS	$188,154,197

* Cost of investments in securities	$16,994,915
** Cost of investments in affiliated underlying funds	$141,996,193

See Accompanying Notes to Financial Statements

6

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2014 (Unaudited) (continued)

Class A
Net assets	$81,390,015
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	7,472,698
Net asset value and redemption price per share†	$10.89
Maximum offering price per share (5.75%)(1)	$11.55
Class B
Net assets	$2,163,881
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	197,828
Net asset value and redemption price per share†	$10.94
Class C
Net assets	$26,920,739
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,473,041
Net asset value and redemption price per share†	$10.89
Class I
Net assets	$15,029,743
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,358,567
Net asset value and redemption price per share	$11.06
Class O
Net assets	$62,646,116
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,780,506
Net asset value and redemption price per share	$10.84
Class W
Net assets	$3,703
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	335
Net asset value and redemption price per share	$11.06

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS for the six months ended November 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$952,008
Interest	2,945
Dividends	525,834
Total investment income	1,480,787

EXPENSES:
Investment management fees	157,945
Distribution and shareholder service fees:
Class A	105,230
Class B	11,633
Class C	135,282
Class O	80,214
Transfer agent fees:
Class A	29,284
Class B	800
Class C	9,529
Class I	4,166
Class O	22,462
Class W	1
Administrative service fees	77,126
Shareholder reporting expense	27,982
Registration fees	36,141
Professional fees	23,424
Custody and accounting expense	10,431
Directors fees	2,884
Miscellaneous expense	2,908
Total expenses	737,442
Net waived and reimbursed fees	(275,912)
Net expenses	461,530
Net investment income	1,019,257

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	533,389
Futures	(179,674)
Sale of affiliated underlying funds	1,581,692
Net realized gain	1,935,407
Net change in unrealized appreciation (depreciation) on:
Investments	(1,728,759)
Affiliated underlying funds	(384,570)
Futures	265,576
Net change in unrealized appreciation (depreciation)	(1,847,753)
Net realized and unrealized gain	87,654
Increase in net assets resulting from operations	$1,106,911

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended November 30, 2014	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income	$1,019,257	$2,492,003
Net realized gain	1,935,407	9,579,620
Net change in unrealized appreciation (depreciation)	(1,847,753)	9,271,266
Increase in net assets resulting from operations	1,106,911	21,342,889

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(1,933,578)
Class B	—	(38,731)
Class C	—	(407,910)
Class I	—	(362,212)
Class O	—	(1,413,380)
Class W	—	(86)
Total distributions	—	(4,155,897)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,512,720	16,328,598
Reinvestment of distributions	—	2,423,581
	4,512,720	18,752,179
Cost of shares redeemed	(14,648,488)	(33,568,639)
Net decrease in net assets resulting from capital share transactions	(10,135,768)	(14,816,460)
Net increase (decrease) in net assets	(9,028,857)	2,370,532

NET ASSETS:
Beginning of year or period	197,183,054	194,812,522
End of year or period	$188,154,197	$197,183,054
Undistributed net investment income at end of year or period	$1,277,349	$258,092

See Accompanying Notes to Financial Statements

9

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waiver and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)††(2)(3)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class A
11-30-14	10.82	0.06	•	0.01	0.07	—	—	—	—	—	10.89	0.65	0.67	0.38		0.38		1.16		81,390	18
05-31-14	9.91	0.14		1.00	1.14	0.23	—	—	0.23	—	10.82	11.57	0.75	0.37		0.37		1.37		6,914	46
05-31-13	8.78	0.21	•	1.19	1.40	0.27	—	—	0.27	—	9.91	16.17	0.65	0.38		0.38		2.21		89,440	59
05-31-12	9.54	0.23		(0.73)	(0.50)	0.26	—	—	0.26	—	8.78	(5.17)	0.58	0.38		0.38		2.45		8,615	114
05-31-11	8.11	0.17	•	1.47	1.64	0.21	—	—	0.21	—	9.54	20.56	0.82	0.43		0.43		1.86		118,321	59
05-31-10	7.27	0.29	•	0.81	1.10	0.26	—	—	0.26	—	8.11	15.09	0.91	0.59	†	0.59	†	3.64	†	12,992	45
Class B
11-30-14	10.91	0.02	•	0.01	0.03	—	—	—	—	—	10.94	0.27	1.42	1.13		1.13		0.44		2,164	18
05-31-14	9.97	0.06		1.02	1.08	0.14	—	—	0.14	—	10.91	10.84	1.50	1.12		1.12		0.66		2,545	46
05-31-13	8.83	0.14	•	1.18	1.32	0.18	—	—	0.18	—	9.97	15.10	1.40	1.13		1.13		1.48		3,291	59
05-31-12	9.53	0.16	•	(0.72)	(0.56)	0.14	—	—	0.14	—	8.83	(5.88)	1.33	1.13		1.13		1.73		4,349	114
05-31-11	8.08	0.11		1.48	1.59	0.14	—	—	0.14	—	9.53	19.82	1.57	1.18		1.18		1.20		9,466	59
05-31-10	7.25	0.24	•	0.79	1.03	0.20	—	—	0.20	—	8.08	14.19	1.66	1.34	†	1.34	†	2.99	†	2,898	45
Class C
11-30-14	10.86	0.02	•	0.01	0.03	—	—	—	—	—	10.89	0.28	1.42	1.13		1.13		0.40		26,921	18
05-31-14	9.95	0.06		1.01	1.07	0.16	—	—	0.16	—	10.86	10.81	1.50	1.12		1.12		0.60		27,300	46
05-31-13	8.82	0.14	•	1.19	1.33	0.20	—	—	0.20	—	9.95	15.19	1.40	1.13		1.13		1.46		24,344	59
05-31-12	9.57	0.16		(0.72)	(0.56)	0.19	—	—	0.19	—	8.82	(5.83)	1.33	1.13		1.13		1.67		23,783	114
05-31-11	8.13	0.09		1.49	1.58	0.14	—	—	0.14	—	9.57	19.65	1.57	1.18		1.18		1.11		29,150	59
05-31-10	7.29	0.23	•	0.80	1.03	0.19	—	—	0.19	—	8.13	14.15	1.66	1.34	†	1.34	†	2.86	†	2,035	45
Class I
11-30-14	10.98	0.08	•	0.00 *	0.08	—	—	—	—	—	11.06	0.73	0.40	0.13		0.13		1.40		15,030	18
05-31-14	10.05	0.17		1.02	1.19	0.26	—	—	0.26	—	10.98	11.94	0.40	0.12		0.12		1.63		15,100	46
05-31-13	8.92	0.24	•	1.20	1.44	0.31	—	—	0.31	—	10.05	16.30	0.34	0.13		0.13		2.47		14,901	59
05-31-12	9.68	0.26		(0.73)	(0.47)	0.29	—	—	0.29	—	8.92	(4.80)	0.27	0.07		0.07		2.72		13,873	114
05-31-11	8.22	0.19	•	1.50	1.69	0.23	—	—	0.23	—	9.68	20.96	0.57	0.18		0.18		2.10		16,325	59
05-31-10	7.37	0.33	•	0.80	1.13	0.28	—	—	0.28	—	8.22	15.30	0.66	0.34	†	0.34	†	4.04	†	340	45
Class O
11-30-14	10.77	0.06	•	0.01	0.07	—	—	—	—	—	10.84	0.65	0.67	0.38		0.38		1.15		62,646	18
05-31-14	9.86	0.14		1.00	1.14	0.23	—	—	0.23	—	10.77	11.64	0.75	0.37		0.37		1.37		65,315	46
05-31-13	8.75	0.21	•	1.18	1.39	0.28	—	—	0.28	—	9.86	16.02	0.65	0.38		0.38		2.21		62,833	59
05-31-12	9.51	0.22		(0.72)	(0.50)	0.26	—	—	0.26	—	8.75	(5.16)	0.58	0.38		0.38		2.42		59,565	114
05-31-11	8.08	0.17	•	1.47	1.64	0.21	—	—	0.21	—	9.51	20.64	0.82	0.43		0.43		1.86		67,756	59
05-31-10	7.25	0.29	•	0.80	1.09	0.26	—	—	0.26	—	8.08	15.02	0.91	0.59	†	0.59	†	3.66	†	5,998	45

See Accompanying Notes to Financial Statements

10

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waiver and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)††(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class W
11-30-14	10.98	0.09	•	(0.01)	0.08	—	—	—	—	—	11.06	0.73	0.42	0.13	0.13	1.62	4	18
05-31-14	10.05	0.15	•	1.04	1.19	0.26	—	—	0.26	—	10.98	11.91	0.50	0.12	0.12	1.47	8	46
05-31-13	8.91	0.24	•	1.20	1.44	0.30	—	—	0.30	—	10.05	16.36	0.40	0.13	0.13	2.47	3	59
08-05-11(5) - 05-31-12	8.96	0.20	•	0.04	0.24	0.29	—	—	0.29	—	8.91	2.83	0.33	0.13	0.13	2.66	3	114

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of Underlying Funds.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

††	Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited)

NOTE 1 — ORGANIZATION

Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eight separate active investment series that comprise the Company. The series included in this report is Voya Capital Allocation Fund (“Capital Allocation” or the “Fund”), a diversified series of the Company.

The Fund has the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuations of the Fund’s investments in underlying funds (“Underlying Funds”) are based on the net asset value (“NAV”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from independent pricing services. Investments in equity securities held by the Fund or Underlying Funds and traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent pricing services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the

12

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the period ended November 30, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

13

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables at fiscal year end, resulting from changes in the exchange rate.

D. Risk Exposures and the Use of Derivative Instruments. The Fund may also pursue its investment objectives by purchasing derivative instruments, including, but not limited to, futures contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to equity risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts, if any, are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized

14

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2014, the Fund purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. The Fund also sold futures contracts on various bonds and notes as part of its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended November 30, 2014, the Fund had an average notional value of  $5,166,740 and $5,157,111 on futures contracts purchased and sold, respectively. Please refer to the table following the Portfolio of Investments for open futures contracts at November 30, 2014.

F. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gains, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2014, the cost of purchases and proceeds from the sales of investments, excluding short-term and U.S. government securities, were as follows:

Purchases	Sales
$34,148,123	$42,266,910

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with an advisory fee equal to 0.08% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of  $2 billion of the Fund’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

The Administrator provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

15

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the period ended November 30, 2014, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
Capital Allocation	$2,506	$—
Contingent Deferred Sales Charges:
Capital Allocation	$—	$181

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2014, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	6.02%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. When the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Investment Advisor may direct the Fund’s portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the accompanying Statement of Operations.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2014, the following Fund had the following payable included in Other Accrued Expenses and Liabilities of the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expenses	Amount
Postage	$33,767

NOTE 8 — EXPENSE LIMITATION AGREEMENT

Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions, and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class W
Capital Allocation(1)	1.15%	1.90%	1.90%	0.90%	1.15%	0.90%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

16

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

The Investment Adviser may at a later date recoup from the Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of November 30, 2014, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

November 30,
2015	2016	2017	Total
$435,960	$430,138	$551,708	$1,417,806

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2014, are as follows:

	November 30,
	2015	2016	2017	Total
Class A	$—	$127,645	$23,311	$150,956
	November 30,
	2015	2016	2017	Total
Class B	—	5,034	764	5,798
Class C	—	35,084	7,134	42,218
Class O	—	90,212	17,142	107,354
Class W	—	4	1	5

The Expense Limitation Agreement is contractual through October 1, 2015 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, is a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended November 30, 2014 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
11/30/2014	159,529	—	—	(716,497)	(556,968)	1,724,315	—	—	(7,772,620)	(6,048,305)
5/31/2014	459,970	—	163,147	(1,621,213)	(998,096)	4,760,767	—	1,709,787	(16,735,132)	(10,264,578)
Class B
11/30/2014	272	—	—	(35,710)	(35,438)	2,956	—	—	(387,636)	(384,680)
5/31/2014	14,256	—	3,479	(114,448)	(96,713)	146,573	—	36,878	(1,192,762)	(1,009,311)
Class C
11/30/2014	83,893	—	—	(124,954)	(41,061)	907,271	—	—	(1,359,462)	(452,191)
5/31/2014	486,697	—	26,946	(446,522)	67,121	5,026,224	—	284,014	(4,613,051)	697,187
Class I
11/30/2014	46,251	—	—	(62,886)	(16,635)	510,550	—	—	(689,142)	(178,592)
5/31/2014	147,723	—	32,582	(287,681)	(107,376)	1,552,118	—	346,019	(2,997,080)	(1,098,943)

17

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class O
11/30/2014	126,869	—	—	(410,736)	(283,867)	1,367,628	—	—	(4,435,380)	(3,067,752)
5/31/2014	469,818	—	4,495	(782,659)	(308,346)	4,838,950	—	46,883	(8,030,614)	(3,144,781)
Class W
11/30/2014	—	—	—	(381)	(381)	—	—	—	(4,248)	(4,248)
5/31/2014	381	—	—	—	381	3,966	—	—	—	3,966

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocation for the Fund. Furthermore, the Investment Adviser’s allocation of the Fund’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds.

Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund’s or Underlying Funds’ investments.

Foreign Investments/Developing and Emerging Markets Risk. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital

18

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The Fund paid no dividends or distributions during the six months ended November 30, 2014. Dividends to shareholders from ordinary income were $4,155,897 for the year ended May 31, 2014.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$292,008	$28,731,807	$(42,399,889)	2017
		(6,390,066)	2018
		(1,232,969)	2019
		$(50,022,924)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of November 30, 2014, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To

receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser

19

NOTES TO FINANCIAL STATEMENTS as of November 30, 2014 (Unaudited) (continued)

NOTE 13 — RESTRUCTURING PLAN (continued)

represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

NOTE 14 — SUBSEQUENT EVENTS

On November 20, 2014, the Board approved a change to the Fund’s administrative agreement with VFS. Effective January 1, 2015, VFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. VFS is contractually obligated to waive 0.02% the administrative fee for the Fund for at least two years from the effective date of January 1, 2015. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Dividends: Subsequent to November 30, 2014, the Fund declared and paid netinvestment income dividends of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.2876	January 2, 2015	December 30, 2014
Class B	$0.1842	January 2, 2015	December 30, 2014
Class C	$0.2090	January 2, 2015	December 30, 2014
Class I	$0.3167	January 2, 2015	December 30, 2014
Class O	$0.2889	January 2, 2015	December 30, 2014
Class W	$0.3223	January 2, 2015	December 30, 2014

Effective December 31, 2014, Mr. Earley retired as Director of the Board.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

20

Voya Capital Allocation Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.1%
41,057		iShares iBoxx High Yield Corporate Bond Fund	$3,741,524	2.0
146,147		iShares MSCI EAFE Index Fund	9,351,947	5.0
19,163		SPDR Trust Series 1	3,970,574	2.1
		Total Exchange-Traded Funds (Cost $16,892,186)	17,064,045	9.1
MUTUAL FUNDS: 90.0%
		Affiliated Investment Companies: 90.0%
738,489		Voya Floating Rate Fund - Class I	7,466,125	4.0
3,134,780		Voya Global Bond Fund -Class R6	33,322,713	17.7
192,528		Voya Global Real Estate Fund - Class R6	3,933,341	2.1
1,816,054		Voya High Yield Bond Fund - Class I	14,909,802	7.9
182,861		Voya Intermediate Bond Fund - Class R6	1,850,552	1.0
1,492,704		Voya International Core Fund - Class I	16,569,019	8.8
1,345,013		Voya Large Cap Growth Fund - Class R6	20,417,294	10.8
1,393,579		Voya Large Cap Value Fund - Class R6	19,858,503	10.6
277,469		Voya MidCap Opportunities Fund - Class R6	7,838,499	4.2
1,129,374		Voya Multi-Manager Emerging Markets Equity Fund - Class I	12,863,573	6.8
1,423,644		Voya Multi-Manager International Equity Fund - Class I	16,685,103	8.9
506,290		Voya Multi-Manager Mid Cap Value Fund - Class I	7,710,797	4.1
311,608	@	Voya Small Company Fund - Class R6	5,873,807	3.1
		Total Mutual Funds (Cost $141,996,193)	169,299,128	90.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.0%
		Other Asset-Backed Securities: 0.0%
4,081		Chase Funding Trust Series 2003-5, 0.755%, 07/25/33	$3,905	0.0
97,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	102,234	0.0
1,651		RAMP Series 2003 - RS5 Trust, 0.775%, 06/25/33	1,474	0.0
		Total Asset-Backed Securities (Cost $102,729)	107,613	0.0
		Total Investments in Securities (Cost $158,991,108)	$186,470,786	99.1
		Assets in Excess of Other Liabilities	1,683,411	0.9
		Net Assets	$188,154,197	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

Cost for federal income tax purposes is $159,564,555.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$29,178,356
Gross Unrealized Depreciation	(2,272,125)

Net Unrealized Appreciation	$26,906,231

See Accompanying Notes to Financial Statements

21

Voya Capital Allocation Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$17,064,045	$—	$—	$17,064,045
Mutual Funds	169,299,128	—	—	169,299,128
Asset-Backed Securities	—	107,613	—	107,613
Total Investments, at fair value	$186,363,173	$107,613	$—	$186,470,786
Other Financial Instruments+
Futures	105,307	—	—	105,307
Total Assets	$186,468,480	$107,613	$—	$186,576,093
Liabilities Table
Other Financial Instruments+
Futures	$(16,051)	$—	$—	$(16,051)
Total Liabilities	$(16,051)	$—	$—	$(16,051)

^	See Note 2, ’’Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At November 30, 2014, the following futures contracts were outstanding for Voya Capital Allocation Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	36	12/19/14	$3,719,340	$105,307
			$3,719,340	$105,307
Short Contracts
U.S. Treasury 5-Year Note	(31)	03/31/15	$(3,704,258)	$(16,051)
			$(3,704,258)	$(16,051)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity conracts	Net Assets - Unrealized appreciation*	$105,307
Total Asset Derivatives		$105,307
Liability Derivatives
Interest rate contracts	Net Assets - Unrealized depreciation*	$16,051
Total Liability Derivatives		$16,051

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

22

Voya Capital Allocation Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(416,788)
Interest rate contracts	237,114
Total	$(179,674)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$286,724
Interest rate contracts	(21,148)
Total	$265,576

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended November 30, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 5/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 11/30/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$—	$8,048,463	$(528,308)	$(54,030)	$7,466,125	$95,459	$(4,206)	$—
Voya Global Bond Fund - Class R6	35,475,556	1,577,018	(2,702,124)	(1,027,737)	33,322,713	118,660	(41,526)	—
Voya Global Real Estate Fund - Class I	3,964,474	32,601	(2,518,489)	(1,478,586)	—	31,407	11,368	—
Voya Global Real Estate Fund - Class R6	—	2,615,367	(175,987)	1,493,961	3,933,341	21,236	49,316	—
Voya High Yield Bond Fund - Class I	15,831,818	889,967	(1,312,086)	(499,897)	14,909,802	425,970	(13,501)	—
Voya Intermediate Bond Fund - Class R6	1,972,805	123,419	(254,685)	9,013	1,850,552	31,149	(446)	—
Voya International Core Fund - Class I	10,823,791	7,401,159	(1,395,556)	(260,375)	16,569,019	—	4,007	—
Voya Large Cap Growth Fund - Class R6	21,711,452	53,901	(3,005,037)	1,656,978	20,417,294	—	253,531	—
Voya Large Cap Value Fund - Class R6	21,728,181	282,028	(2,978,818)	827,112	19,858,503	228,127	121,663	—
Voya MidCap Opportunities Fund - Class R6	7,886,414	18,814	(595,528)	528,799	7,838,499	—	132,779	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	13,650,740	723,408	(1,246,567)	(264,008)	12,863,573	—	76,023	—
Voya Multi-Manager International Equity Fund - Class I	18,705,619	782,203	(1,711,150)	(1,091,569)	16,685,103	—	116,682	—
Voya Multi-Manager Mid Cap Value Fund - Class I	7,889,027	59,627	(484,260)	246,403	7,710,797	—	61,428	—
Voya Small Company Fund - Class R6	7,845,394	48,140	(1,549,093)	(470,634)	5,873,807	—	814,574	—
	$167,485,271	$22,656,115	$(20,457,688)	$(384,570)	$169,299,128	$952,008	$1,581,692	$—

See Accompanying Notes to Financial Statements

23

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Series Fund, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Capital Allocation Fund (the “Fund”), a series of the Company, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Fund’s existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Directors, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Voya Investments, LLC (“Adviser”) and the Fund as well as the amended and restated sub-advisory contract (“Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”).

The Independent Directors also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contract and Sub-Advisory Contract. Among other actions, the Independent Directors previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which they request certain information that they deem

24

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Directors periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Group to be used by the Fund for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Fund’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the September 12, 2014 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, information regarding the Fund’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Fund; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Fund to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Fund’s Advisory Contract and Sub-Advisory Contract); (9) independent analyses of Fund performance by the Company’s Chief Investment Risk Officer; (10) a report by the Trust’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser. The Board further noted that the Separation Plan may result in the Adviser’s loss of access to the services and resources of ING Groep, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Fund. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Fund and the Adviser and Voya-affiliated Sub-Adviser, including the Adviser’s and the Voya-affiliated Sub-Adviser’s ability during and after the separation to perform the same level of service to the Fund as the Adviser and Voya-affiliated Sub-Adviser currently provide. The Board was advised that neither the Adviser nor the Voya-affiliated Sub-Adviser anticipated at that time that the Separation Plan would have a material adverse impact on the Fund or its operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a

25

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Voya-affiliated Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For the Fund, a specific class of shares was used for purposes of certain comparisons between the Fund and its Selected Peer Group. This specified class of the Fund was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to the Voya funds it manages, including the Fund, and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds complex. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to a Selected Peer Group, to the Fund’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between the funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Fund also benefits from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the

26

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund’s performance.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Company’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Company’s CCO in consultation with the Board’s Compliance Committee that guide the Company’s CCO’s compliance oversight function.

The Board requested and considered information regarding the level of staffing, quality and experience of the Fund’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Fund (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014. In addition, the Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Fund asset levels for various additional periods ending after March 31, 2014.

The Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the

27

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar Category for the most recent calendar quarter, year-to-date, one-year, three-year, and five-year periods, and the fifth (lowest) quintile for the ten-year period.

In analyzing this performance data, the Board took into account: (1) the impact that exposure to international equities had on the Fund’s performance; (2) Management’s representations regarding the Fund’s performance vis-à-vis a more representative Morningstar category; and (3) that Management would continue to monitor, and the Board or the applicable IRC would periodically review, the Fund’s investment performance.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Fund’s investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Voya fund, the Board considers any underlying rationale provided by the Adviser or, in certain circumstances, a Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund and other funds in the Voya funds complex first were organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser and to the Adviser’s affiliated company that serves as the administrator to the Fund. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. The Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a

28

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

0.08% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee, after expense limits are applied, and expense ratio.

For the Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Voya-affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties. Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a fund-by-fund basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the then-current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for the Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Fund enters into a new investment advisory contract with the Adviser and the Adviser enters into a new Sub-Advisory Contract between the Adviser and the Sub-Adviser, the Board, including a majority of the Independent Directors, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Fund in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

29

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change in Control Events would permit the Fund to benefit from the continuation of services by the Adviser, Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Fund shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Fund’s existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements (the “New Agreements”) for the Fund to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Fund in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Directors, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Fund, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Fund.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set

30

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

forth above under the section titled “Board Consideration and Approval of Investment Advisory and Sub-Advisory Contracts.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Directors solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Fund. The Board also considered that importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Fund to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Fund than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Fund, including the continuity of the Fund’s portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage the Fund.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Directors, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	SAR-CAPALLO (1114-012215)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

For the Portfolios that have a complete Schedule of investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Voya Core Equity Research Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.8%
		Consumer Discretionary: 11.6%
125,342		Comcast Corp. – Class A	7,149,508	1.5
69,304		Delphi Automotive PLC	5,055,727	1.0
51,698	@	Dish Network Corp. - Class A	4,105,338	0.8
62,550		Home Depot, Inc.	6,217,470	1.3
106,457		Macy's, Inc.	6,910,124	1.4
82,405		Nike, Inc.	8,181,992	1.7
92,900		Starbucks Corp.	7,544,409	1.6
123,431		Walt Disney Co.	11,418,602	2.3
			56,583,170	11.6

		Consumer Staples: 10.0%
167,358		Altria Group, Inc.	8,411,413	1.7
227,498		ConAgra Foods, Inc.	8,308,227	1.7
82,393		CVS Caremark Corp.	7,527,425	1.6
39,550		Kimberly-Clark Corp.	4,611,135	1.0
147,342		Kraft Foods Group, Inc.	8,865,568	1.8
119,715		Procter & Gamble Co.	10,825,827	2.2
			48,549,595	10.0

		Energy: 6.6%
49,791		Anadarko Petroleum Corp.	3,940,958	0.8
49,018		EOG Resources, Inc.	4,250,841	0.9
145,132		ExxonMobil Corp.	13,140,251	2.7
57,968		Hess Corp.	4,227,606	0.9
82,030		Occidental Petroleum Corp.	6,543,533	1.3
			32,103,189	6.6

		Financials: 16.0%
99,275		Arthur J. Gallagher & Co.	4,760,236	1.0
111,489		Blackstone Group LP	3,737,111	0.8
119,083		Discover Financial Services	7,805,891	1.6
215,729		Fifth Third Bancorp.	4,340,467	0.9
119,702		Gaming and Leisure Properties, Inc.	3,818,494	0.8
168,700		Invesco Ltd.	6,808,732	1.4
178,770		JPMorgan Chase & Co.	10,754,803	2.2
71,020		Prudential Financial, Inc.	6,035,280	1.2
444,050		Regions Financial Corp.	4,471,584	0.9
154,699		Starwood Property Trust, Inc.	3,722,058	0.8
50,559		Ventas, Inc.	3,617,496	0.7
204,071		Wells Fargo & Co.	11,117,788	2.3
191,817		XL Group PLC	6,813,340	1.4
			77,803,280	16.0

		Health Care: 14.7%
109,118		Abbott Laboratories	4,856,842	1.0
50,513		Amgen, Inc.	8,350,304	1.7
123,192		Bristol-Myers Squibb Co.	7,274,488	1.5
66,366		Cardinal Health, Inc.	5,454,622	1.1
61,500	@ Gilead Sciences, Inc.	6,169,680	1.3
101,291	Medtronic, Inc.	7,482,366	1.5
211,231	Merck & Co., Inc.	12,758,352	2.6
370,601	Pfizer, Inc.	11,544,221	2.4
76,681	UnitedHealth Group, Inc.	7,563,047	1.6
		71,453,922	14.7

	Industrials: 8.5%
63,535	Boeing Co.	8,536,563	1.7
91,800	Caterpillar, Inc.	9,235,080	1.9
32,790	Fluor Corp.	2,032,652	0.4
41,237	General Dynamics Corp.	5,994,210	1.2
19,007	TransDigm Group, Inc.	3,759,395	0.8
70,126	Union Pacific Corp.	8,188,613	1.7
45,759	Wesco International, Inc.	3,770,084	0.8
		41,516,597	8.5

	Information Technology: 17.8%
218,813	Apple, Inc.	26,023,430	5.4
216,300	Applied Materials, Inc.	5,202,015	1.1
72,900	Automatic Data Processing, Inc.	6,243,156	1.3
460,996	Cisco Systems, Inc.	12,741,929	2.6
113,998	Fidelity National Information Services, Inc.	6,975,538	1.4
129,487	Microchip Technology, Inc.	5,846,338	1.2
376,904	Microsoft Corp.	18,019,780	3.7
81,950	TE Connectivity Ltd.	5,261,190	1.1
		86,313,376	17.8

	Materials: 2.9%
196,488	Freeport-McMoRan, Inc.	5,275,703	1.1
91,534	International Paper Co.	4,926,360	1.0
161,297	Steel Dynamics, Inc.	3,635,634	0.8
		13,837,697	2.9

	Telecommunication Services: 3.4%
158,422	CenturyTel, Inc.	6,458,865	1.3
203,400	Verizon Communications, Inc.	10,290,006	2.1
		16,748,871	3.4

	Utilities: 3.3%
147,773	CenterPoint Energy, Inc.	3,537,686	0.7
69,474	Entergy Corp.	5,828,868	1.2
140,927	Southern Co.	6,684,168	1.4
		16,050,722	3.3

	Total Common Stock
	(Cost $349,680,377)	460,960,419	94.8

See Accompanying Notes to Financial Statements

1

Voya Core Equity Research Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

SHORT-TERM INVESTMENTS: 4.6%
	Mutual Funds: 4.6%
22,357,079	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $22,357,079)	22,357,079	4.6

	Total Short-Term Investments
	(Cost $22,357,079)	22,357,079	4.6

	Total Investments in Securities (Cost $372,037,456)	$483,317,498	99.4
	Assets in Excess of Other Liabilities	3,046,763	0.6
	Net Assets	$486,364,261	100.0

††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security.

Cost for federal income tax purposes is $372,875,525.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$115,475,081
Gross Unrealized Depreciation	(5,033,108)

Net Unrealized Appreciation	$110,441,973

See Accompanying Notes to Financial Statements

2

Voya Corporate Leaders 100 Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 13.4%
22,633	@	Amazon.com, Inc.	7,664,439	1.0
134,424		Comcast Corp. – Class A	7,667,545	1.0
481,786		Ford Motor Co.	7,578,494	1.0
225,947		General Motors Co.	7,553,408	1.0
78,392		Home Depot, Inc.	7,792,165	1.0
136,466		Lowe's Cos, Inc.	8,710,625	1.1
75,668		McDonald's Corp.	7,325,419	1.0
81,699		Nike, Inc.	8,111,894	1.1
96,726		Starbucks Corp.	7,855,118	1.0
115,491		Target Corp.	8,546,334	1.1
96,255		Time Warner, Inc.	8,193,225	1.1
213,182		Twenty-First Century Fox, Inc. - Class A	7,845,098	1.0
81,964		Walt Disney Co.	7,582,490	1.0
			102,426,254	13.4

		Consumer Staples: 11.5%
158,128		Altria Group, Inc.	7,947,513	1.0
172,313		Coca-Cola Co.	7,724,792	1.0
110,934		Colgate-Palmolive Co.	7,719,897	1.0
58,104		Costco Wholesale Corp.	8,257,741	1.1
90,973		CVS Caremark Corp.	8,311,293	1.1
212,865		Mondelez International, Inc.	8,344,308	1.1
78,161		PepsiCo, Inc.	7,823,916	1.0
88,082		Philip Morris International, Inc.	7,656,968	1.0
86,226		Procter & Gamble Co.	7,797,417	1.0
122,154		Walgreen Co.	8,380,986	1.1
95,698		Wal-Mart Stores, Inc.	8,377,403	1.1
			88,342,234	11.5

		Energy: 7.8%
69,845		Anadarko Petroleum Corp.	5,528,232	0.7
76,901		Apache Corp.	4,928,585	0.7
60,401		Chevron Corp.	6,575,857	0.9
93,534		ConocoPhillips	6,179,791	0.8
104,640		Devon Energy Corp.	6,170,621	0.8
77,103		ExxonMobil Corp.	6,980,906	0.9
110,967		Halliburton Co.	4,682,807	0.6
93,224		National Oilwell Varco, Inc.	6,249,737	0.8
74,885		Occidental Petroleum Corp.	5,973,576	0.8
70,499		Schlumberger Ltd.	6,059,389	0.8
			59,329,501	7.8

		Financials: 14.9%
134,398		American International Group, Inc.	7,365,010	1.0
118,784		Allstate Corp.	8,095,130	1.1
82,782		American Express Co.	7,650,712	1.0
427,977		Bank of America Corp.	7,292,728	0.9
188,556		Bank of New York Mellon Corp.	7,547,897	1.0
52,639	@	Berkshire Hathaway, Inc.	7,826,893	1.0

88,976		Capital One Financial Corp.	7,402,803	1.0
139,871		Citigroup, Inc.	7,548,838	1.0
39,616		Goldman Sachs Group, Inc.	7,464,050	1.0
120,677		JPMorgan Chase & Co.	7,259,928	0.9
135,047		Metlife, Inc.	7,509,964	1.0
211,017		Morgan Stanley	7,423,578	1.0
44,291		Simon Property Group, Inc.	8,007,813	1.0
174,459		US Bancorp.	7,711,088	1.0
140,847		Wells Fargo & Co.	7,673,345	1.0
			113,779,777	14.9

		Health Care: 13.2%
173,752		Abbott Laboratories	7,733,701	1.0
124,409		AbbVie, Inc.	8,609,103	1.1
51,986		Amgen, Inc.	8,593,806	1.1
101,289		Baxter International, Inc.	7,394,097	0.9
22,064	@	Biogen Idec, Inc.	6,788,872	0.9
140,791		Bristol-Myers Squibb Co.	8,313,709	1.1
111,427		Eli Lilly & Co.	7,590,407	1.0
67,726	@	Gilead Sciences, Inc.	6,794,272	0.9
68,343		Johnson & Johnson	7,398,130	1.0
116,415		Medtronic, Inc.	8,599,576	1.1
122,548		Merck & Co., Inc.	7,401,899	1.0
244,541		Pfizer, Inc.	7,617,452	1.0
84,165		UnitedHealth Group, Inc.	8,301,194	1.1
			101,136,218	13.2

		Industrials: 14.2%
51,213		3M Co.	8,198,689	1.1
56,546		Boeing Co.	7,597,521	1.0
72,934		Caterpillar, Inc.	7,337,160	1.0
116,174		Emerson Electric Co.	7,406,093	1.0
44,901		FedEx Corp.	8,000,460	1.0
57,116		General Dynamics Corp.	8,302,382	1.1
286,386		General Electric Co.	7,586,365	1.0
77,847		Honeywell International, Inc.	7,712,302	1.0
40,153		Lockheed Martin Corp.	7,691,709	1.0
65,350		Norfolk Southern Corp.	7,295,674	0.9
72,168		Raytheon Co.	7,700,326	1.0
67,087		Union Pacific Corp.	7,833,749	1.0
74,800		United Parcel Service, Inc. - Class B	8,222,016	1.1
69,289		United Technologies Corp.	7,627,333	1.0
			108,511,779	14.2

		Information Technology: 16.2%
91,103		Accenture PLC	7,864,922	1.0
72,729		Apple, Inc.	8,649,660	1.1
289,806		Cisco Systems, Inc.	8,010,238	1.0
138,252	@	eBay, Inc.	7,587,270	1.0
252,515		EMC Corp.	7,663,830	1.0
92,164		Facebook, Inc.	7,161,143	0.9
12,643		Google, Inc.	6,850,357	0.9
208,183		Hewlett-Packard Co.	8,131,628	1.1
38,399		International Business Machines Corp.	6,227,166	0.8
208,601		Intel Corp.	7,770,387	1.0

See Accompanying Notes to Financial Statements

3

Voya Corporate Leaders 100 Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

97,700	Mastercard, Inc.	8,528,233	1.1
156,767	Microsoft Corp.	7,495,030	1.0
189,392	Oracle Corp.	8,032,115	1.1
97,309	Qualcomm, Inc.	7,093,826	0.9
150,854	Texas Instruments, Inc.	8,209,474	1.1
34,527	Visa, Inc.	8,914,526	1.2
		124,189,805	16.2

	Materials: 3.6%
136,285	Dow Chemical Co.	6,632,991	0.9
101,052	EI Du Pont de Nemours & Co.	7,215,113	0.9
224,693	Freeport-McMoRan, Inc.	6,033,007	0.8
64,474	Monsanto Co.	7,731,077	1.0
		27,612,188	3.6

	Telecommunication Services: 1.9%
206,646	AT&T, Inc.	7,311,135	0.9
146,337	Verizon Communications, Inc.	7,403,189	1.0
		14,714,324	1.9

	Utilities: 2.0%
213,430	Exelon Corp.	7,719,763	1.0
166,864	Southern Co.	7,914,360	1.0
		15,634,123	2.0

	Total Common Stock
	(Cost $536,604,017)	755,676,203	98.7

SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
9,389,068	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $9,389,068)	9,389,068	1.2

	Total Short-Term Investments
	(Cost $9,389,068)	9,389,068	1.2

	Total Investments in Securities (Cost $545,993,085)	$765,065,271	99.9
	Assets in Excess of Other Liabilities	1,116,110	0.1
	Net Assets	$766,181,381	100.0

††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security.

Cost for federal income tax purposes is $551,530,562.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$222,347,165
Gross Unrealized Depreciation	(8,812,456)

Net Unrealized Appreciation	$213,534,709

See Accompanying Notes to Financial Statements

4

Voya Large Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 20.7%
21,519	@	Amazon.com, Inc.	7,287,194	2.6
5,099		Chipotle Mexican Grill, Inc.	3,383,798	1.2
118,572		Comcast Corp. – Class A	6,763,347	2.4
40,946	@	Dish Network Corp. - Class A	3,251,522	1.1
137,441		Hilton Worldwide Holdings, Inc.	3,603,703	1.3
85,396		Home Depot, Inc.	8,488,363	3.0
43,781		Macy's, Inc.	2,841,825	1.0
42,907		Nike, Inc.	4,260,236	1.5
3,805	@	Priceline.com, Inc.	4,414,523	1.6
47,916		Starbucks Corp.	3,891,258	1.4
30,591	@	Ulta Salon Cosmetics & Fragrance, Inc.	3,869,456	1.4
66,422		Walt Disney Co.	6,144,699	2.2
			58,199,924	20.7

		Consumer Staples: 9.0%
40,595		Costco Wholesale Corp.	5,769,361	2.1
55,945		CVS Caremark Corp.	5,111,135	1.8
24,393		Kimberly-Clark Corp.	2,843,980	1.0
28,775	@	Monster Beverage Corp.	3,227,116	1.1
83,168		PepsiCo, Inc.	8,325,117	3.0
			25,276,709	9.0

		Energy: 3.3%
50,530		Anadarko Petroleum Corp.	3,999,450	1.4
55,648	@	Cameron International Corp.	2,853,629	1.0
27,897		EOG Resources, Inc.	2,419,228	0.9
			9,272,307	3.3

		Financials: 5.3%
33,049		Ameriprise Financial, Inc.	4,354,867	1.6
13,600		Blackrock, Inc.	4,883,488	1.7
9,586		Intercontinental Exchange, Inc.	2,166,340	0.8
40,193		Prudential Financial, Inc.	3,415,601	1.2
			14,820,296	5.3

		Health Care: 16.7%
93,270		AbbVie, Inc.	6,454,284	2.3
18,240	@	Actavis PLC	4,935,927	1.7
20,100	@	Alexion Pharmaceuticals, Inc.	3,917,490	1.4
25,706		Allergan, Inc.	5,498,256	1.9
21,598		Amgen, Inc.	3,570,365	1.3
61,129		Bristol-Myers Squibb Co.	3,609,668	1.3
36,054		Celgene Corp.	4,098,979	1.5
53,500	@	Gilead Sciences, Inc.	5,367,120	1.9
29,275		McKesson Corp.	6,169,999	2.2
48,196		St. Jude Medical, Inc.	3,275,400	1.2
			46,897,488	16.7

		Industrials: 11.2%
62,806		Ametek, Inc.	3,200,594	1.1
43,870		Danaher Corp.	3,665,777	1.3
85,246		Delta Airlines, Inc.	3,978,431	1.4
54,160		Ingersoll-Rand PLC - Class A	3,415,330	1.2
23,942		Roper Industries, Inc.	3,778,526	1.4
65,586		Textron, Inc.	2,841,186	1.0
79,546		Tyco International Plc	3,412,523	1.2
49,762		Union Pacific Corp.	5,810,709	2.1
16,939		Wesco International, Inc.	1,395,604	0.5
			31,498,680	11.2

		Information Technology: 28.5%
149,208		Apple, Inc.	17,745,308	6.3
37,552	@	Check Point Software Technologies	2,903,145	1.0
92,327		Cognizant Technology Solutions Corp.	4,984,735	1.8
80,548	@	Electronic Arts, Inc.	3,538,474	1.3
64,759		Facebook, Inc.	5,031,774	1.8
7,732		Google, Inc.	4,189,430	1.5
11,762		Google, Inc. – Class A	6,458,279	2.3
54,654		Intuit, Inc.	5,130,371	1.8
62,894		Mastercard, Inc.	5,490,017	2.0
215,130		Microsoft Corp.	10,285,365	3.7
99,293		Oracle Corp.	4,211,016	1.5
26,649	@	Red Hat, Inc.	1,656,235	0.6
19,817		Visa, Inc.	5,116,551	1.8
36,123		VMware, Inc.	3,177,379	1.1
			79,918,079	28.5

		Materials: 3.7%
43,028	@	Crown Holdings, Inc.	2,129,886	0.8
40,326		Eastman Chemical Co.	3,343,832	1.2
25,293		LyondellBasell Industries NV - Class A	1,994,606	0.7
39,891		Packaging Corp. of America	2,963,103	1.0
			10,431,427	3.7

	Total Common Stock
	(Cost $233,362,463)		276,314,910	98.4

SHORT-TERM INVESTMENTS: 1.6%
		Mutual Funds: 1.6%
4,507,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
		(Cost $4,507,000)	4,507,000	1.6

	Total Short-Term Investments
	(Cost $4,507,000)		4,507,000	1.6

See Accompanying Notes to Financial Statements

5

Voya Large Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

Total Investments in Securities (Cost $237,869,463)	$280,821,910	100.0
Assets in Excess of Other Liabilities	66,731	–
Net Assets	$280,888,641	100.0

††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security.

Cost for federal income tax purposes is $238,877,852.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$45,186,676
Gross Unrealized Depreciation	(3,242,618)

Net Unrealized Appreciation	$41,944,058

See Accompanying Notes to Financial Statements

6

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Consumer Discretionary: 13.7%
106,600		AMC Entertainment Holdings, Inc.	2,795,052	0.5
361,400	@	Belmond Ltd	4,091,048	0.7
98,400		Cheesecake Factory	4,765,512	0.8
79,700		Childrens Place Retail Stores, Inc.	4,467,982	0.8
21,813		Dave & Buster's Entertainment, Inc.	499,954	0.1
99,267	@	Express, Inc.	1,484,042	0.2
175,000		Finish Line	4,994,500	0.9
82,200	@	Hibbett Sporting Goods, Inc.	4,123,974	0.7
151,098	@,L	Imax Corp.	4,741,455	0.8
62,300		Jack in the Box, Inc.	4,641,350	0.8
125,000		La Quinta Holdings, Inc.	2,752,500	0.5
205,130		La-Z-Boy, Inc.	5,331,329	0.9
70,273		Life Time Fitness, Inc.	3,891,719	0.7
85,619		Monro Muffler, Inc.	4,691,065	0.8
73,590		Papa John's International, Inc.	3,884,080	0.7
194,400		Pier 1 Imports, Inc.	2,682,720	0.5
57,715		Pool Corp.	3,428,848	0.6
128,300	@	Sally Beauty Holdings, Inc.	4,060,695	0.7
67,100	L	Sturm Ruger & Co., Inc.	2,555,839	0.4
53,900		Vail Resorts, Inc.	4,723,796	0.8
163,100		Wolverine World Wide, Inc.	4,976,181	0.8
			79,583,641	13.7

		Consumer Staples: 2.1%
54,680		Casey's General Stores, Inc.	4,577,810	0.8
202,700		Flowers Foods, Inc.	3,952,650	0.7
108,200		Pinnacle Foods, Inc.	3,682,046	0.6
			12,212,506	2.1

		Energy: 3.5%
189,100		Bill Barrett Corp.	1,915,583	0.3
85,150		Carrizo Oil & Gas, Inc.	3,360,019	0.6
265,900		Cloud Peak Energy, Inc.	3,103,053	0.5
300,900		Energy XXI Bermuda Ltd.	1,206,609	0.2
609,400	@	Key Energy Services, Inc.	1,145,672	0.2
379,300	L	Nordic American Tankers Ltd.	3,398,528	0.6
555,400		Petroquest Energy, Inc.	2,066,088	0.4
35,800		Rosetta Resources, Inc.	1,053,236	0.2
78,680	@	Unit Corp.	3,007,150	0.5
			20,255,938	3.5

		Financials: 24.4%
198,000		Colony Financial, Inc.	4,860,900	0.8
199,609		CubeSmart	4,299,578	0.7
118,500		CyrusOne, Inc.	3,252,825	0.6
158,741		DCT Industrial Trust, Inc.	5,417,830	0.9
113,029		Encore Capital Group, Inc.	4,850,074	0.8
71,373		EPR Properties	3,996,174	0.7
78,079		Evercore Partners, Inc.	3,942,989	0.7
181,163		First American Financial Corp.	5,799,028	1.0
288,589		FirstMerit Corp.	5,162,857	0.9
104,700		Great Western Bancorp, Inc.	2,341,092	0.4
122,300		Highwoods Properties, Inc.	5,278,468	0.9
38,100		Infinity Property & Casualty Corp.	2,768,346	0.5
131,910		LaSalle Hotel Properties	5,325,207	0.9
69,911		MarketAxess Holdings, Inc.	4,584,064	0.8
174,700		MB Financial, Inc.	5,503,050	1.0
49,400		Nelnet, Inc.	2,264,496	0.4
107,800		PacWest Bancorp	5,012,700	0.9
47,754		Primerica, Inc.	2,503,742	0.4
77,622		ProAssurance Corp.	3,499,976	0.6
82,009		Prosperity Bancshares, Inc.	4,607,266	0.8
320,900		Radian Group, Inc.	5,471,345	1.0
152,121		Redwood Trust, Inc.	2,973,966	0.5
151,100		Selective Insurance Group	4,044,947	0.7
36,406		Signature Bank	4,414,956	0.8
85,700		South State Corp.	5,307,401	0.9
82,100		Springleaf Holdings, Inc.	3,255,265	0.6
63,923		Square 1 Financial, Inc.	1,366,674	0.2
203,000		Starwood Property Trust, Inc.	4,884,180	0.9
254,100		Sterling Bancorp/DE	3,399,858	0.6
72,385	@	Stifel Financial Corp.	3,512,844	0.6
221,600		Susquehanna Bancshares, Inc.	2,918,472	0.5
42,492	@	SVB Financial Group	4,468,034	0.8
180,040		Talmer Bancorp, Inc.	2,504,356	0.4
12,470		Virtus Investment Partners	1,920,380	0.3
169,100		Webster Financial Corp.	5,321,577	0.9
			141,034,917	24.4

		Health Care: 10.3%
50,376		Acorda Therapeutics, Inc.	1,836,205	0.3
182,300		AMN Healthcare Services, Inc.	3,120,976	0.5
50,385	@	Amsurg Corp.	2,598,354	0.5
16,122	@	Centene Corp.	1,592,370	0.3
69,050		Charles River Laboratories International, Inc.	4,470,988	0.8
18,729		Cubist Pharmaceuticals, Inc.	1,419,846	0.2
91,100		Envision Healthcare Holdings, Inc.	3,221,296	0.6
94,000		Greatbatch, Inc.	4,659,580	0.8
60,772	@	Haemonetics Corp.	2,244,310	0.4
162,000	@,L	Halozyme Therapeutics, Inc.	1,422,360	0.3

See Accompanying Notes to Financial Statements

7

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

154,010		Healthsouth Corp.	6,334,431	1.1
50,223		Impax Laboratories, Inc.	1,604,625	0.3
36,200	L	Isis Pharmaceuticals, Inc.	1,874,798	0.3
91,000	@	Masimo Corp.	2,388,750	0.4
70,566		Medicines Co.	1,891,874	0.3
55,644		Mednax, Inc.	3,642,456	0.6
83,571	@	Nektar Therapeutics	1,393,129	0.2
99,234		Owens & Minor, Inc.	3,394,795	0.6
70,534		Steris Corp.	4,496,543	0.8
89,400	@	Thoratec Corp.	2,788,386	0.5
41,200		WellCare Health Plans, Inc.	3,038,088	0.5
			59,434,160	10.3

		Industrials: 18.3%
166,100		Actuant Corp.	4,876,696	0.8
114,500		Atlas Air Worldwide Holdings, Inc.	5,226,925	0.9
134,700		Barnes Group, Inc.	4,947,531	0.9
122,400	@	Beacon Roofing Supply, Inc.	3,314,592	0.6
358,400		Blount International, Inc.	5,884,928	1.0
202,900		Brady Corp.	5,072,500	0.9
88,400		Clarcor, Inc.	5,824,676	1.0
59,500		Curtiss-Wright Corp.	4,218,550	0.7
81,110		Forward Air Corp.	3,971,146	0.7
153,860		Healthcare Services Group	4,640,418	0.8
210,900		Heartland Express, Inc.	5,595,177	1.0
85,900	@	HUB Group, Inc.	3,231,558	0.6
149,600		KAR Auction Services, Inc.	5,183,640	0.9
136,900	@	On Assignment, Inc.	4,206,937	0.7
156,800		Orbital Sciences Corp.	4,268,096	0.7
52,500		Regal-Beloit Corp.	3,796,800	0.7
117,872		Resources Connection, Inc.	1,788,118	0.3
42,550		Teledyne Technologies, Inc.	4,549,020	0.8
135,000		Tetra Tech, Inc.	3,669,300	0.6
72,596		Toro Co.	4,768,105	0.8
82,732		Universal Forest Products, Inc.	3,949,626	0.7
72,100		Waste Connections, Inc.	3,403,841	0.6
88,900		Watts Water Technologies, Inc.	5,374,894	0.9
84,300		Woodward Governor Co.	4,356,624	0.7
			106,119,698	18.3

		Information Technology: 16.5%
95,893		A10 Networks, Inc.	391,243	0.1
136,500		Advanced Energy Industries, Inc.	2,788,695	0.5
71,100		Advent Software, Inc.	2,241,783	0.4
23,777	@	Ansys, Inc.	1,985,855	0.3
148,472		Bankrate, Inc.	1,735,638	0.3
42,254		Blackhawk Network Holdings, Inc.	1,534,665	0.3
34,670	@	CACI International, Inc.	3,092,217	0.5
159,632		Cardtronics, Inc.	6,251,189	1.1
46,400		CommScope Holding Co., Inc.	1,030,080	0.2
103,500		Commvault Systems, Inc.	4,895,550	0.8
98,900		Cornerstone OnDemand, Inc.	3,142,053	0.5
201,286		EVERTEC, Inc.	4,436,343	0.8
29,500	@,L	Finisar Corp.	502,975	0.1
66,300		Flir Systems, Inc.	2,103,699	0.4
8,200		Formfactor, Inc.	65,928	0.0
44,700	@	Integrated Device Technology, Inc.	834,102	0.1
99,800		j2 Global, Inc.	5,642,692	1.0
41,700		Littelfuse, Inc.	4,008,621	0.7
187,500	@	Microsemi Corp.	5,100,000	0.9
72,000		MKS Instruments, Inc.	2,623,680	0.5
104,100		Netgear, Inc.	3,614,352	0.6
80,000		Plantronics, Inc.	4,173,600	0.7
88,567	@	Plexus Corp.	3,454,999	0.6
267,500	@	Polycom, Inc.	3,522,975	0.6
6,750	@	Progress Software Corp.	174,083	0.0
109,500		Q2 Holdings, Inc.	2,035,605	0.3
204,000		Qlik Technologies, Inc.	6,289,320	1.1
67,300	@	Rofin-Sinar Technologies, Inc.	1,811,716	0.3
90,200	@	Semtech Corp.	2,296,492	0.4
35,500		Ultimate Software Group, Inc.	5,227,020	0.9
106,100		Veeco Instruments, Inc.	3,969,201	0.7
42,200		WEX, Inc.	4,771,976	0.8
			95,748,347	16.5

		Materials: 4.3%
285,900		Commercial Metals Co.	4,671,606	0.8
139,900		HB Fuller Co.	6,042,281	1.1
71,300		Minerals Technologies, Inc.	5,292,599	0.9
9,100		Olin Corp.	228,956	0.0
551,800	@	Thompson Creek Metals Co., Inc.	932,542	0.2
103,868		Worthington Industries	3,916,862	0.7
267,900		Zep, Inc.	3,646,119	0.6
			24,730,965	4.3

		Utilities: 2.4%
17,260		Cleco Corp.	927,380	0.2
115,800		El Paso Electric Co.	4,380,714	0.8
34,560		Idacorp, Inc.	2,146,521	0.4
81,400		ONE Gas, Inc.	3,159,948	0.5
82,000		Portland General Electric Co.	3,023,340	0.5
			13,637,903	2.4

	Total Common Stock
	(Cost $466,236,657)		552,758,075	95.5

EXCHANGE-TRADED FUNDS: 1.9%
91,200		iShares Russell 2000 Index Fund	10,649,424	1.9

	Total Exchange-Traded Funds
	(Cost $8,377,618)		10,649,424	1.9

	Total Long-Term Investments
	(Cost $474,614,275)		563,407,499	97.4

See Accompanying Notes to Financial Statements

8

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateralcc: 1.8%
2,445,742	Cantor Fitzgerald, Repurchase Agreement dated 11/28/14, 0.13%, due 12/01/14 (Repurchase Amount $2,445,768, collateralized by various U.S. Government /U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,494,657, due 01/01/15-09/01/49)	2,445,742	0.4
2,445,742	Daiwa Capital Markets, Repurchase Agreement dated 11/28/14, 0.11%, due 12/01/14 (Repurchase Amount $2,445,764, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,494,703, due 06/01/16-03/01/48)	2,445,742	0.4
2,445,742	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $2,445,772, collateralized by various U.S. Government Securities, 0.750%-3.125%, Market Value plus accrued interest $2,494,657, due 12/31/17-02/15/42)	2,445,742	0.4
514,827	Nomura Securities, Repurchase Agreement dated 11/28/14, 0.10%, due 12/01/14 (Repurchase Amount $514,831, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $525,124, due 12/05/14-08/20/62)	514,827	0.1
2,445,742	State of Wisconsin Investment Board, Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $2,445,772, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,494,625, due 04/15/16-01/15/29)	2,445,742	0.5
		10,297,795	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.6%
15,203,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $15,203,000)	15,203,000	2.6

	Total Short-Term Investments
	(Cost $25,500,795)	25,500,795	4.4

	Total Investments in Securities (Cost $500,115,070)	$588,908,294	101.8
	Liabilities in Excess of Other Assets	(10,190,055)	(1.8)
	Net Assets	$578,718,239	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2014.

Cost for federal income tax purposes is $500,853,358.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$117,857,042
Gross Unrealized Depreciation	(29,802,106)

Net Unrealized Appreciation	$88,054,936

See Accompanying Notes to Financial Statements

9

Voya Mid Cap Value Advantage Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.5%
		Consumer Discretionary: 7.6%
70,179		Brinker International, Inc.	3,953,183	1.9
22,275		Delphi Automotive PLC	1,624,961	0.8
40,989		DineEquity, Inc.	4,071,437	2.0
58,178		Macy's, Inc.	3,776,334	1.9
12,646		Polaris Industries, Inc.	1,981,755	1.0
			15,407,670	7.6

		Consumer Staples: 5.1%
98,862		ConAgra Foods, Inc.	3,610,440	1.8
22,503		Energizer Holdings, Inc.	2,925,840	1.4
48,719		Molson Coors Brewing Co.	3,768,415	1.9
			10,304,695	5.1

		Energy: 3.7%
19,732		Cimarex Energy Co.	2,070,873	1.0
71,095		Consol Energy, Inc.	2,781,947	1.4
82,791		Patterson-UTI Energy, Inc.	1,464,573	0.7
62,703		Superior Energy Services	1,210,795	0.6
			7,528,188	3.7

		Financials: 34.3%
21,563		Ameriprise Financial, Inc.	2,841,356	1.4
43,227		Arthur J. Gallagher & Co.	2,072,735	1.0
69,061		BankUnited, Inc.	2,085,642	1.0
70,179	L	Carlyle Group L.P.	2,009,225	1.0
73,600		Corporate Office Properties Trust SBI MD	2,068,896	1.0
63,110		DCT Industrial Trust, Inc.	2,153,944	1.1
34,785		Discover Financial Services	2,280,157	1.1
39,362		Extra Space Storage, Inc.	2,332,986	1.2
164,057		Fifth Third Bancorp.	3,300,827	1.6
55,228		First Republic Bank	2,845,899	1.4
101,590		FNF Group	3,291,516	1.6
40,684		Gaming and Leisure Properties, Inc.	1,297,820	0.6
96,064		Hartford Financial Services Group, Inc.	3,967,443	2.0
57,364		HCC Insurance Holdings, Inc.	3,044,307	1.5
47,700		Highwoods Properties, Inc.	2,058,732	1.0
122,255		Host Hotels & Resorts, Inc.	2,841,206	1.4
91,437		Invesco Ltd.	3,690,397	1.8
239,628		Keycorp	3,234,978	1.6
137,000		Navient Corp.	2,871,520	1.4
61,057		PacWest Bancorp	2,839,150	1.4
95,607		ProLogis, Inc.	4,042,264	2.0
26,343		SL Green Realty Corp.	3,059,476	1.5
104,482		Starwood Property Trust, Inc.	2,513,837	1.2
58,178		The Geo Group, Inc.	2,343,992	1.2
58,200		Validus Holdings Ltd.	2,415,300	1.2
31,225		Ventas, Inc.	2,234,149	1.1
			69,737,754	34.3

		Health Care: 8.9%
55,533		Cardinal Health, Inc.	4,564,257	2.2
56,449		Cigna Corp.	5,808,038	2.8
45,769	@	Community Health Systems, Inc.	2,154,804	1.1
125,813		Select Medical Holdings Corp.	1,815,482	0.9
33,666		Zimmer Holdings, Inc.	3,780,355	1.9
			18,122,936	8.9

		Industrials: 11.6%
37,226		Ametek, Inc.	1,897,037	0.9
58,188		Fortune Brands Home & Security, Inc.	2,613,805	1.3
21,054		Hubbell, Inc.	2,248,567	1.1
83,402		KAR Auction Services, Inc.	2,889,879	1.4
34,276		Lincoln Electric Holdings, Inc.	2,469,243	1.2
196,594		Mueller Water Products, Inc.	1,865,677	0.9
22,681		Pall Corp.	2,179,871	1.1
13,629		Roper Industries, Inc.	2,150,929	1.1
13,731		TransDigm Group, Inc.	2,715,855	1.3
68,654		Xylem, Inc.	2,632,194	1.3
			23,663,057	11.6

		Information Technology: 9.6%
14,952		Anixter International, Inc.	1,299,329	0.6
140,970		Applied Materials, Inc.	3,390,328	1.7
65,704		Fidelity National Information Services, Inc.	4,020,428	2.0
35,802		KLA-Tencor Corp.	2,486,091	1.2
44,752		TE Connectivity Ltd.	2,873,078	1.4
76,790		Vantiv, Inc.	2,590,895	1.3
27,258		Western Digital Corp.	2,814,934	1.4
			19,475,083	9.6

		Materials: 6.4%
38,904		Albemarle Corp.	2,296,892	1.1
29,496		Eastman Chemical Co.	2,445,809	1.2
57,605		International Paper Co.	3,100,301	1.5
38,110		Packaging Corp. of America	2,830,811	1.4
108,980		Steel Dynamics, Inc.	2,456,409	1.2
			13,130,222	6.4

		Utilities: 9.3%
185,010		CenterPoint Energy, Inc.	4,429,140	2.2
64,179		DTE Energy Co.	5,228,021	2.6
80,147		El Paso Electric Co.	3,031,961	1.5
47,130		Entergy Corp.	3,954,207	1.9

See Accompanying Notes to Financial Statements

1

Voya Mid Cap Value Advantage Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

36,717	Pinnacle West Capital Corp.	2,321,616	1.1
		18,964,945	9.3

	Total Common Stock
	(Cost $176,471,003)	196,334,550	96.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc: 0.0%
86,314	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $86,315, collateralized by various U.S. Government Securities, 0.750%-3.125%, Market Value plus accrued interest $88,040, due 12/31/17-02/15/42)
	(Cost $86,314)	86,314	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.1%
6,265,906	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $6,265,906)	6,265,906	3.1

	Total Short-Term Investments
	(Cost $6,352,220)	6,352,220	3.1

	Total Investments in Securities (Cost $182,823,223)	$202,686,770	99.6
	Assets in Excess of Other Liabilities	783,263	0.4
	Net Assets	$203,470,033	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2014.

Cost for federal income tax purposes is $183,263,076.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,646,376
Gross Unrealized Depreciation	(3,222,682)

Net Unrealized Appreciation	$19,423,694

See Accompanying Notes to Financial Statements

2

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 4, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 4, 2015